EXECUTION VERSION US 7920599v.8 CHA715/20025 AMENDMENT NO. 3 TO CREDIT AGREEMENT AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of April 28, 2021 (this “Third Amendment”), to the Five-Year Credit Agreement, dated as of May 13, 2015 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 9, 2017, by that certain Amendment No. 2 to Credit Agreement dated as of April 30, 2020 and as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among DILLARD’S, INC., a Delaware corporation (the “Parent Borrower”), the other BORROWERS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent and collateral agent for the Lenders (in such capacities, the “Agent”). Capitalized terms used but not defined herein shall have the meanings given them in the Amended Credit Agreement (as defined below). WITNESSETH WHEREAS, the Borrowers have requested that each of PNC Bank, National Association, TD Bank, N.A. and Texas Capital Bank, National Association (each a “New Lender” and, collectively, the “New Lenders”) become a Lender under the Amended Credit Agreement with each New Lender having a Commitment in the amount shown opposite such New Lender’s name on Schedule 1.1 to the Amended Credit Agreement, on the terms and subject to the conditions set forth herein; WHEREAS, the Borrowers have requested to enter into this Third Amendment to amend the Credit Agreement as set forth herein effective as of the Third Amendment Effective Date (as defined below); WHEREAS, the Agent, the Borrowers, and the Lenders (including the New Lenders) signatory hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Third Amendment; NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows: 1. Amendment. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, but subject to the satisfaction of each condition precedent set forth in Section 3 hereof, effective as of the Third Amendment Effective Date: (a) The Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto (the Credit Agreement as amended hereby, the “Amended Credit Agreement”); and (b) Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached as Annex II hereto. Immediately after giving effect to this Third Amendment and any Borrowings made on the Third Amendment Effective Date, (a) each

2 Lender (including each New Lender) who holds Loans in an aggregate amount less than its Commitment Percentage of all Loans shall advance new Loans which shall be disbursed to the Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Commitment Percentage of all Loans, (b) each Lender’s (including each New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Commitment Percentage, (c) such other adjustments shall be made as the Agent shall specify so that the Credit Extensions applicable to each Lender (including each New Lender) equals its Commitment Percentage of the Credit Extensions of all Lenders and (d) each applicable Lender hereby waives any Breakage Costs owing to such Lender as a result of the reallocation of Loans and adjustments described in this Section 1(b). (c) Exhibit D to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit D attached as Annex III hereto. 2. Representations and Warranties. In order to induce the Agent and the Lenders to enter into this Third Amendment, the Borrowers hereby jointly represent and warrant to the Agent and the Lenders that as of the Third Amendment Effective Date, after giving effect to this Third Amendment: (a) no Default or Event of Default has occurred and is continuing; (b) the representations and warranties of the Borrowers set forth in the Amended Credit Agreement are true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) on and as of the date hereof, except to the extent that any such representation and warranty relates to an earlier date (in which case such representation and warranty is true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality or Material Adverse Effect, in which case such representation and warranty is true and correct in all respects) as of such earlier date); (c) this Third Amendment has been duly executed and delivered by the Borrowers, and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrowers, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (d) no Borrower has any defense to payment, counterclaim or rights of set-off with respect to the Obligations on the date hereof. 3. Conditions Precedent. The effectiveness of this Third Amendment and the obligations of the Lenders to make Loans and of the Issuing Lenders to issue Letters of Credit under the Amended Credit Agreement is subject to satisfaction (or waiver by the Lenders) of the

3 following conditions precedent (the date on which such conditions precedent are satisfied, the “Third Amendment Effective Date”): (a) The Agent (or its counsel) shall have received from the Borrowers and the Lenders (including the New Lenders) either (i) a counterpart of this Third Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy or other electronic transmission of a signed signature page of this Third Amendment) that such party has signed a counterpart of this Third Amendment. (b) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders on the Third Amendment Effective Date and dated the Third Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Borrowers, and such other opinions of counsel as the Agent may reasonably request, and covering such matters relating to the Borrowers, the Loan Documents or the transactions contemplated hereby as is customary for transactions of this type. The Borrowers hereby request such counsel to deliver such opinion. (c) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Borrowers, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Agent and their counsel. (d) The Agent shall have received the Borrowing Base Certificate most recently required to be delivered pursuant to Section 6.01(e) of the Credit Agreement. (e) The Agent shall have received a certificate, reasonably satisfactory in form and substance to the Agent, with respect to the solvency of the Parent Borrower and its Subsidiaries on a consolidated basis, as of the Third Amendment Effective Date. (f) There is no pending litigation or other Proceeding, as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, the result of which would reasonably be expected to have a Material Adverse Effect. (g) The consummation of the transactions contemplated hereby shall not conflict with, or result in a default or event of default under, any material agreement of any Borrower, including, without limitation, under the Bonds or under any agreement relating to Material Indebtedness, except for a conflict, default or event of default (other than under the Bonds as to which no conflict, default or event of default may exist) which would not reasonably be expected to have a Material Adverse Effect. (h) The Agent shall have received results of searches or other evidence reasonably satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of Liens on the Borrowers’ Inventory and proceeds thereof, including without limitation, receivables from credit card processors, except for Liens for which termination statements and releases reasonably satisfactory to the Agent are being tendered concurrently with such extension of credit.

4 (i) All fees due and payable on the Third Amendment Effective Date and all reasonable and documented out-of-pocket expenses incurred by the Agent and the Third Amendment Arrangers in connection with this Third Amendment (including the reasonable fees and expenses of a single outside counsel to the Agent and the Third Amendment Arrangers) for which invoices have been presented not later than three (3) Business Days prior to the Third Amendment Effective Date, shall have been paid in full. (j) The Agent shall have received a certificate of the Parent Borrower (i) stating that the representations and warranties made by the Borrowers to the Agent and the Lenders in the Loan Documents are true and correct in all material respects (except any representations and warranties qualified by materiality shall be true and correct in all respects) as of the date of such certificate, (ii) stating that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default, and (iii) certifying and attaching a list of the DDAs, Excluded Accounts and credit card arrangements of the Borrowers as of the Third Amendment Effective Date. (k) (i) The Agent shall have received, at least three (3) days prior to the Third Amendment Effective Date, all documentation and other information regarding the Borrowers requested by a Lender in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers by such Lender at least seven (7) days prior to the Third Amendment Effective Date, and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) days prior to the Third Amendment Effective Date, any Lender that has requested, in a written notice to the Borrowers at least seven (7) days prior to the Third Amendment Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Third Amendment, the condition set forth in this clause (k)(ii) shall be deemed to be satisfied). Without limiting the generality of the provisions of Section 9.02(c) of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Third Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 3 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the Third Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 3 by and on behalf of the Borrowers shall be in form and substance reasonably satisfactory to the Agent and its counsel. The Agent shall notify the Borrowers and the Lenders of the Third Amendment Effective Date, and such notice shall be conclusive and binding. 4. New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Amended Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Amended Credit Agreement, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement as are delegated to the Agent by the terms thereof, together with such

5 powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Third Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (b) it has received a copy of the Amended Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (c) from and after the Third Amendment Effective Date, it shall be a party to and be bound by the provisions of the Amended Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. 5. Reference to and Effect on Credit Agreement and Loan Documents. (a) On and after the Third Amendment Effective Date, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement and (y) all references to the “Credit Agreement” in any other document or instrument, agreement or writing, in each case, will mean and be a reference to the Credit Agreement, as amended by this Third Amendment (i.e., the Amended Credit Agreement). (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment are and will continue to be in full force and effect and are hereby in all respects ratified and confirmed and each Borrower reaffirms its obligations under the Loan Documents to which it is party. (c) The Borrowers hereby extend the Liens securing the Obligations until the Obligations have been Paid in Full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed. (d) The execution, delivery and effectiveness of this Third Amendment will not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations, and the failure of the Lenders at any time or times hereafter to require strict performance by the Borrowers of any provision thereof shall not waive, affect or diminish any right of the Lenders to thereafter demand strict compliance therewith. The Agent and the Lenders hereby reserve all rights granted under the Amended Credit Agreement, the other Loan Documents, this Third Amendment and any other contract or instrument between the Borrowers and the Lenders. (e) On and after the Third Amendment Effective Date, this Third Amendment will for all purposes constitute a Loan Document. 6. Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed

6 counterpart of a signature page of this Third Amendment by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment. 7. Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Third Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Third Amendment. 9. Review and Construction of Documents. Each Borrower hereby acknowledges, and represents and warrants to the Agent and the Lenders, that (a) such Borrower has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Third Amendment with its legal counsel, (b) such Borrower has reviewed this Third Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Borrower has executed this Third Amendment of its own free will and volition, and (d) this Third Amendment shall be construed as if jointly drafted by the Borrowers and the Lenders. 10. Arms-Length/Good Faith. This Third Amendment has been negotiated at arms- length and in good faith by the parties hereto. 11. Fees and Expenses. As provided in Section 10.04 of the Amended Credit Agreement and subject to the limitations expressly set forth therein, the Borrowers hereby agree to pay all reasonable and documented out-of-pocket fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Third Amendment and all related documents (including the reasonable fees and expenses of a single outside counsel to the Agent). 12. Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of the Credit Parties and the Borrowers and their respective successors and assigns. 13. Effect of Consent. No consent or waiver, express or implied, by the Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. 14. Governing Law; Jurisdiction. (a) THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

7 (b) Each of the parties hereto agrees that any suit for the enforcement of this Third Amendment may be brought in any New York state or federal court sitting in the Borough of Manhattan in New York City and consents to the non-exclusive jurisdiction of such courts. Each of the parties hereto hereby waives any objection which they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. 15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. [SIGNATURES APPEAR ON FOLLOWING PAGES]

[Dillard’s - Amendment No. 3 Signature Page] IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Third Amendment as of the day and year first above written. PARENT BORROWER: DILLARD’S, INC. By: /s/ Alex Dillard Name: Alex Dillard Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] SUBSIDIARY BORROWERS: 600 CARNAHAN DRIVE OPERATIONS, LLC By: /s/ Chris Johnson Name: Chris Johnson Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] 600 CARNAHAN DRIVE PROPERTY, LLC By: /s/ Chris Johnson Name: Chris Johnson Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] BTK DEVELOPMENT, L.L.C. By: /s/ Jim Northup Name: Jim Northup Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] CONDEV NEVADA, INC. By: /s/ Mike Dillard Name: Mike Dillard Title: President

[Dillard’s - Amendment No. 3 Signature Page] CONSTRUCTION DEVELOPERS, LLC By: /s/ Bill Dillard, III Name: Bill Dillard, III Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD INTERNATIONAL, LLC By: /s/ Dean Worley Name: Dean Worley Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD INVESTMENT CO. INC. By: /s/ Michael Draper Name: Michael Draper Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD STORE SERVICES, INC. By: /s/ Leslie Argo Name: Leslie Argo Title: President

[Dillard’s - Amendment No. 3 Signature Page] DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP By: /s/ Donna Moye Name: Donna Moye Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD TEXAS CENTRAL, LLC By: /s/ Brett Gunn Name: Brett Gunn Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD TEXAS EAST, LLC By: /s/ Jennifer McKindsey Name: Jennifer McKindsey Title: President

[Dillard’s - Amendment No. 3 Signature Page] DILLARD TEXAS FOUR-POINT, LLC By: /s/ Drue Matheny Name: Drue Matheny Title: President

[Dillard’s - Amendment No. 3 Signature Page] DILLARD TEXAS SOUTH, LLC By: /s/ Michael Draper Name: Michael Draper Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD TEXAS, LLC By: /s/ Drue Matheny Name: Drue Matheny Title: President

[Dillard’s - Amendment No. 3 Signature Page] DILLARD’S UTAH, INC. By: /s/ Dean Worley Name: Dean Worley Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] DILLARD’S DOLLARS, INC. By: /s/ Tom Bolin Name: Tom Bolin Title: President

[Dillard’s - Amendment No. 3 Signature Page] D-SERF COMPANY, LLC By: /s/ Jim Northup Name: Jim Northup Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] DSS NEIL OPERATIONS, LLC By: /s/ Armando Gonzalez Name: Armando Gonzalez Title: President

[Dillard’s - Amendment No. 3 Signature Page] DSS UNITER, LLC By: /s/ Julie Taylor Name: Julie Taylor Title: President

[Dillard’s - Amendment No. 3 Signature Page] FORT WORTH BORROWER LLC By: /s/ Chris Johnson Name: /s/ Chris Johnson Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] FREMAUX HOLDINGS, LLC By: /s/ Amy Carrasquillo Name: Amy Carrasquillo Title: Vice President, Treasurer and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] GAK GP, LLC By: /s/ Kim Smith Name: Kim Smith Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] GAK INVESTCO, LLC By: /s/ Kim Smith Name: Kim Smith Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE GAK, LP By: /s/ Kim Smith Name: Kim Smith Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE INVESTCO, LLC By: /s/ Kay White Name: Kay White Title: Vice President and Treasurer

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE LANCOMS, LP By: /s/ Brant Musgrave Name: Brant Musgrave Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE LOUISIANA, LLC By: /s/ Brad Baker Name: Brad Baker Title: President

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE SALVA, LP By: /s/ Amy Carrasquillo Name: Amy Carrasquillo Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE WEST MAIN, LP By: /s/ Bobby Barrett Name: Bobby Barrett Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] LANCOMS GP, LLC By: /s/ Brant Musgrave Name: Brant Musgrave Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] LITTLE ROCK BORROWER LLC By: /s/ Chris Johnson Name: Chris Johnson Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] CALIFORNIA DSS, INC. By: /s/ Alex Dillard Name: Alex Dillard Title: President

[Dillard’s - Amendment No. 3 Signature Page] PULASKI REALTY COMPANY By: /s/ Chris Johnson Name: Chris Johnson Title: Vice President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] SALVA GP, LLC By: /s/ Amy Carrasquillo Name: Amy Carrasquillo Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] THE HIGBEE COMPANY, LLC By: /s/ Jim Northup Name: Jim Northup Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] TNLP INVESTCO, LLC By: /s/ Donna Moye Name: Donna Moye Title: President

[Dillard’s - Amendment No. 3 Signature Page] U.S. ALPHA, INC. By: /s/ Mark Galvan Name: Mark Galvan Title: President and Assistant Secretary

[Dillard’s - Amendment No. 3 Signature Page] WEST MAIN GP, LLC By: /s/ Bobby Barrett Name: Bobby Barrett Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] HIGBEE KYG, LP By: /s/ Kim Smith Name: Kim Smith Title: Vice President and Secretary

[Dillard’s - Amendment No. 3 Signature Page] JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Collateral Agent, a Lender and an Issuing Lender By: /s/ Kody J. Nerios Name: Kody J. Nerios Title: Authorized Officer

[Dillard’s - Amendment No. 3 Signature Page] PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Joseph F. Nemia Name: Joseph F. Nemia Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] REGIONS BANK, as a Lender By: /s/ Ankur Shah Name: Ankur Shah Title: Managing Director

[Dillard’s - Amendment No. 3 Signature Page] TRUIST BANK, as a Lender By: /s/ Stephen D. Metts Name: Stephen D. Metts Title: Director

[Dillard’s - Amendment No. 3 Signature Page] BANK OF AMERICA, N.A., as a Lender By: /s/ Matthew Potter Name: Matthew Potter Title: Senior Vice President

[Dillard’s - Amendment No. 3 Signature Page] CITIZENS BANK, N.A., as a Lender By: /s/ Madison Burns Name: Madison Burns Title: Assistant Vice President

[Dillard’s - Amendment No. 3 Signature Page] TD BANK, N.A., as a Lender By: /s/ Donald J. Cavanagh Name: Donald J. Cavanagh Title: Vice President

[Dillard’s - Amendment No. 3 Signature Page] WELLS FARGO BANK, N.A., as a Lender By: /s/ Joseph Burt Name: Joseph Burt Title: Director

[Dillard’s - Amendment No. 3 Signature Page] TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jerra Hayden Name: Jerra Hayden Title: SVP

[Dillard’s - Amendment No. 3 Signature Page] CITIBANK, N.A., as a Lender By: /s/ Brendan Mackay Name: Brendan Mackay Title: Vice President & Director

[Dillard’s - Amendment No. 3 Signature Page] SIMMONS BANK, as a Lender By: /s/ S. Scott Heady Name: S. Scott Heady Title: S.V.P.

ANNEX I AMENDED CREDIT AGREEMENT [See attached]

EXECUTION VERSION US 6985404v.12 US 7895685v.13 CHA715/20025 FIVE-YEAR CREDIT AGREEMENT dated as of May 13, 2015, as amended as of August 9, 2017 and , as of April 30, 2020 and as of April 28, 2021 among DILLARD’S, INC., as Parent Borrower for the Borrowers, The Other BORROWERS Party Hereto, The LENDERS Party Hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Collateral Agent JPMORGAN CHASE BANK, N.A., WELLS FARGO BANK, N.A.,REGIONS CAPITAL MARKETSandCITIZENS BANK, N.A.,as Second Amendment Arrangers WELLS FARGO BANK, N.A. andREGIONS CAPITAL MARKETS,as Second Amendment Syndication Agents CITIZENS BANK, N.A., as Second Amendment Documentation Agent___________________________ JPMORGAN CHASE BANK, N.A., PNC CAPITAL MARKETS LLC, REGIONS CAPITAL MARKETS, and TRUIST SECURITIES, INC., as Third Amendment Arrangers BANK OF AMERICA, N.A., CITIZENS BANK, N.A., and TD BANK, N.A., as Third Amendment Syndication Agents

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ........................................................................................................... 1 Section 1.01 Defined Terms ............................................................................................ 1 Section 1.02 Terms Generally.................................................................................... 4346 Section 1.03 Accounting Terms; GAAP .................................................................... 4447 Section 1.04 Classification of Loans, Commitments and Borrowings ...................... 4447 Section 1.05 Status of Obligations ............................................................................. 4447 Section 1.06 Divisions ............................................................................................... 4448 Section 1.07 Interest Rates; LIBOR Notification ...................................................... 4548 Section 1.08 Letters of Credit ........................................................................................ 48 ARTICLE II AMOUNT AND TERMS OF CREDIT .............................................................. 4549 Section 2.01 Commitment of the Lenders ................................................................. 4549 Section 2.02 Reserves; Changes to Reserves ............................................................. 4650 Section 2.03 Making of Loans ................................................................................... 4650 Section 2.04 Overadvances ........................................................................................ 4851 Section 2.05 Swingline Loans.................................................................................... 4852 Section 2.06 Letters of Credit .................................................................................... 5053 Section 2.07 Settlements Amongst Lenders .............................................................. 5761 Section 2.08 Notes; Repayment of Loans .................................................................. 5862 Section 2.09 Termination or Reduction of Commitments; Increase of Commitments ........................................................................................ 5962 Section 2.10 Letter of Credit Fees ............................................................................. 6165 Section 2.11 Certain Fees .......................................................................................... 6266 Section 2.12 Unused Commitment Fee ..................................................................... 6266 Section 2.13 Interest on Loans ................................................................................... 6266 Section 2.14 Nature of Fees ....................................................................................... 6367 Section 2.15 [Reserved] ............................................................................................. 6367 Section 2.16 Alternate Rate of Interest ...................................................................... 6367 Section 2.17 Conversion and Continuation of Loans ................................................ 6570 Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs.............. 6671 Section 2.19 [Reserved] ............................................................................................. 6974 Section 2.20 Extension Offers ................................................................................... 6974 Section 2.21 Mandatory Prepayment; Cash Collateral .............................................. 7377 Section 2.22 Optional Prepayment of Loans; Reimbursement of Lenders ................ 7478 Section 2.23 Maintenance of Loan Account; Statements of Account ....................... 7580 Section 2.24 Cash Receipts ........................................................................................ 7680 Section 2.25 [Reserved] ............................................................................................. 7883 Section 2.26 Increased Costs ..................................................................................... 7983 Section 2.27 Change in Legality ................................................................................ 8085 Section 2.28 Withholding of Taxes; Gross-Up .......................................................... 8085 Section 2.29 [Reserved] ............................................................................................. 8489 Section 2.30 Mitigation Obligations; Replacement of Lenders ................................. 8489

Section 2.31 Defaulting Lenders ~~85~~90
Section 2.32 Hedging Agreements and other Bank Products ~~87~~92

ARTICLE III LOAN GUARANTY ~~87~~92

Section 3.01 Guaranty ~~87~~92
Section 3.02 Guaranty of Payment ~~88~~93
Section 3.03 No Discharge or Diminishment of Loan Guaranty ~~88~~93
Section 3.04 Defenses Waived ~~89~~94
Section 3.05 Rights of Subrogation ~~89~~94
Section 3.06 Reinstatement; Stay of Acceleration ~~90~~94
~~Section 3.07 Information 90~~
Section 3.07 Information 95
Section 3.08 Taxes ~~90~~95
Section 3.09 Maximum Liability ~~90~~95
Section 3.10 Contribution ~~90~~95
Section 3.11 Liability Cumulative ~~91~~96
Section 3.12 Keepwell ~~91~~96
Section 3.13 Release of Guarantees ~~92~~96

ARTICLE IV REPRESENTATIONS AND WARRANTIES ~~92~~97

Section 4.01 Organization; Powers ~~92~~97
Section 4.02 Authorization; Enforceability ~~92~~97
Section 4.03 Governmental Approvals; No Conflicts ~~92~~97
Section 4.04 Financial Condition ~~93~~98
Section 4.05 Properties ~~93~~98
Section 4.06 Litigation and Environmental Matters ~~93~~98
Section 4.07 Compliance with Laws and Agreements ~~94~~99
Section 4.08 Investment Company Status ~~94~~99
~~Section 4.09 Taxes 94~~
Section ~~4.10ERISA94~~4.09 Taxes 99
Section ~~4.11Disclosure94~~4.10 ERISA 99
Section ~~4.12Subsidiaries95~~4.11 Disclosure 99
Section 4.12 Subsidiaries 100
Section 4.13 Insurance ~~95~~100
Section 4.14 Security Documents ~~95~~100
Section 4.15 Federal Reserve Regulations ~~95~~100
Section 4.16 Solvency ~~95~~100
Section 4.17 Use of Proceeds ~~95~~100
Section 4.18 Anti-Corruption Laws and Sanctions ~~96~~100
Section 4.19 Affected Financial Institutions ~~96~~101
Section 4.20 Plan Assets; Prohibited Transactions ~~96~~101

ARTICLE V CONDITIONS ~~96~~101

Section 5.01 Second Amendment Effective Date ~~96~~101

ii

Section 5.02 Conditions Precedent to Each Loan and Each Letter of Credit .... ~~99~~103

ARTICLE VI AFFIRMATIVE COVENANTS .... ~~100~~104

Section 6.01 Financial Statements and Other Information .... ~~100~~104
Section 6.02 Notices of Material Events .... ~~102~~107
Section 6.03 Information Regarding Collateral .... ~~103~~107
Section 6.04 Existence; Conduct of Business .... ~~103~~108
Section 6.05 Payment of Obligations .... ~~103~~108
Section 6.06 Maintenance of Properties .... ~~103~~108
Section 6.07 Insurance .... ~~104~~108
Section 6.08 Casualty and Condemnation .... ~~104~~109
Section 6.09 Books and Records; Inspection and Audit Rights; Appraisals .... ~~104~~109
Section 6.10 Compliance with Laws .... ~~105~~110
Section 6.11 Use of Proceeds and Letters of Credit .... ~~105~~110
Section 6.12 Accuracy of Information .... ~~106~~110
Section 6.13 Additional Borrowers; Further Assurances .... ~~106~~111
~~Section 6.14 Post-Closing Obligations .... 107~~

ARTICLE VII NEGATIVE COVENANTS .... ~~108~~112

Section 7.01 Indebtedness and Other Obligations .... ~~108~~112
Section 7.02 Liens .... ~~109~~113
Section 7.03 Fundamental Changes .... ~~110~~114
Section 7.04 Restrictive Agreements .... ~~111~~116
Section 7.05 Asset Sales .... ~~112~~116
Section 7.06 Restricted Payments; Certain Payments of Indebtedness .... ~~114~~118
Section 7.07 Transactions with Affiliates .... ~~115~~119
Section 7.08 Fixed Charge Coverage Ratio .... ~~116~~119
Section 7.09 Subsidiaries .... ~~116~~120
Section 7.10 Investments, Loans, Advances, Guarantees and Acquisitions .... ~~116~~120

ARTICLE VIII EVENTS OF DEFAULT .... ~~117~~121

Section 8.01 Events of Default .... ~~117~~121
Section 8.02 When Continuing .... ~~121~~124
Section 8.03 Remedies on Default .... ~~121~~125

ARTICLE IX THE AGENT .... ~~121~~125

Section 9.01 Authorization and Action .... ~~121~~125
Section 9.02 ~~Administrative~~ Agent's Reliance, ~~Indemnification~~Limitation of Liability, Etc. .... ~~124~~127
Section 9.03 Posting of Communications .... ~~125~~129
Section 9.04 The Agent Individually .... ~~127~~130
Section 9.05 Successor Agent .... ~~127~~130
Section 9.06 Acknowledgment of Lenders and Issuing Lender .... ~~128~~132
Section 9.07 Collateral Matters .... ~~129~~133
Section 9.08 Credit Bidding .... ~~130~~134
Section 9.09 Certain ERISA Matters .... ~~131~~135
Section 9.10 Flood Laws .... ~~132~~136

iii

Section 9.11 Acknowledgements with Respect to Payments. 136

ARTICLE X MISCELLANEOUS .... ~~132~~137

Section 10.01 Notices .... ~~132~~137
Section 10.02 Waivers; Amendments.. ~~134~~139
Section 10.03 Special Amendment Rules .... ~~136~~141
Section 10.04 Expenses; Limitation of Liability; Indemnity; ~~Damage Waiver138~~Etc 143
Section 10.05 Designation of Parent Borrower as Borrowers' Agent .... ~~140~~145
Section 10.06 Successors and Assigns.. ~~141~~146
Section 10.07 Survival .... ~~144~~149
Section 10.08 Counterparts; Integration; Effectiveness.. ~~144~~149
Section 10.09 Severability .... ~~145~~151
Section 10.10 Right of Setoff... ~~145~~151
Section 10.11 Governing Law; Jurisdiction; Consent to Service of Process........... ~~145~~151
Section 10.12 WAIVER OF JURY TRIAL... ~~146~~152
Section 10.13 Headings .... ~~146~~152
Section 10.14 Interest Rate Limitation .... ~~146~~152
Section 10.15 Additional Waivers .... ~~147~~153
Section 10.16 No Fiduciary Duty, ~~etc148~~Etc 154
Section 10.17 Confidentiality .... ~~149~~155
Section 10.18 Non-Public Information .... ~~149~~155
Section 10.19 USA PATRIOT Act... ~~150~~156
Section 10.20 Specified Subsidiaries .... ~~150~~156
Section 10.21 Marketing Consent.. ~~150~~156
Section 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions.. ~~150~~156
Section 10.23 Acknowledgement Regarding Any Supported QFCs .... ~~151~~157
Section 10.24 Several Obligations; Violation of Law .... ~~152~~157
Section 10.25 Disclosure .... ~~152~~158
Section 10.26 Appointment for Perfection .... ~~152~~158
Section 10.27 Joint and Several 158

iv

v EXHIBITS A Form of Assignment and Assumption B-1 Form of Revolving Notes B-2 Form of Swingline Note C [Reserved] D Form of Borrowing Base Certificate E Form of Breakage Costs Certificate F-1 U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) F-2 U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes) F-3 U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes) F-4 U.S. Tax Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes) G Form of Borrowing Request

vi SCHEDULES 1.1 Lenders and Commitments 1.2 Bonds 2.24(a) DDAs 2.24(b) Credit Card Arrangements 4.05(c)(i) Title to Properties; Real Estate Owned 4.05(c)(ii) Leased Properties 4.06 Disclosed Matters 4.12 Subsidiaries 4.13 Insurance 7.01 Indebtedness 7.02 Liens 7.04 Restrictive Agreements 7.10 Investments

1 FIVE-YEAR CREDIT AGREEMENT FIVE-YEAR CREDIT AGREEMENT dated as of May 13, 2015, as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 9, 2017 and , by that certain Amendment No. 2 to Credit Agreement dated as of April 30, 2020 and by that certain Amendment No. 3 to Credit Agreement dated as of April 28, 2021 (this “Agreement”), among DILLARD’S, INC., a corporation organized under the laws of the State of Delaware, as Parent Borrower, the other BORROWERS from time to time party hereto, the LENDERS from time to time party hereto and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent and as Collateral Agent for the Lenders. The Borrowers have requested that the Lenders make extensions of credit (by means of loans and letters of credit) to the Borrowers in an original aggregate principal or face amount not exceeding $800,000,000 at any one time outstanding in Dollars. The Lenders are prepared to extend such credit upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ACH” shall mean automated clearing house transfers. “Activation Period” means any period commencing (a) on the first date on which an a Specified Event of Default has occurred and is continuing or (b) when Excess Availability is less than $150,000,000 120,000,000 for a period of three consecutive Business Days, and, in each case, continuing until the date upon which both (i) Excess Availability has been equal to or greater than $150,000,000 120,000,000 at all times during the preceding thirty (30) consecutive day period and (ii) no Specified Event of Default has occurred during such thirty (30) consecutive day period. “Adjusted LIBO Rate” means, for the Interest Period for with respect to any Eurocurrency Borrowing for any Interest Period or for any Borrowing of Base Rate Loans, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period. “Administrative Agent” means JPMorgan, in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

2 “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person. “Agent” means JPMorgan, in its capacity as Administrative Agent and Collateral Agent for the Lenders hereunder, and any successors and assigns pursuant to Section 9.05 of this Agreement. “Agent Indemnitee-Related Person” has the meaning assigned to it in Section 10.04(c10.04(d). “Agreement” shall have the meaning set forth in the preamble. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% per annum and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%. For purposes of clause (c) above; provided that, for the purpose of this definition, the Adjusted LIBO Rate on for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m., London time, on such day; provided that if such rate shall be less than 2.00%, such rate shall be deemed to be 2.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, as the case may be. respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.16 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.16(c)), then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Ancillary Document” has the meaning assigned to it in Section 10.08. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Borrower or any of its Subsidiaries from time to time concerning or relating to bribery, corruption or money laundering. “Applicable Parties” has the meaning assigned to it in Section 9.03(c). “Applicable Rate” means, on any day with respect to Base Rate Loans or Eurocurrency Loans, the applicable per annum percentage set forth in the table shown below: “Applicable Rate” means, for any day, with respect to any Loan, the applicable rate per annum set forth below under the caption “Base Rate Spread” or “Eurocurrency Spread”, as the case may be, based upon the Average Quarterly Availability during the most recently ended fiscal quarter of the Parent Borrower: Base Rate Loans Eurocurrency Loans

3 0.750% 1.750% Average Quarterly Availability Base Rate Spread Eurocurrency Spread Category 1 Less than 50% of the Total Commitment 0.750% 1.750% Category 2 Greater than or equal to 50% of the Total Commitment 0.500% 1.500% For purposes of the foregoing, each change in the Applicable Rate resulting from a change in Average Quarterly Availability shall be effective during the period commencing on and including the first day of each fiscal quarter of the Parent Borrower and ending on the last day of such fiscal quarter, it being understood and agreed that, for purposes of determining the Applicable Rate on the first day of any fiscal quarter of the Parent Borrower, the Average Quarterly Availability during the most recently ended fiscal quarter of the Parent Borrower shall be used. Notwithstanding the foregoing, the Average Quarterly Availability shall be deemed to be in Category 1 at the option of the Agent or at the request of the Required Lenders if the Borrowers fail to deliver any Borrowing Base Certificate or related information required to be delivered by them pursuant to Section 6.01, during the period from the expiration of the time for delivery thereof until each such Borrowing Base Certificate and related information is so delivered. If at any time the Agent determines that any Borrowing Base Certificate or related information based on which Excess Availability and/or such Average Quarterly Availability and the corresponding Applicable Rate was determined, as applicable, was incorrect (whether based on a restatement, fraud or otherwise), the Borrowers shall be required to retroactively pay any additional amount that the Borrowers would have been required to pay if such Borrowing Base Certificate or related information based upon which Excess Availability and/or such Average Quarterly Availability was determined had been accurate at the time it was delivered. As of the Third Amendment Effective Date, the Applicable Rate is the applicable rates per annum set forth above in Category 2. The Applicable Rate shall be applied by the Agent, and such application shall be conclusive absent manifest error. “Appraised Value” means the amount which represents the net percentage of the Cost of the Borrowers’ Inventory realizable in the event of a liquidation of such Inventory determined from a net orderly liquidation value appraisal of such Inventory undertaken from time to time by an independent appraiser satisfactory to the Agent. “Approved Electronic Platform” has the meaning provided therefor in Section 9.03(a).

4 “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means each of the Effective Date Arrangers, the First Amendment Arrangers and , the Second Amendment Arrangers and the Third Amendment Arrangers. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of each party whose consent is required by Section 10.06), and accepted by the Agent, in the form of Exhibit A or any other form (including electronic records generated by the use of an electronic platform) approved by the Agent. “Auto-Renewal Letter of Credit” means a Letter of Credit with an initial expiry date of one year or less after the date of its issuance that has automatic renewal provisions. “Availability Reserves” means the sum of (i) such reserves as the Agent from time to time determines in its Permitted Discretion as being appropriate to reflect the impediments to the Agent’s ability to realize upon the Collateral and (ii) with respect to Specified Bank Products then provided or outstanding, the Bank Product Reserve in effect at such time; provided that reserves with respect to Specified Bank Products then provided or outstanding shall not exceed the Specified Bank Product Amount. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on (a) rent; (b) Customer Credit Liabilities; (c) customs, duties, and other costs to release Inventory which is being imported into the United States; and (d) outstanding taxes and other governmental charges, including, ad valorem, real estate, personal property, and other taxes which might have priority over the interests of the Agent in the Collateral and either which have not been paid when due or which the Agent, in its Permitted Discretion, believes may impede the Agent’s ability to realize upon the Collateral. “Available Tenor” means, as of any date of determination and with respect to the then- current Benchmark, as applicable, any tenor for such Benchmark or payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (g) of Section 2.16. “Average Quarterly Availability” means, for any fiscal quarter of the Parent Borrower, an amount equal to the average daily Excess Availability during such fiscal quarter, as determined by the Agent’s system of records; provided that in order to determine Excess Availability on any day for purposes of this definition, the Borrowing Base for such day shall be determined by reference to the most recent Borrowing Base Certificate delivered to the Agent pursuant to Section 6.01 as of such day. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European

5 Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank Product Obligations” means any and all obligations of the Borrowers and their Subsidiaries, including, without limitation, Hedging Obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Bank Products owed to any Person that (a) at the time it enters into a Bank Product is a Lender or any of its Affiliates or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Bank Product with any Borrower or any of its Subsidiaries, in each case in its capacity as a party to such Bank Product (even if such Person ceases to be a Lender or such Person’s Affiliate ceases to be a Lender). “Bank Product Reserve” means, at any time, an amount equal to the sum of all Specified Bank Product Amounts associated with all of the then outstanding Specified Bank Products or, with respect to any particular Specified Bank Product, such lesser amount as may equal to the actual obligation of the applicable Borrower as determined utilizing the methodology agreed to with respect to such Specified Bank Product by the Agent with respect to Bank Products provided by JPMorgan (or one of its Affiliates) or between the applicable Lender (or its Affiliate) and the Parent Borrower, as applicable. With respect to any calculation of the amounts to be included in the Bank Product Reserve which is less than an established Specified Bank Product Amount, the Agent shall have no obligation to determine the amount thereof. The Parent Borrower and/or the applicable Lender (other than JPMorgan) or its Affiliate shall provide the Agent written notice of such lower amount and calculation thereof. In absence of any such notice, the amount included in the Bank Product Reserve shall equal the Specified Bank Product Amount established with respect to the Specified Bank Product in question. Notwithstanding the foregoing, in no event can the Bank Product Reserve exceed $25,000,00050,000,000. “Bank Products” shall mean any one or more of the following types of services or facilities extended to any Borrower or any of its Subsidiaries by the Agent, any Lender, or any of their respective Affiliates: (a) credit cards, including the Borrowers’ commercial credit cards, stored value cards and purchase cards, (b) Hedging Agreements, (c) merchant processing services and any deposit, lock box, other cash management arrangement or treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts, cash pooling services, and interstate depository network services), (d) foreign exchange, (e) supply chain financing, open account services and similar trade finance services, or (f) any other product or service provided by any such Person. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute. “Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a voluntary or involuntary bankruptcy or insolvency proceeding, or has had a receiver,

6 conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment or has had any order for relief in such proceeding entered in respect thereof, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality), to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Base Rate Loan” shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II. “Benchmark Replacement” means “Benchmark” means, initially, LIBO Rate; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to LIBO Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (c) or clause (d) of Section 2.16. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Agent and the Parent Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a benchmark rate of interest as a replacement to the LIBO Rate for U.S. for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than 1.00%, the Benchmark Replacement will be deemed to be 1.00% for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Agent in its sole discretion. in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion; provided further that,

7 notwithstanding anything to the contrary in this Agreement or in any other Loan Document, upon the occurrence of a Term SOFR Transition Event, and the delivery of a Term SOFR Notice, on the applicable Benchmark Replacement Date the “Benchmark Replacement” shall revert to and shall be deemed to be the sum of (a) Term SOFR and (b) the related Benchmark Replacement Adjustment, as set forth in clause (1) of this definition (subject to the first proviso above). If the Benchmark Replacement as determined pursuant to clause (1), (2) or (3) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement: (1) for purposes of clauses (1) and (2) of the definition of “Benchmark Replacement,” the first alternative set forth in the order below that can be determined by the Agent: (a) “Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Parent Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Rate). as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for the applicable Corresponding Tenor; (b) the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Benchmark for the applicable Corresponding Tenor; and (2) for purposes of clause (3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Agent and the Parent Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such

8 Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities; provided that, in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by the Agent in its reasonable discretion. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other , timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of the such Benchmark Replacement exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means the earlier earliest to occur of the following events with respect to the LIBO Ratethen-current Benchmark: (1) (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Screen Rate such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide the LIBO Screen Rate; orall Available Tenors of such Benchmark (or such component thereof); (2) (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.; (3) in the case of a Term SOFR Transition Event, the date that is thirty (30) days after the date a Term SOFR Notice is provided to the Lenders and the Parent Borrower pursuant to Section 2.16(d); or (4) in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time

9 for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Ratethen-current Benchmark: (1) (1) a public statement or publication of information by or on behalf of the administrator of the LIBO Screen Rate such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide the LIBO Screen Rateall Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; any Available Tenor of such Benchmark (or such component thereof); (2) (2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate, the U.S. such Benchmark (or the published component used in the calculation thereof), the Federal Reserve SystemBoard, the NYFRB, an insolvency official with jurisdiction over the administrator for the LIBO Screen Ratesuch Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the LIBO Screen Rate such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Screen Rate, in each case such Benchmark (or such component), which states that the administrator of the LIBO Screen Rate such Benchmark (or such component) has ceased or will cease to provide the LIBO Screen Rate all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; and/or any Available Tenor of such Benchmark (or such component thereof); or (3) (3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate such Benchmark (or the published component used in the calculation thereof) announcing that the LIBO Screen Rate is all Available Tenors of such Benchmark (or such component thereof) are no longer representative. “Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Agent or the Required Lenders, as applicable, by notice to the Borrower, the Agent (in the case of such notice by the Required Lenders) and the Lenders. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set

10 forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period the period (if any) (x) beginning at the time that such a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.16 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate then-current Benchmark for all purposes hereunder pursuant to and under any Loan Document in accordance with Section 2.16. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” means, as to any Person, an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such Person. “Blocked Account Agreements” has the meaning set forth in Section 2.24(c). “Blocked Account Banks” shall mean the banks with whom the Borrowers have entered into Blocked Account Agreements, including, with respect to the Parent Borrower Blocked Account, JPMorgan (or such other bank which has entered into a Blocked Account Agreement with respect to the Parent Borrower Blocked Account). “Blocked Accounts” shall have the meaning set forth in Section 2.24(c). “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Bonds” means those obligations of the Parent Borrower for borrowed money under those certain indentures described on Schedule 1.2 hereto. “Borrowers” means collectively, the Parent Borrower, Dillard Tennessee Operating Limited Partnership, Dillard Store Services, Inc., The Higbee Company, LLC, Construction Developers, LLC, Dillard International, LLC, Condev Nevada, Inc., U.S. Alpha, Inc., Dillard’s Dollars, Inc., Higbee Louisiana, LLC, Dillard Texas Central, LLC, Dillard Texas East, LLC, Dillard Texas Four-Point, LLC, Dillard Texas South, LLC, DSS Neil Operations, LLC, DSS Uniter, LLC, Higbee GAK, LP, Higbee Lancoms, LP, Higbee Salva, LP, Higbee West Main, LP,

11 600 Carnahan Drive Operations, LLC, 600 Carnahan Drive Property, LLC, BTK Development L.L.C., Dillard Investment Co., Inc., Dillard Texas, LLC, Dillard’s Utah, Inc., D-SERF Company, LLC, Fort Worth Borrower LLC, Fremaux Holdings, LLC, GAK GP, LLC, GAK Investco, LLC, Higbee Investco, LLC, Lancoms GP, LLC, Little Rock Borrower LLC, California DSS, Inc., Pulaski Realty Company, Salva GP, LLC, TNLP Investco, LLC, West Main GP, LLC, and Higbee KYG, LP and any Domestic Subsidiary that becomes a Borrower pursuant to Section 6.13 of this Agreement. “Borrowing” shall mean (a) the incurrence of Loans of a single Type, on a single made, converted or continued on the same date and having, in the case of Eurocurrency Loans, having a single Interest Period, or (b) a Swingline Loan. “Borrowing Base” means (a) as of the Second Amendment Effective Date and until the Deemed Borrowing Base Termination Date, the Deemed Borrowing Base and (b) at any time after the Deemed Borrowing Base Termination Date, an amount equal to (i) 90% multiplied by the Appraised Value multiplied by Eligible Inventory (valued at Cost), minus (ii) the aggregate amount of all Availability Reserves. “Borrowing Base Certificate” has the meaning assigned to such term in Section 6.01(e). “Borrowing Request” means a request by the Parent Borrower on behalf of the Borrowers for a Borrowing substantially in the form of Exhibit G or any other form reasonably approved by the Agent, in each case, in accordance with Section 2.03. “Breakage Costs” shall have the meaning set forth in Section 2.22(b). “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York or Little Rock, Arkansas are authorized or required by law to remain closed, provided that, when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market. “Capital Expenditures” means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrowers and their Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrowers and their Subsidiaries for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by the Borrowers and their Subsidiaries during such period. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases or financing leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Cash Collateral Account” shall mean an interest-bearing account established by the Borrowers with the Agent at JPMorgan under the sole and exclusive dominion and control of the Agent designated as the “Dillard’s Cash Collateral Account”.

12 “Cash Control Event” means that Excess Availability is less than $125,000,000 100,000,000 for three (3) consecutive Business Days. For purposes of Section 2.24(g), the occurrence of a Cash Control Event shall be deemed continuing notwithstanding that Excess Availability may thereafter exceed the amount set forth in the preceding sentence unless and until Excess Availability exceeds $125,000,000 100,000,000 for sixty (60) consecutive days, in which event a Cash Control Event shall no longer be deemed to be continuing for purposes of Section 2.24(g). “Cash Receipts” has the meaning provided therefor in Section 2.24(c). “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code. “Change in Control” means either (a) after the Second Amendment Effective Date, any Person or two or more Persons acting in concert acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of common stock of the Parent Borrower representing 50% or more of the combined voting power of all common stock of the Parent Borrower entitled to vote in the election of directors, (b) during any period of up to twelve consecutive months, whether commencing before or after the Second Amendment Effective Date, individuals who at the beginning of such twelve-month period were directors of the Parent Borrower, ceasing for any reason (other than by reason of death, disability or scheduled retirement) to constitute a majority of the Board of Directors of the Parent Borrower, unless such directors were replaced by new directors whose election to the Board of Directors of the Parent Borrower, or whose nomination for election by the shareholders of the Parent Borrower, was approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, or (c) the failure of the Parent Borrower to directly or indirectly Control all of the Subsidiary Borrowers. Notwithstanding the preceding or any provision of Section 13d-3 or 13d-5 of the Exchange Act, (i) a Person or group shall not be deemed to beneficially own Equity Interests subject to a stock or asset purchase agreement, merger agreement, option agreement, warrant agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the acquisition of the Equity Interests in connection with the transactions contemplated by such agreement and (ii) a Person or group will not be deemed to beneficially own the common stock of another Person as a result of its ownership of the common stock or other securities of such other Person’s parent entity (or related contractual rights) unless it owns 50% or more of the total voting power of the common stock entitled to vote for the election of directors of such parent entity having a majority of the aggregate votes on the board of directors (or similar body) of such parent entity. “Change in Law” means the occurrence after the Effective Date (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty (including any rules or regulations issued under or implementing any existing law), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; or (c) compliance by any Lender or any Issuing Lender (or, for purposes of Section 2.26(b), by any lending office of such Lender or by such Lender’s or such Issuing Lender’s holding company, if any) with any request, guideline, requirement or

13 directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented; and provided, further, that the determination by any Lender of any additional amount owing to it (other than such amounts payable under Section 2.28), to the extent claimed in reliance on the preceding proviso, shall be made in good faith in a manner generally consistent with such Lender’s standard practices and only if such Lender seeks, or intends to seek, reimbursement for such additional amounts under other syndicated credit facilities involving similarly situated borrowers under which such Lender is a lender and may seek such reimbursement. “Charges” has the meaning provided therefor in Section 10.14. “Class” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Existing Loans, Extended Loans (of the same Extension Series) or Swingline Loans, when used in reference to any Commitment, refers to whether such Commitment is an Existing Commitment, an Extended Commitment (of each Extension Series) or a Swingline Commitment and when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a single class. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any and all “Collateral” as defined in any applicable Security Document. In no event shall Other Store Proceeds constitute Collateral hereunder. “Collateral Agent” means JPMorgan in its capacity as collateral agent for the Lenders hereunder. “Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Borrower in the ordinary course of business of such Borrower. “Commercial Letter of Credit Outstandings” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Commercial Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to Commercial Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Commercial Letter of Credit Outstandings of any Lender at any time shall be its Commitment Percentage of the total Commercial Letter of Credit Outstandings at such time. “Commitment” shall mean, with respect to each Lender, the commitment of such Lender which is available to be borrowed in the amount set forth opposite its name as its Commitment on Schedule 1.1 or as may subsequently be set forth in the Register from time to time, as the same may be increased or reduced from time to time pursuant to Section 2.09.

14 “Commitment Fee” has the meaning provided therefor in Section 2.12. “Commitment Fee Rate” means , on any day with respect to the Commitment Fee, a per annum percentage equal to 0.30%.the applicable rate per annum set forth below under the caption “Commitment Fee Rate” as determined based on the average utilization of the Commitments during a fiscal quarter: Average Amount Utilized Commitment Fee Rate Less than 35% of the Total Commitment 0.30% Greater than or equal to 35% of the Total Commitment 0.25% “Commitment Increase Lender” has the meaning assigned to such term in Section 2.09(c). “Commitment Percentage” shall mean, with respect to each Lender, at any time, except as otherwise provided herein, that percentage of the Commitments of all Lenders hereunder in the amount set forth opposite its name on Schedule 1.1 or as may subsequently be set forth in the Register from time to time, as the same may be reduced or increased from time to time pursuant to Section 2.09. Notwithstanding the foregoing, in the case of Section 2.31 when a Defaulting Lender shall exist, “Commitment Percentage” as used in such Section 2.31 with respect to any Non-Defaulting Lender shall mean the percentage of the Total Commitment (disregarding any Defaulting Lender’s Commitment) represented by such Non-Defaulting Lender’s Commitment. “Commitment Termination Date” means August 9April 28, 2022 2026 (or, if such date is not a Business Day, the immediately preceding Business Day). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S. C. § 1 et. seq.), as amended from time to time, and any successor statute and any regulations promulgated thereunder. “Communications” has the meaning assigned to such term in Section 9.03(c). “Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Agent in accordance with: (1) the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that: (2) if, and to the extent that, the Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Agent determines in its reasonable discretion are substantially

15 consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time; provided, further, that if the Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for the Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.” “Consolidated Cash Balance” means, at any time, the aggregate amount of cash, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper and other cash equivalents (other than Excluded Cash), in each case, held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet (prepared in accordance of GAAP) of, the Parent Borrower and its Subsidiaries. “Consolidated Cash Balance Threshold” means $250,000,000. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Corresponding Tenor” with respect to a Benchmark Replacement means any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Ratesuch Available Tenor. “Cost” means the cost value of Inventory as reported on the Borrowers’ financial stock ledger using the retail method of accounting based on practices which are in effect on the date of this Agreement. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning given to such term in Section 10.23. “Credit Card Notifications” has the meaning provided therefor in Section 2.24(c). “Credit Extensions” as of any day, shall be equal to the sum of (a) the principal balance of all Loans then outstanding, and (b) the then amount of the Letter of Credit Outstandings. “Credit Party” means the Administrative Agent, the Collateral Agent, the Issuing Lenders, the Swingline Lenders or any other Lender. “Customer Credit Liabilities” means, at any time, the aggregate face value at such time of (a) outstanding gift certificates and gift cards of the Subsidiary Borrowers entitling the holder

16 thereof to use all or a portion of the certificate to pay all or a portion of the purchase price for any Inventory, and (b) outstanding merchandise credits and customer deposits of the Subsidiary Borrowers. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided that if the Agent decides that any such convention is not administratively feasible for the Agent, then the Agent may establish another convention in its reasonable discretion. “DDA Notification” has the meaning provided therefor in Section 2.24(c). “DDAs” means any checking or other demand deposit account, investment account, securities account, commodity account or other account maintained by any Borrower (other than any Excluded Account). “Deemed Borrowing Base” means an amount equal to (a) 75% multiplied by the difference between (A) the Cost of Eligible Inventory and (B) Inventory Reserves, minus (b) the aggregate amount of all Availability Reserves. “Deemed Borrowing Base Termination Date” means the date that the Parent Borrower delivers to the Agent (a) a field examination and appraisal of the Subsidiary Borrowers’ Inventory completed by a reasonably acceptable examiner and a reasonably acceptable appraiser, in each case to the Agent, and (b) a completed Borrowing Base Certificate using the borrowing base formula described in clause (b) of the definition of “Borrowing Base”. “Deemed Borrowing Base” has the meaning assigned to such term in this Agreement prior to giving effect to the Third Amendment. “Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder, or (ii) pay to the Agent, any Issuing Lender, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Parent Borrower, the Agent, any Issuing Lender or any Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect, (c) has failed, within three (3) Business Days after written request by the Agent or the Parent Borrower, to confirm in writing to the Agent and the Borrowers that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Agent and the Parent Borrower), or (d) has, or has a direct or indirect Lender Parent that has,

17 (i) become the subject of a Bankruptcy Event, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect Lender Parent thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Parent Borrower, each Issuing Lender, each Swingline Lender and each Lender. “Depository” means any bank, broker, depository, institution or other entity that maintains a DDA. “DICL” means Dillard’s Insurance Company Limited, a company registered and existing under the laws of Bermuda. “Disposition” has the meaning set forth in Section 7.05. “Dividing Person” has the meaning given to such term in the definition of “Division”. “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Documentation Agents” means each of the Effective Date Documentation Agent, the First Amendment Documentation Agent and the Second Amendment Documentation Agent. “Dollars” or “$” refers to lawful money of the United States of America. “Domestic Subsidiary” means any Subsidiary of a Borrower organized or incorporated under the laws of a jurisdiction located in the U.S. “Early Opt-in Election” means , if the then-current Benchmark is LIBO Rate, the occurrence of:

18 (1) (1) (i) a determination by the Agent or (ii) a notification by the Required Lenders to the Agent (with a copy to the Parent Borrower) that the Required Lenders have determined that U.S. dollar-denominated a notification by the Agent to (or the request by the Parent Borrower to the Agent to notify) each of the other parties hereto that at least five currently outstanding syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.16 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and (2) (2) (i) the the joint election by the Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, and the Parent Borrower to trigger a fallback from LIBO Rate and the provision by the Agent of written notice of such election to the Parent Borrower and the Lendersor by the Required Lenders of written notice of such election to the Agent. “EBITDA” means, for any period, the Net Income for the Parent Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP plus (a) without duplication to the extent deducted in determining such Net Income, the sum of (i) Interest Expense, provision for Taxes based on income and depreciation and amortization, all as determined in accordance with GAAP, (ii) extraordinary, non-recurring or unusual charges or losses, (iii) charges resulting from the application of FASB Statement Number 123 (Revised), (iv) other non-cash charges and (v) losses arising from the sale of assets other than in the ordinary course of business, minus (b) to the extent included in such consolidated Net Income, extraordinary, non-recurring or unusual gains and gains arising from the sale of assets other than in the ordinary course of business. Notwithstanding anything to the contrary contained herein, all calculations of EBITDA shall be calculated, determined and adjusted to exclude, for any applicable period or date of determination, any income, loss, results of operations, deduction, charge or other adjustments with respect to the Specified Subsidiaries, except, without duplication, for any earnings of any Specified Subsidiary that are actually received in cash by any Borrower and included in such Borrower’s Net Income. “EBITDAR” means for any period for the Parent Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP, the sum of (a) EBITDA plus (b) Rental and Lease Expense of the Parent Borrower and its Subsidiaries. Notwithstanding anything to the contrary contained herein, all calculations of EBITDAR shall be calculated, determined and adjusted to exclude, for any applicable period or date of determination, any income, loss, results of operations, deduction, charge or other adjustments with respect to the Specified Subsidiaries, except, without duplication, for any earnings of any Specified Subsidiary that are actually received in cash by any Borrower and included in such Borrower’s Net Income. “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC.

19 “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means May 13, 2015. “Effective Date Arrangers” means each of J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Regions Capital Markets, a division of Regions Bank, and Citizens Bank, N.A., in its capacity as joint lead arranger and joint bookrunner for the credit facility established hereunder as of the Effective Date. “Effective Date Documentation Agent” means Citizens Bank, N.A., in its capacity as documentation agent for the credit facility established hereunder as of the Effective Date. “Effective Date Syndication Agents” means each of Wells Fargo Bank, N.A. and Regions Capital Markets, in their capacity as syndication agents for the credit facility established hereunder as of the Effective Date. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, web portal access for such Borrower and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Agent or any Issuing Lender and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender and (c) an Approved Fund, other than, in each case, (i) a Defaulting Lender or its Lender Parent, (ii) the Parent Borrower or any Subsidiary or other Affiliate of the Parent Borrower, (iii) a natural person or (iv) a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person, other than, in the case of this clause (iv), any such holding company, investment vehicle or trust that (A) has not been established for the primary purpose of acquiring Loans or Commitments, (B) is managed by a professional advisor, who is not a natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, (C) has assets greater than $25,000,000 and (D) makes or purchases commercial loans and similar extensions of credit in the ordinary course of its business as significant part of its activities.

20 “Eligible Inventory” shall mean, as of the date of determination thereof, items of Inventory of the Subsidiary Borrowers that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Agent in its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base. “Eligible Inventory” shall include, without duplication of other Eligible Inventory, Eligible Letter of Credit Inventory. Without limiting the foregoing, unless otherwise approved in writing by the Agent, none of the following shall be deemed to be Eligible Inventory: (a) Inventory that is not owned solely by the Subsidiary Borrowers, or is leased or on consignment or the Subsidiary Borrowers do not have good and valid title thereto; (b) Inventory (including any portion thereof in transit from vendors, except for Eligible Letter of Credit Inventory) that is not located at a warehouse facility or store that is owned or leased by a Subsidiary Borrower; (c) Inventory that represents (i) goods damaged, defective or otherwise unmerchantable, (ii) goods that do not conform in all material respects to the representations and warranties contained in this Agreement or any of the Security Documents, or (iii) goods to be returned to the vendor or goods for which reclamation rights have been asserted by the seller; (d) Inventory that is not located in the United States of America (excluding territories and possessions thereof and Eligible Letter of Credit Inventory); (e) Inventory that is not subject to a perfected first priority security interest in favor of the Agent for the benefit of the Secured Parties; (f) Inventory which consists of samples, labels, bags, packaging, and other similar non-merchandise categories; (g) Inventory as to which insurance in compliance with the provisions of Section 6.07 hereof is not in effect; (h) Inventory which has been sold but not yet delivered or as to which any Subsidiary Borrower has accepted a deposit; (i) Perishable Inventory; (j) Inventory which is subject to any Lien other than (i) a Lien in favor of the Agent and (ii) a Permitted Encumbrance which does not have priority over the Lien in favor of the Agent; (k) Inventory (except for Eligible Letter of Credit Inventory) which is being processed offsite at a third party location or outside processor, or is in-transit to or from such third party location or outside processor; or (l) Inventory which has been acquired from a Sanctioned Person.

21 In the event that Inventory of a Subsidiary Borrower which was previously Eligible Inventory ceases to be Eligible Inventory hereunder, such Subsidiary Borrower or the Parent Borrower shall notify the Agent thereof on and at the time of submission to the Agent of the next Borrowing Base Certificate. “Eligible Letter of Credit Inventory” means Inventory (a) not yet delivered to a Subsidiary Borrower, (b) the purchase of which is supported by a Commercial Letter of Credit having an expiry within sixty (60) days of such date of determination, (c) subject to a negotiable document showing Agent, or with consent of the Agent, for which the document of title reflects a Subsidiary Borrower as consignee (along with delivery to the Agent or a Subsidiary Borrower, as applicable, of the documents of title with respect thereto), (d) as to which, if so required by the Agent in its discretion, the Agent has possession or control over the documents of title which evidence ownership of the subject Inventory (such as by the delivery of a customs broker agency agreement, satisfactory to the Agent), (e) which is insured to the reasonable satisfaction of the Agent, and (f) which otherwise would constitute Eligible Inventory. “Environmental Laws” means all applicable laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by or with any Governmental Authority, relating in any way to (a) the environment, (b) the preservation or reclamation of natural resources, (c) the management, handling, treatment, storage, disposal, Release or threatened Release of any Hazardous Material or (d) health and safety matters (to the extent related to exposure to any Hazardous Materials). “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, natural resource damage, costs of environmental remediation, administrative oversight costs, fines, penalties or indemnities), of any Borrower or Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing, but excluding any debt securities convertible into any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or Section 4001(14) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

22 “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30- day notice period is waived); (b) the failure by any Plan to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA applicable to such Plan), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Borrower or any ERISA Affiliate from any Plan or Multiemployer Plan; or (g) the receipt by any Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Borrower or any ERISA Affiliate of any notice, concerning the imposition upon any Borrower or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent, in critical status or in reorganization, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurocurrency Borrowing” shall mean a Borrowing comprised of Eurocurrency Loans. “Eurocurrency Loan” shall mean any Loan bearing interest at a rate determined by reference to the Adjusted LIBO Rate in accordance with the provisions of Article II. “Event of Default” has the meaning assigned to such term in Section 8.01. “Excess Availability” means, as of any date of determination, the excess, if any, of (a) the lesser of the Borrowing Base or the Total Commitment, minus (b) the outstanding Credit Extensions. “Excess Availability Threshold” is satisfied as of any date of determination if, with respect to any transaction, Excess Availability (calculated on a pro forma basis after giving effect to such transaction and any Borrowings to be made on such date of determination and at all times during the 60-day 30-day period immediately prior to such transaction) is at least $200,000,000 (or, if such transaction is to be permitted by Section 7.10(g) or Section 7.10(k), $300,000,000) on such date of determination. “Excess Cash” means, at any time, the amount by which the Consolidated Cash Balance exceeds the Consolidated Cash Balance Threshold. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Accounts” means (a) accounts maintained in the ordinary course of business containing cash amounts that do not exceed at any time $250,000 for any such account and $1,250,000 in the aggregate for all such accounts under this clause (a), (b) an account which is used exclusively for the payment of payroll, payroll taxes, employee benefits or escrow deposits

23 related to payroll, payroll taxes and employee benefits, (c) an account which exclusively holds amounts in trust for third parties or on behalf of third parties including those held for the benefit of employees, officers, directors or taxing authorities, (d) zero balance accounts, (e) accounts consisting exclusively of Other Store Proceeds and (f) escrow accounts and other accounts used exclusively to hold (i) proceeds of newly issued Indebtedness permitted under this Agreement (other than any advances under this Agreement) and (ii) cash or cash equivalents constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits. “Excluded Cash” means (a) any cash to be used to pay obligations of the Borrowers then due and owing to unaffiliated third parties and for which the Borrowers have issued checks or have initiated wires or ACH transfers in order to pay such obligations, (b) cash held in (i) accounts designated and used solely for payroll or employee benefits, (ii) cash collateral accounts with respect to Letters of Credit, (iii) trust accounts designated and used exclusively for the payment of taxes of the Borrowers or for the sole benefit of third parties, and (iv) escrow accounts and accounts where solely proceeds of newly issued Indebtedness permitted under this Agreement (other than any advances under this Agreement) are deposited, and (c) any cash or cash equivalents constituting purchase price deposits held in escrow by an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits. “Excluded Hedging Obligation” means, with respect to any Borrower, (a) any Hedging Obligation if, and to the extent that, all or a portion of the Guarantee of such Borrower of, or the grant by such Borrower of a security interest to secure, such Hedging Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of such Borrower’s failure for any reason to constitute an ECP at the time the Guarantee of such Borrower or the grant of such security interest becomes or would become effective with respect to such Hedging Obligation, (b) in the case of a Hedging Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Borrower is a “financial entity,” as defined in Section 2(h)(7)(C) of the Commodity Exchange Act (or any successor provision thereto), at the time the Guarantee of such Borrower becomes or would become effective with respect to such related Hedging Obligation or (c) any other Hedging Obligation designated as an “Excluded Hedging Obligation” of such Borrower as specified in any agreement between the relevant Borrower and counterparty applicable to such Hedging Obligations. If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Subsidiary” means any Subsidiary of the Parent Borrower that is (i) not a Material Subsidiary, (ii) a Foreign Subsidiary, (iii) a Subsidiary of a CFC, which Subsidiary is organized or incorporated under the laws of a jurisdiction located in the U.S., (iv) a FSHCO or (v) a Specified Subsidiary. As of the Second Third Amendment Effective Date, Condev Mission, Inc., Dillard Travel, Inc., Dillard’s Properties, Inc., DSS HQ Properties, LLC, DSS NEIL Properties,

24 LLC, Westminster Fashion Place LLC, and Westminster Mall Investing LLC are Excluded Subsidiaries. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan, Letter of Credit or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit or Commitment (other than pursuant to an assignment request by the Borrowers under Section 2.30(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.28, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan, Letter of Credit or Commitment or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.28(f); and (d) any withholding Taxes imposed under FATCA. “Existing Blocked Account” shall have the meaning provided in Section 2.24(a). “Existing Class” shall have the meaning provided in Section 2.20. “Existing Commitment” shall have the meaning provided in Section 2.20. “Existing Credit Card Notification” shall have the meaning provided in Section 2.24(b). “Existing Loans” shall have the meaning provided in Section 2.20. “Existing Revolving Borrowings” shall have the meaning provided in Section 2.09(d). “Extended Commitments” shall have the meaning provided in Section 2.20. “Extended Loans” shall have the meaning provided in Section 2.20. “Extending Lender” shall have the meaning provided in Section 2.20. “Extension Amendment” shall have the meaning provided in Section 2.20. “Extension Date” shall have the meaning provided in Section 2.20. “Extension Election” shall have the meaning provided in Section 2.20. “Extension Request” shall have the meaning provided in Section 2.20. “Extension Series” shall mean all Extended Commitments that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such

25 Extension Amendment expressly provides that the Extended Commitments provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, maturity and other terms. “FATCA” means Sections 1471 through 1474 of the Code, as of the Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as shall be set forth on the Federal Reserve Bank of New York’s NYFRB’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to zero for the purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Fee Letter” means, collectively, (a) the fee letter dated April 22, 2015 executed by the Agent and the Parent Borrower with respect to any administrative agent fee set forth therein, (b) the letter agreement entitled “Engagement Letter” dated April 7, 2020, regarding fees, executed by the Agent and accepted and agreed to by the Parent Borrower, and (c(c) the letter agreement entitled “Engagement Letter” dated March 31, 2021, regarding fees, executed by the Agent and agreed to by the Parent Borrower, and (d) any other agreement now or at anytime hereafter entered into between one or more Borrower and the Agent, JPMorgan and/or any of their Affiliates, in each case providing for the payment of fees to the Agent, JPMorgan and/or any of their Affiliates in connection with this Agreement or any transactions contemplated hereby or related thereto, as such letter agreement and such other agreements may from time to time be amended. “Financial Officer” means, with respect to any Borrower, the chief financial officer, principal financial officer, principal accounting officer, treasurer, controller or assistant controller of such Borrower. Unless otherwise specified, each reference to Financial Officer shall be deemed to be a Financial Officer of the Parent Borrower. “First Amendment” means that certain Amendment No. 1 to Credit Agreement dated as of August 9, 2017 among the Parent Borrower and Dillard Store Services, Inc., an Arizona corporation, as borrowers, certain subsidiaries of the Parent Borrower as guarantors, the Lenders party thereto and the Agent. “First Amendment Arrangers” means each of JPMorgan, Wells Fargo Bank, N.A., Regions Capital Markets and Citizens Bank, N.A., in their capacity as joint lead arranger and joint bookrunner for the First Amendment. “First Amendment Documentation Agent” means Citizens Bank, N.A., in its capacity as documentation agent for the First Amendment.

26 “First Amendment Syndication Agents” means each of Wells Fargo Bank, N.A. and Regions Capital Markets, in their capacity as syndication agent for the First Amendment. “Fixed Charge Coverage Ratio” means, with respect to any fiscal period of the Parent Borrower and its Subsidiaries (other than the Specified Subsidiaries) on a consolidated basis, the ratio of (a) the sum of EBITDAR for such period, minus Capital Expenditures incurred by the Parent Borrower and its Subsidiaries (other than the Specified Subsidiaries) during such period minus federal, state, local and foreign income Taxes paid in cash during such period, to (b) Fixed Charges for such period. The Fixed Charge Coverage Ratio shall be calculated on a trailing twelve fiscal months basis. “Fixed Charges” means, with respect to any fiscal period of the Parent Borrower and its Subsidiaries on a consolidated basis, without duplication, the sum of (a) cash Interest Expense during such fiscal period, (b) Rental and Lease Expense during such fiscal period, (c) Scheduled Payments during such fiscal period, and (d) Restricted Payments made in cash in respect of Equity Interests of the Parent Borrower during such fiscal period, but only to the extent such Restricted Payments are paid on or after the Second Amendment Effective Date. Notwithstanding anything to the contrary contained herein, all calculations of Fixed Charges shall be calculated, determined and adjusted to exclude, for any applicable period or date of determination, any amount, charge or other adjustment with respect to the Specified Subsidiaries determined in accordance with GAAP for such period or date of determination. “Flood Laws” has the meaning assigned to such term in Section 9.10. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBO Rate. “Foreign Lender” means any Lender that is not a U.S. Person. “Foreign Subsidiary” means any Subsidiary of a Borrower that is not a Domestic Subsidiary. “FSHCO” means any Domestic Subsidiary that has no material assets other than the capital stock of one or more Foreign Subsidiaries that are CFCs. “GAAP” means, subject to Section 1.03, generally accepted accounting principles in the United States of America, as in effect from time to time. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any

27 Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, ; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business; provided, further, that the term Guarantee shall not, with respect to any Subsidiary Borrower, include any Excluded Hedging Obligation of such Subsidiary Borrower. “Guaranteed Obligations” has the meaning assigned to such term in Section 3.01. “Guarantor Payment” has the meaning assigned to such term in Section 3.10. “Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. “Hedging Agreement” means any agreement with respect to any swap, forward, spot, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrowers or the Subsidiaries shall be a Hedging Agreement. “Hedging Obligation” means, with respect to any Person, any obligation under any Hedging Agreement, including, without limitation the obligation to pay or perform thereunder. “IBA” has the meaning assigned to such term in Section 1.07. “Impacted Interest Period” has the meaning set forth in the definition of “LIBO Rate”. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are

28 customarily paid or accrued by such Person, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others (including, without limitation, under any Synthetic Leases), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) all Hedging Agreements, and (l) all mandatorily redeemable preferred stock of such Person, valued at the applicable redemption price, plus accrued and unpaid dividends payable in respect of such redeemable preferred stock. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. It is understood that the term “Indebtedness” does not include obligations in respect of operating leases (which, for purposes hereof, shall be determined in accordance with Section 1.03), including any operating leases arising under sale and leaseback transactions. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrowers under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a) hereof, Other Taxes. “Indemnitee” has the meaning provided therefor in Section 10.04(b). “Initial FCCR Test Period” has the meaning provided therefor in Section 7.08. “Initial Loans” shall have the meaning provided in Section 2.01(a). “Inspection Trigger Period” means any period commencing on the first date on which (a) Excess Availability is less than $150,000,000 120,000,000 for three (3) consecutive Business Days or (b) an a Specified Event of Default has occurred and is continuing, and continuing until the date on which both (i) Excess Availability is greater than $150,000,000 120,000,000 and (ii) no Specified Event of Default has occurred and is continuing during such period. “Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of the Parent Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Parent Borrower and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Hedging Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for the Parent Borrower and its Subsidiaries for such period in accordance with GAAP.

29 “Interest Payment Date” means (a) with respect to any Base Rate Loan and any Swingline Loan, each Quarterly Date and (b) with respect to any Eurocurrency Loan, the last day of each Interest Period therefor and, in the case of any Interest Period for a Eurocurrency Loan of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period. “Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Eurocurrency Borrowing and ending on the day that is seven days or the numerically corresponding day in the calendar month that is one, three or six months thereafter (or the day that is two months or twelve months thereafter if, at the time of the relevant Borrowing, LIBOR funding for such a period is available to all Lenders participating therein), as the Parent Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for the longest period for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time; provided that if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Inventory” has the meaning assigned to such term in the Security Agreement. “Inventory Reserves” means such reserves as may be established from time to time by the Agent in its Permitted Discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the Appraised Value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on (a) obsolescence; (b) seasonality; (c) Shrink; (d) imbalance; (e) change in Inventory character; (f) change in Inventory composition; (g) change in Inventory mix; (h) markdowns (both permanent and point of sale); and (i) retail markons and markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events. “Investments” has the meaning set forth in Section 7.10.

30 “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Lenders” means (a) JPMorgan, in its capacity as an issuer of Letters of Credit hereunder, and any successor to JPMorgan in such capacity and (b) each other Lender, other than JPMorgan, designated by the Parent Borrower as an Issuing Lender through written notice to the Agent, including any replacement thereof with another Lender; provided that if the Parent Borrower appoints a Lender (other than JPMorgan) as an Issuing Lender, the Parent Borrower shall furnish prompt written notice thereof to the Agent and such Lender has accepted such designation in writing pursuant to documentation reasonably acceptable to the Agent. Each Issuing Lender may, in its reasonable discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Lender (including, for the avoidance of doubt, JPMorgan Hong Kong as an Affiliate of JPMorgan), in which case the term “Issuing Lender” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each Issuing Lender shall act commercially reasonably and otherwise in accordance with the standard of care set forth in Section 2.06(g). “JPMCB Parties” has the meaning assigned to such term in Section 10.21. “JPMorgan” means JPMorgan Chase Bank, N.A., a national banking association. “JPMorgan Hong Kong” means JPMorgan Chase Bank, N.A., Hong Kong Branch. “JPMorgan Concentration Account” shall have the meaning set forth in Section 2.24(c). “Latest Maturity Date” shall mean at any date of determination, the latest Maturity Date applicable to any Class of Commitments or Loans that is outstanding hereunder on such date of determination, as extended in accordance with this Agreement from time to time. “LC Disbursement” means a payment made by an Issuing Lender pursuant to a Letter of Credit. “LC Sublimit” means (a) with respect to JPMorgan, in its capacity as an Issuing Lender, $30,000,000 in the aggregate , provided that no more than $10,000,000 of JPMorgan’s LC Sublimit may be attributable to Letters of Credit issued by JPMorgan Hong Kong, and (b) with respect to any other Issuing Lender, an amount agreed to by such Issuing Lender and the Parent Borrower. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Lender-Related Person” means, collectively, the Agent, any Arranger, any Syndication Agent, any Documentation Agent, any Issuing Lender and any Lender, and any Related Party of any of the foregoing Persons. “Lenders” shall mean the Persons identified on Schedule 1.1 and any other Person that shall have become a Lender hereunder pursuant to Section 2.09 or an Assignment and Assumption

31 or otherwise, other than any such Person that ceases to be a Lender hereunder pursuant to an Assignment and Assumption or otherwise. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender Lenders and the Issuing LenderLenders. “Letter of Credit” shall mean a letter of credit that is (a) issued pursuant to this Agreement for the account of a Borrower or a direct or indirect Subsidiary of the Parent Borrower, (b) a Standby Letter of Credit or Commercial Letter of Credit, (c) issued in connection with the purchase of Inventory by a Borrower or for any other purpose that is reasonably acceptable to the Agent, and (d) in form and substance reasonably satisfactory to the applicable Issuing Lender. “Letter of Credit Fees” shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.10. “Letter of Credit Outstandings” means the sum of Commercial Letter of Credit Outstandings and Standby Letter of Credit Outstandings. The Letter of Credit Outstandings of any Lender at any time shall be its Commitment Percentage of the aggregate Letter of Credit Outstandings. “Liabilities” means any losses, claims (including intraparty claims), demands, damages or liabilities of any kind. “LIBO Rate” means, with respect to any Eurocurrency Borrowing for any applicable Interest Period or for any Borrowing of Base Rate Loans, a an interest rate per annum equal to the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if such rate shall be less than 1.00%, such rate shall be deemed to be 1.00%; provided, further, that if such rate the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate, subject to Section 2.16 in the event that the Agent shall conclude that it shall not be possible to determine such Interpolated Rate (which conclusion shall be conclusive and binding absent manifest error); provided that if any Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. Notwithstanding the foregoing, to the extent that the “LIBO Rate” or the “Adjusted LIBO Rate” is used in connection with a Borrowing of Base Rate Loans, such rate shall be determined as modified by the definition of Alternate Base Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurocurrency Borrowing for any Interest Period or for any Borrowing of any Base Rate Loans, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for Dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion); provided that if the LIBO Screen Rate as so determined would be less than 1.000.00%, such rate shall be deemed to 1.000.00% for the purposes of this Agreement.

32 “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Account” has the meaning assigned to such term in Section 2.23(a). “Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Letters of Credit, any Letter of Credit applications, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Security Documents, any Extension Amendment, all other agreements, instruments, documents and certificates identified in Section 5.01 executed and delivered to, or in favor of, the Agent or any Lenders and any other instrument or agreement executed and delivered in connection herewith or therewith. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Guarantor” means each Borrower. “Loan Guaranty” means Article III of this Agreement. “Loans” shall mean all loans (including, without limitation, Revolving Loans, Initial Loans, Extended Loans and Swingline Loans) at any time made to the Borrowers or for account of the Borrowers pursuant to this Agreement. “Margin Stock” means “margin stock” within the meaning of Regulation T, Regulation U and Regulation X, as applicable. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, property, assets, or condition, financial or otherwise, of the Parent Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of this Agreement or any of the other Loan Documents or (c) any of the material rights or remedies of the Agent, the Issuing Lenders or the Lenders hereunder or thereunder; provided that, on or prior to January 30, 2021, no such material adverse effect directly related to or solely arising from any effects publicly disclosed by the Borrower of the COVID-19 pandemic on the Parent Borrower and its Subsidiaries taken as a whole and their business, or the reasonably foreseeable consequences and duration of the continuing effect of the COVID-19 pandemic so long as such consequences are not having a disproportionate impact on the Parent Borrower and its Subsidiaries taken as a whole when compared to other similarly situated companies, shall be deemed by itself, either alone or in combination, to constitute a Material Adverse Effect. “Material Indebtedness” means (a) the Bonds and (b) Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrowers in an aggregate principal amount exceeding $100,000,000. For purposes

33 of determining Material Indebtedness, the “principal amount” of the obligations of the Borrowers or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Borrower or such Subsidiary would be required to pay if such Hedging Agreement was terminated at such time. “Material Subsidiary” means any Domestic Subsidiary which, at any time, owns property of the same type as the Collateral, the book value of which property exceeds $500,000; provided that if the aggregate book value of all such property of Domestic Subsidiaries which are not then Subsidiary Borrowers is in excess of $1,000,000, then the Parent Borrower shall promptly designate Domestic Subsidiaries which are not then Subsidiary Borrowers and which own any such property as Material Subsidiaries (and cause such designated Material Subsidiaries to comply with the requirements of Section 6.13(a)) to the extent necessary so that the aggregate book value of all such property of Domestic Subsidiaries which are not then Subsidiary Borrowers is less than $1,000,000; provided further that a Subsidiary will be considered to be a Material Subsidiary if it is a Subsidiary Borrower. “Maturity Date” means, (a) as to the Initial Loans, the Commitment Termination Date, (b) as to any Extended Loans, the applicable maturity date related to any Extension Series of Extended Commitments, or (c) as to the Swingline Loans, the Swingline Maturity Date. “Maximum Rate” has the meaning provided therefor in Section 10.14. “Minority Interests” means, with respect to any Person, an amount not to exceed 30% of the Equity Interests in such Person. “Minority Lenders” has the meaning provided therefor in Section 10.03(c). “Moody’s” means Moody’s Investors Service, Inc., and any successor to its rating agency business. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Net Income” means, for any period with respect to the Parent Borrower and its Subsidiaries, on a consolidated basis, the net income (or loss) of such Persons for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded (a) the income (or loss) of any Person in which any other Person has an interest, except to the extent of the amount of dividends or other distributions actually paid to the Parent Borrower or any Subsidiary by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Parent Borrower or any Subsidiary or that Person’s assets are acquired by the Parent Borrower or any Subsidiary, and (c) the income of any direct or indirect Subsidiary of the Parent Borrower or a Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary. “New Blocked Accounts” has the meaning provided therefor in Section 2.24(c).

34 “Non-Defaulting Lender” means, at any time, any Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” has the meaning provided therefor in Section 2.20(b). “Non-Renewal Notice” has the meaning provided therefor in Section 2.06(b)(ii). “Non-Renewal Notice Date” has the meaning provided therefor in Section 2.06(b)(ii). “Non-Borrower Credit Card Proceeds” means the proceeds of any credit card charges from major credit card processors such as MasterCard, Visa, Discover, and the like attributable to the business operations of any Person which is not a Subsidiary Borrower. “Notes” shall mean (a) the promissory notes of the Borrowers substantially in the form of Exhibit B-1, each payable to the applicable Lender, evidencing the Revolving Loans, and (b) the promissory note of the Borrowers substantially in the form of Exhibit B-2, payable to the Swingline Lender, evidencing the Swingline Loans. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to by the Administrative Agent from a Federal federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligated Party” has the meaning assigned to such term in Section 3.02. “Obligations” means (a) the payment by the Borrowers of (i) the principal of, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise (including any interest that accrues after the commencement of any case or proceeding by or against any Borrower in a bankruptcy, whether or not allowed in such case or proceeding), (ii) each payment required to be made by the Borrowers under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrowers to the Secured Parties under this Agreement and the other Loan Documents, (b) the performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to this Agreement and the other Loan Documents, (c) the payment and performance of all the covenants, agreements, obligations and liabilities of each Borrower under or pursuant to this Agreement, and the other Loan Documents, and (d) all Bank Product Obligations; provided that Excluded Hedging

35 Obligations of any Borrower shall in any event be excluded from “Obligations” owing by such Borrower. “Obligor” means each Borrower. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan, Letter of Credit, any other Guaranteed obligation or any Loan Document). “Other Store Proceeds” means any amounts collected by any Subsidiary Borrower from any Person and deposited into a DDA of such Subsidiary Borrower representing payments made by any Person on account of such Person’s liabilities on account of the Parent Borrower’s private label credit card receivables. “Other Taxes” means any and all present or future stamp, court, documentary, intangible, recording, filing, excise, property or similar Taxes arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, this Agreement or any other Loan Document, except (i) any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment under Section 2.30(b)) and (ii) any Excluded Taxes. “Overadvance” means, at any time of calculation, a circumstance in which the Credit Extensions exceed the lesser of (a) the Total Commitment or (b) the Borrowing Base. “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar borrowings by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Paid in Full” or “Payment in Full” means, (a) the indefeasible payment in full in cash of all outstanding Loans and LC Disbursements, together with accrued and unpaid interest thereon, (b) the termination, expiration, or cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each such Letter of Credit, the furnishing to the Agent of a cash deposit, or at the discretion of the Agent a backup standby letter of credit satisfactory to the Agent and the applicable Issuing Lender, in an amount equal to 103% of the Letter of Credit Outstandings with respect to such Letter of Credit as of the date of such payment), (c) the indefeasible payment in full in cash of the accrued and unpaid fees, (d) the indefeasible payment in full in cash of all reimbursable expenses and other Obligations (other than Unliquidated Obligations for which no claim has been made and other obligations expressly stated to survive such payment and termination of this Agreement), together with accrued and unpaid interest thereon, (e) the

36 termination of all Commitments, and (f) the termination of the Bank Product Obligations or entering into other arrangements satisfactory to the Secured Parties counterparties thereto. “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a Subsidiary. “Parent Borrower” means Dillard’s, Inc., a Delaware corporation. “Parent Borrower Blocked Account” has the meaning provided therefor in Section 2.24(c). “Parent Borrower Blocked Account Agreement” means that certain Blocked Account Control Agreement by and among the Parent Borrower, the Agent, and JPMorgan, as depositary bank, with respect to the Parent Borrower Blocked Account. “Participant” has the meaning set forth in Section 10.06(e). “Participant Register” has the meaning set forth in Section 10.06(e). “Payment” has the meaning set forth in Section 9.11(a). “Payment Notice” has the meaning set forth in Section 9.11(b). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Perfection Certificate” means a certificate in the form of Annex 1 to the Security Agreement or any other form approved by the Agent. “Perishable Inventory” means Inventory that is subject to decay, spoilage, or destruction solely due to the passage of time. “Permitted Discretion” means a determination made in good faith and in the exercise of reasonable (from the perspective of a secured asset-based lender) business judgment. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 6.05; (b) landlord’s, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 90 days or are being contested in compliance with Section 6.05; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, old-age pension and other social security laws or regulations;

37 (d) deposits to secure the performance of bids, trade contracts, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VIII; (f) easements, zoning restrictions, rights-of-way and similar encumbrances (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under or asserted by a landlord or owner of leased property, with or without the consent of the lessee) on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of any Borrower or any Subsidiary; (g) licenses, leases, or subleases granted to third Persons or to the Parent Borrower or its Subsidiaries by the Parent Borrower and its Subsidiaries in the ordinary course of business; (h) Liens encumbering pledges and deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Parent Borrower and its Subsidiaries, including workers’ compensation, unemployment insurance, old-age pension and other social security laws or regulations (excluding deposits securing the repayment of Indebtedness); (i) Liens encumbering customary initial deposits and margin deposits, and other Liens incurred in the ordinary course of business and which are within the general parameters customary in the industry securing obligations, under commodities agreements; (j) any (i) interest or title of a lessor or sublessor under any lease, (ii) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (iii) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (ii); (k) Liens on any property or assets of any Person existing at the time such Person is merged into or consolidated with the Parent Borrower or any Subsidiary, provided that such Lien was not incurred in contemplation thereof and does not extend to any other property of the Parent Borrower or any of its Subsidiaries; (l) Liens arising from filing UCC financing statements relating solely to leases not prohibited by this Agreement; (m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

38 (n) Liens solely on cash earnest money deposits made by the Parent Borrower or any Subsidiary in connection with any letter of intent or purchase agreement permitted hereunder; provided that such Liens are granted on customary business terms and in the ordinary course of business of the Parent Borrower or such Subsidiary; and (o) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off) and which are within the general parameters customary in the banking industry, in each case existing solely with respect to cash or cash equivalents. provided that, except as provided in any one or more of clauses (a) through (o) above, the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness. “Permitted Investments” means each of the following: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 or P-1 from S&P or from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and demand deposit and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000; and (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer; provided that, notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Control Event, no such investments shall be permitted by a Subsidiary Borrower unless (i) either (A) no Loans are then outstanding, or (B) the investment is a temporary investment pending expiration of an Interest Period for a Eurocurrency Loan, the proceeds of which investment will be applied to the Obligations after the expiration of such Interest Period, and (ii) such investments are pledged by the Subsidiary Borrower to the Agent as additional collateral for the Obligations pursuant to such agreements as may be reasonably required by the Agent. “Permitted Joint Venture” means, with respect to any Subsidiary Borrower, a joint venture or partnership in which each of the following conditions are satisfied:

39 (a) The Parent Borrower shall have furnished the Agent with five (5) days prior notice of such intended joint venture or partnership and shall have furnished the Agent with a current draft of the joint venture or partnership agreement and other applicable organizational documents, and a summary of the structure and terms of the transaction, and such other information as the Agent may reasonably require; (b) No Default or Event of Default shall exist at the time of, or arise from, the Subsidiary Borrower’s entering into such joint venture or partnership; and (c) The joint venture or partnership shall be for the purpose of acquiring, constructing, managing and/or operating an enclosed mall, an open-air shopping center or a stand alone store, in each case in which a store operated by a Borrower or a Subsidiary of a Borrower is to be located. “Permitted Overadvance” means an Overadvance determined by the Agent, in its reasonable discretion, (a) which is made to maintain, protect or preserve the Collateral and/or the Lenders’ rights under the Loan Documents, or (b) which is otherwise in the Lenders’ interests; provided that Permitted Overadvances shall not (i) exceed ten percent (10%) of the lesser of the then Borrowing Base or the then Total Commitment, in the aggregate outstanding at any time or (ii) remain outstanding for more than thirty (30) consecutive Business Days, unless in case of clause (ii), the Required Supermajority Lenders otherwise agree; and provided further that the foregoing shall not (A) modify or abrogate any of the provisions of Section 2.06(f) regarding the Lenders’ obligations with respect to LC Disbursements, or (B) result in any claim or liability against the Agent (regardless of the amount of any Overadvance) for “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Agent (such as a reduction in the collateral value)), and further provided that in no event shall the Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Total Commitment. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA or which is currently or as of the date on which the representations herein are deemed made is, or was at any time during the six (6) calendar years preceding the date hereof, sponsored, maintained or contributed to by any Borrower or any ERISA Affiliate. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time. “Pledge Agreement” means the Pledge and Security Agreement dated as of the Second Amendment Effective Date between the Parent Borrower and the Agent for the benefit of the Secured Parties, as amended and in effect from time to time. “Prepayment” has the meaning set forth in Section 7.06(b)(iii).

40 “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York Citylast quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Federal Reserve Board (as determined by the Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “Proceeding” means any claim, litigation, investigation, action, suit, arbitration or administrative, judicial or regulatory action or proceeding in any jurisdiction. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning given to such term in Section 10.23. “Qualified ECP Guarantor” means, in respect of any Hedging Obligation, each Borrower that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Hedging Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Quarterly Dates” means the last Business Day of each fiscal quarter of the Parent Borrower in each of its fiscal years, the first of which shall be the first such day after the Effective Date. “Real Estate” means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned or leased by any Borrower, including all easements, rights-of-way, and similar rights relating thereto and all leases, tenancies, and occupancies thereof. “Recipient” means, as applicable, (a) the Agent, (b) any Lender and (c) any Issuing Lender, or any combination thereof (as the context requires). “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBO Rate, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBO Rate, the time determined by the Agent in its reasonable discretion. “Register” has the meaning set forth in Section 10.06(c).

41 “Regulated Lender Entity” has the meaning assigned to such term in Section 6.13(b). “Regulation T” means Regulation T of the Federal Reserve Board, as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and of such Person’s Affiliates. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of any substance into the environment. “Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Rental and Lease Expense” means, for any period, all items that, in accordance with GAAP would be classified as rental and lease expense of the Parent Borrower and its Subsidiaries on a consolidated basis that are included on the consolidated statement of earnings of the Parent Borrower, in each case determined in accordance with GAAP; provided that Rental and Lease Expense shall not include any Rental and Lease Expense incurred during such period under leases that have been assigned to and assumed by any Person (other than the Parent Borrower or a Subsidiary) or that constitute or relate to discontinued operations, in each case, for which the Parent Borrower and its Subsidiaries are no longer obligated. “Replacement Deposit Accounts” has the meaning provided therefor in Section 2.24(c). “Replacement Institutions” has the meaning provided therefor in Section 2.24(c). “Report” means reports prepared by the Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the assets of the Borrowers from information furnished by or on behalf of the Borrowers, after the Agent has exercised its rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Agent. “Repurchase” has the meaning set forth in Section 7.06(a)(iv). “Required Lenders” means, (a) Lenders having Commitments outstanding representing more than 50% of the Total Commitments, or (b) if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) represent more than 50% of all such Credit Extensions.

42 “Required Supermajority Lenders” means, (a) Lenders having Commitments outstanding representing at least 66 2/3% of the Total Commitments outstanding or (b) if the Commitments have been terminated, Lenders whose percentage of the outstanding Credit Extensions (after settlement and repayment of all Swingline Loans by the Lenders) represent not less than 66 2/3% of all such Credit Extensions. “Reserves” means the Inventory Reserves and Availability Reserves, as applicable. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the president, chief executive officer or Financial Officer of a Borrower. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of any Borrower, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of any Borrower or any option, warrant or other right to acquire any such shares of capital stock of any Borrower. “Restrictions” has the meaning set forth in Section 7.04. “Resulting Revolving Borrowings” shall have the meaning provided in Section 2.09(d). “Revolving Loans” means all Loans at any time made by a Lender pursuant to Section 2.01. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the Second Third Amendment Effective Date, Crimea, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, the European Union or , any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, or (c) any Person more than 50% owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union,

43 any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “Scheduled Payments” means, as of any date of determination, scheduled principal payments on account of Indebtedness of the Parent Borrower and its Subsidiaries which were required to have been made during the preceding twelve fiscal month period, as determined in accordance with GAAP. “SEC” means the Securities and Exchange Commission of the U.S. “Section 2.20 Additional Amendment” shall have the meaning provided in Section 2.20. “Second Amendment” means that certain Amendment No. 2 to Credit Agreement dated as of the Second Amendment Effective Date among the Borrowers, as borrowers, the Lenders party thereto and the Agent. “Second Amendment Arrangers” means each of JPMorgan, Wells Fargo Bank, N.A., Regions Capital Markets and Citizens Bank, N.A., in their capacity as joint lead arranger and joint bookrunner for the Second Amendment. “Second Amendment Documentation Agent” means Citizens Bank, N.A., in its capacity as documentation agent for the Second Amendment. “Second Amendment Effective Date” means the date on which the conditions specified in Section 5.01 are satisfied (or waived by the Required Lenders), which, for the avoidance of doubt was April 30, 2020. “Second Amendment Syndication Agents” means each of Wells Fargo Bank, N.A. and Regions Capital Markets, in their capacity as syndication agent for the Second Amendment. “Secured Parties” has the meaning assigned to such term in the Security Agreement. “Security Agreement” means the Security Agreement dated as of the Second Amendment Effective Date among the Subsidiary Borrowers and the Agent for the benefit of the Secured Parties, as amended and in effect from time to time. “Security Documents” means the Security Agreement, the Pledge Agreement, and each other security agreement or other instrument or document executed and delivered pursuant to Section 6.13 to secure any of the Obligations. “Settlement Date” has the meaning provided in Section 2.07(b). “Shrink” means Inventory which has been lost, misplaced, stolen, or which is otherwise unaccounted for. “SOFR” means, with respect to any dayBusiness Day, means a rate per annum equal to the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s

44 Website.for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR. “Solvent” means, with respect to any Person and its Subsidiaries on a consolidated basis on a particular date, that on such date (a) at fair valuations, all of the properties and assets of such Person and its Subsidiaries are greater than the sum of the debts, including contingent liabilities, of such Person and its Subsidiaries, on a consolidated basis, (b) the present fair saleable value of the properties and assets of such Person and its Subsidiaries is not less than the amount that would be required to pay the probable liability of such Person and its Subsidiaries on its debts as they become absolute and matured, on a consolidated basis, (c) such Person and its Subsidiaries, on a consolidated basis, is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person and its Subsidiaries, on a consolidated basis, does not intend to, and does not believe that it will, incur debts beyond such Person’s and its Subsidiaries’ ability to pay as such debts mature, and (e) such Person and its Subsidiaries, on a consolidated basis, is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s or its Subsidiaries’ properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person or its Subsidiaries is engaged. “Specified Bank Product Amount” or “Specified Bank Product Amounts” have the meanings set forth in the definition of “Specified Bank Products”; provided that at no such time shall the Specified Bank Product Amounts exceed $25,000,00050,000,000. “Specified Bank Products” shall mean any Bank Product for which the applicable Lender (or its Affiliate) and the Parent Borrower have provided the Agent written notice of: (a) the existence and nature of the accommodation that is to be a “Specified Bank Product”, (b) with respect to each Specified Bank Product, the Lender’s (or its Affiliate’s) and the Parent Borrower’s agreement as to the maximum dollar amount of the applicable Borrower’s obligations arising under such Specified Bank Product (each such amount, the “Specified Bank Product Amount” and, collectively, all such amounts, the “Specified Bank Product Amounts”) that shall be included in the Bank Product Reserves, and (c) the methodology agreed upon by the applicable Lender (or its Affiliate) and the Parent Borrower to determine the Specified Bank Product Amount. After any of the foregoing have been established as a Bank Product hereunder, the Specified Bank Product Amount may thereafter be changed by the Agent with respect to Bank Products provided by JPMorgan (or one of its Affiliates) or by written notice to the Agent pursuant to an agreement between the applicable Lender (or its Affiliate) and the Parent Borrower, as applicable; provided

45 that no change in a Specified Bank Product Amount may cause Excess Availability to be less than zero. Notwithstanding the foregoing, the notification requirements set forth in this definition do not need to be complied with when JPMorgan (or one of its Affiliates) is the provider of the applicable Bank Product. “Specified Event of Default” means the occurrence of any Event of Default described in (a) Section 8.01(d) (but as it relates to Section 7.09, only), which is not cured within five (5) Business Days, (b) Section 8.01(d) (but as it relates to Section 2.24, only), which is not cured within three (3) days, or (c) Section 8.01(a), Section 8.01(b), Section 8.01(d) (but as it relates to Section 6.01(e) and Section 7.08, only), Section 8.01(h), Section 8.01(i), or Section 8.01(j). “Specified Existing Commitment” shall mean any Existing Commitments belonging to a Specified Existing Commitment Class. “Specified Existing Commitment Class” shall have the meaning provided in Section 2.20. “Specified Subsidiaries” means, collectively, DICL, CDI Contractors, LLC, CDI-Hunt Arkansas JV, Dillard’s Benelux, LLC and UT Center, Inc. “Standby Letter of Credit” means any Letter of Credit other than a Commercial Letter of Credit. “Standby Letter of Credit Outstandings” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Standby Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements relating to Standby Letters of Credit that have not yet been reimbursed by or on behalf of the Borrowers at such time. The Standby Letter of Credit Outstandings of any Lender at any time shall be its Commitment Percentage of the total Standby Letter of Credit Outstandings at such time. “Standby Letters of Credit Sublimit” has the meaning assigned to such term in Section 2.06(c). “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D of the Board. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of

46 which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Parent Borrower. In no event shall (a) a Permitted Joint Venture be deemed a Subsidiary for purposes of Article VII or (b) a Specified Subsidiary be deemed a Subsidiary for purposes of Article III, Article IV, Article VI, or Article VII. “Subsidiary Borrowers” means all Borrowers other than the Parent Borrower; provided that no Excluded Subsidiary shall be required to be a Subsidiary Borrower. “Subsidiary Guarantor” has the meaning assigned to such term in this Agreement prior to giving effect to the Second Amendment. “Supported QFC” has the meaning given to such term in Section 10.23. “Swingline Commitment” means, with respect to each Swingline Lender, the commitment of such Swingline Lender to make Swingline Loans pursuant to Section 2.05 in an aggregate principal amount at any one time outstanding not to exceed $100,000,000. The Swingline Commitment is part of, and not in addition to, the Total Commitment. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be the sum of (a) its Commitment Percentage of the aggregate principal amount of all Swingline Loans outstanding at such time (excluding, in the case of any Lender that is a Swingline Lender, Swingline Loans made by it outstanding at such time) and (b) in the case of any Lender that is a Swingline Lender, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time to the extent that the other Lenders shall not have funded their participations in such Swingline Loans, in each case adjusted to give effect to any reallocation under Section 2.31(c) of the Swingline Exposure of Defaulting Lenders in effect at such time. “Swingline Lender” means JPMorgan and any other Lender designated as a Swingline Lender in accordance with Section 2.05(c), in their capacity as a lender of Swingline Loans hereunder, and any successor or replacement thereof. “Swingline Loan” has the meaning assigned to such term in Section 2.05(a). “Swingline Maturity Date” shall mean, with respect to any Swingline Loan, the Commitment Termination Date, or such later date as the Swingline Lender may hereafter consent to pursuant to an Extension Amendment or another amendment hereto. “Syndication Agents” means each of the Effective Date Syndication Agents, the First Amendment Syndication Agents, the Second Amendment Syndication Agents and the Second Third Amendment Syndication Agents.

47 “Synthetic Lease” means any lease or other agreement for the use or possession of property creating obligations which do not appear as Indebtedness on the balance sheet of the lessee thereunder but which, upon the insolvency or bankruptcy of such Person, would be characterized as Indebtedness of such lessee without regard to the accounting treatment. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term SOFR” means , for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Agent to the Lenders and the Parent Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 2.16 that is not Term SOFR. “Termination Date” shall mean the earliest to occur of (a) with respect to any Class of Commitments or Loans, the Maturity Date applicable to such Class, (b) the date on which the maturity of the Loans are accelerated and the Commitments are terminated in accordance with Section 8.01, or (c) the date of the occurrence of any Event of Default pursuant to Section 8.01(h) or Section 8.01(i). “Third Amendment” means that certain Amendment No. 3 to Credit Agreement dated as of the Third Amendment Effective Date among the Borrowers, as borrowers, the Lenders party thereto and the Agent. “Third Amendment Arrangers” means each of JPMorgan, PNC Capital Markets LLC, Regions Capital Markets and Truist Securities, Inc., in their capacity as joint lead arranger and joint bookrunner for the Third Amendment. “Third Amendment Effective Date” means April 28, 2021. “Third Amendment Syndication Agents” means each of Bank of America, N.A., Citizens Bank, N.A. and TD Bank, N.A., in their capacity as syndication agent for the Third Amendment. “Total Commitment” shall mean the sum of the Commitments of all the Lenders at such time. The Total Commitment as of the Second Third Amendment Effective Date is $800,000,000.

48 “Transactions” means the execution, delivery and performance by the Borrowers of this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof and the issuance of Letters of Credit hereunder. “Trigger Period” has the meaning provided therefor in Section 7.08. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than 1.00%, the Unadjusted Benchmark Replacement will be deemed to be 1.00% for the purposes of this Agreement.. “Unliquidated Obligations” means, at any time, any Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Obligation that is: (a) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (b) any other obligation (including any guarantee) that is contingent in nature at such time; or (c) an obligation to provide collateral to secure any of the foregoing types of obligations. “Unused Commitment” shall mean, on any day, (a) the Total Commitment then in effect, minus (b) the Credit Extensions on such day. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning given to such term in Section 10.23. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.28(f)(ii)(B)(3). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

49 “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Section 1.03 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Parent Borrower notifies the Agent that the Parent Borrower requests an amendment to any provision hereof to eliminate the effect of any

50 change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Parent Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding the foregoing, (a) all liabilities under or in respect of any lease (whether now outstanding or at any time entered into or incurred) that, under GAAP as in effect on the Effective Date, would be accrued as a Rental and Lease Expense and would not constitute a Capital Lease Obligation, shall continue to be treated as Rental and Lease Expense in accordance with GAAP as in effect on the Effective Date and shall not constitute a Capital Lease Obligation, in each case, for purposes of the covenants set forth herein and all defined terms as used therein, (b) Indebtedness shall be determined without giving effect to the application of Financial Accounting Standards Board Accounting Standards Codification 815 (and related interpretations) to the extent such application would otherwise increase or decrease the principal amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and (c) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, (i) without giving effect to any election under Statement of Financial Accounting Standards 159, The Fair Value Option for Financial Assets and Financial Liabilities, or any successor thereto (including pursuant to the Accounting Standards Codification), to value any Indebtedness of the Parent Borrower or any Subsidiary at “fair value” as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 or 2105- 03 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, it being agreed that such Indebtedness shall at all times be valued at the full stated principal amount thereof. Section 1.04 Classification of Loans, Commitments and Borrowings. For purposes of this Agreement, Loans and Commitments may be classified and referred to by Class (e.g., an “Extended Loan” or “Extended Commitments”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Extended Loan”). Section 1.05 Status of Obligations. The Borrowers agree that the Obligations hereunder are senior in respect of any outstanding subordinated Indebtedness. Section 1.06 Divisions. For all purposes under the Loan Documents, in connection with an any Division or plan of division under Delaware law (or any comparable event under a different jurisidiction’s jurisdiction’s laws); : (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. Section 1.07 Interest Rates; LIBOR Notification. The interest rate on Eurocurrency Loans is determined by reference to the LIBO Rate, which is derived from the London interbank

51 offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurocurrency Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. Upon the occurrence of a Benchmark Transition Event , a Term SOFR Transition Event or an Early Opt-In Opt-in Election, Section 2.16(c) provides a and (d) provide the mechanism for determining an alternative rate of interest. The Agent will promptly notify the Parent Borrower, pursuant to Section 2.16(e2.16(f), of any change to the reference rate upon which the interest rate on Eurocurrency Loans is based. However, the Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (ia) any such alternative, successor or replacement rate implemented pursuant to Section 2.16(c) or (d), whether upon the occurrence of a Benchmark Transition Event , a Term SOFR Transition Event or an Early Opt-in Election, and (iib) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section 2.16(d2.16(e)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability. Section 1.08 Letters of Credit. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount of such Letter of Credit available to be drawn at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any agreement related thereto, provides for one or more automatic increases in the available amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a) of the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding” and “undrawn” in the amount so remaining available to be paid, and the obligations of the Borrowers and each Lender shall remain in full force and effect until the Issuing Lenders and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit.

52 ARTICLE II AMOUNT AND TERMS OF CREDIT Section 2.01 Commitment of the Lenders. (a) Each Lender severally and not jointly with any other Lender, agrees, upon the terms and subject to the conditions set forth herein, to extend credit (each an “Initial Loan” and, collectively, the “Initial Loans”) to the Borrowers on a revolving basis, in the form of Revolving Loans and Letters of Credit and in an amount not to exceed the lesser of such Lender’s Commitment or such Lender’s Commitment Percentage of the Borrowing Base, subject to the following limitations: (i) The aggregate outstanding amount of the Credit Extensions shall not at any time exceed the lower of (A) the Total Commitment then in effect (as the same may be adjusted from time to time pursuant to Section 2.09), or (B) the then amount of the Borrowing Base. (ii) No Lender shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from any Issuing Lender, subject to the ratable participation of all Lenders, as set forth in Section 2.06. The Borrowers will not at any time permit the aggregate Letter of Credit Outstandings to exceed the lesser of (x) the aggregate LC Sublimits for all Issuing Lenders and (y) $200,000,000. (iii) Subject to all of the other provisions of this Agreement, each Class of Revolving Loans that are repaid may be reborrowed prior to the Termination Date applicable to such Class. No new Credit Extension under any Class of Commitments, however, shall be made to the Borrowers after the Termination Date applicable to such Class. (b) Subject to the provisions of Section 2.01(c), each Borrowing of Initial Loans under this Agreement shall be made by the Lenders pro rata in accordance with their then applicable Commitment Percentages with respect to the applicable Class. Each Borrowing of Extended Loans under this Agreement shall be made by the Lenders of the relevant Extension Series thereof pro rata on the basis of their then applicable Extended Commitments for the applicable Extension Series. The failure of any Lender to make any Loan shall neither relieve any other Lender of its obligation to fund its Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Lender. (c) Notwithstanding anything to the contrary herein contained, Credit Extensions shall be made by the Lenders pro rata in accordance with their respective Commitment Percentages. Section 2.02 Reserves; Changes to Reserves. (a) The initial Availability Reserves as of the Second Third Amendment Effective Date are the following:

53 (i) Gift Certificates: An amount equal to fifty percent (50%) of the Subsidiary Borrowers’ gift certificates, gift cards and cardholder rewards cards outstanding from time to time. (ii) Rent: An amount equal to two (2) months rent for each leased location of each Subsidiary Borrower; provided that no such Reserve shall be imposed for any location for which a landlord’s waiver reasonably satisfactory to the Agent has been obtained. (iii) Sales Tax: An amount equal to one hundred percent (100%) of the credit for sales tax payable included in the financial statements of the Parent Borrower and its Subsidiaries most recently delivered to the Agent pursuant to this Agreement. (b) The Agent may on and after the Second Third Amendment Effective Date establish additional Reserves or change any of the foregoing Reserves in its Permitted Discretion. Section 2.03 Making of Loans. (a) Except as set forth in Section 2.16 and Section 2.27, Loans (other than Swingline Loans) by the Lenders shall be either Base Rate Loans or Eurocurrency Loans as the Parent Borrower on behalf of the Borrowers may request subject to and in accordance with this Section 2.03, provided that all Swingline Loans shall be only Base Rate Loans. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrowers pursuant to Section 2.26. Subject to the other provisions of this Section 2.03 and the provisions of Section 2.27, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than fifteen (15) Borrowings of Eurocurrency Loans may be outstanding at any time. (b) The Parent Borrower shall give the Agent three (3) Business Days’ prior telephonic (thereafter confirmed in writing) or e-mail notice of each Borrowing of Eurocurrency Loans and same-day notice of each Borrowing of Base Rate Loans. Any such notice, to be effective, must be received by the Agent not later than 11:00 a.m., New York City time, on the third Business Day in the case of Eurocurrency Loans prior to the date on which such Borrowing is to be made, and on the date of the proposed Borrowing in the case of Base Rate Loans. Such Borrowing Request shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall be in an integral multiple of $1,000,000, but not less than $5,000,000 in the case of Eurocurrency Loans and shall be in an integral multiple of $250,000, but not less than $1,000,000 in the case of Base Rate Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such Borrowing Request shall specify whether the Borrowing then being requested is to be a Borrowing of Base Rate Loans or Eurocurrency Loans and, if Eurocurrency Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such Borrowing Request for a Borrowing of Eurocurrency Loans, such Borrowing

54 Request shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such Borrowing Request shall be deemed a request for a Borrowing of Base Rate Loans. The Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such Borrowing Request, each Lender shall make its share of the Borrowing available at the office of the Agent at 10 South Dearborn Street, 22nd Floor, Chicago, Illinois, no later than 12:00 noon, New York City time, in immediately available funds. Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender’s share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with this Section and may, in reliance upon such assumption, make available to the Borrowers a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrowers severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrowers to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrowers, the interest rate applicable to Base Rate Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. Upon receipt of the funds made available by the Lenders to fund any Borrowing hereunder, the Agent shall disburse such funds in the manner specified in the Borrowing Request delivered by the Parent Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrowers no later than 3:00 p.m., New York City time. (c) If the Borrowers fail to make any payment when due hereunder or under any other Loan Document, the Agent, without the request of the Parent Borrower, shall make a Base Rate Loan in order to pay interest, fees, or other such payments to which the Agent, any Lender or any of their Affiliates is entitled from any Borrower and shall charge the same to the Loan Account. The Agent shall advise the Parent Borrower of any such Base Rate Loan promptly after the making thereof. The making of such Loan shall not constitute a waiver of the Borrowers’ obligations under Section 2.21(a) hereof or of the provisions of Section 2.04. Section 2.04 Overadvances. The Agent and the Lenders have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders and each Lender shall be bound thereby. Any Permitted Overadvances may constitute Swingline Loans. The making of any Permitted Overadvance is for the benefit of the Borrowers; such Permitted Overadvances constitute Loans and Obligations. The making of any such Permitted Overadvances on any one occasion shall not obligate the Agent or any Lender to make or permit any Permitted Overadvances on any other occasion or to permit such Permitted Overadvances to remain outstanding. The Agent’s authorization to make Permitted Overadvances may be revoked at any time by the Required Supermajority Lenders. Any such revocation must be in writing and shall become effective prospectively upon the Agent’s receipt thereof. Section 2.05 Swingline Loans.

55 (a) General. The Agent, the Swingline Lenders and the Lenders agree that in order to facilitate the administration of this Agreement and the other Loan Documents, promptly after the Parent Borrower requests a Borrowing of Base Rate Loans, the Swingline Lenders may elect to have the terms of this Section 2.05(a) apply to such Borrowing Request by advancing, on behalf of the Lenders and in the amount requested, same day funds to the Borrowers, on the date of the applicable Borrowing to the account specified by the Parent Borrower in such Borrowing Request (each such Loan made solely by the Swingline Lenders pursuant to this Section 2.05(a) is referred to in this Agreement as a “Swingline Loan”), with settlement among them as to the Swingline Loans to take place on a periodic basis as set forth in Section 2.07(a). Each Swingline Loan shall be subject to all the terms and conditions applicable to other Base Rate Loans funded by the Lenders, except that all payments thereon shall be payable to the applicable Swingline Lender solely for its own account. The aggregate amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment. The Swingline Lenders shall not make any Swingline Loan if the requested Swingline Loan would cause the aggregate outstanding amount of the Credit Extensions to exceed the lower of (A) the Total Commitment then in effect (as the same may be adjusted from time to time pursuant to Section 2.09), or (B) the then amount of the Borrowing Base (before or after giving effect to such Swingline Loan), and the Swingline Lenders (other than JPMorgan) will receive confirmation from the Agent that such requirement is satisfied before making the requested Swingline Loan. All Swingline Loans shall be Base Rate Loans. (b) Participations by Lenders in Swingline Loans. Each Swingline Lender may by written notice given to the Agent not later than 12:00 p.m., New York City time, on any Business Day require the Lenders to acquire participations on such Business Day in all or a portion of its Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Lenders will be required to participate. Promptly upon the receipt of such notice, the Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Commitment Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees to pay, upon receipt of notice as provided above in this paragraph, to the Agent, in Dollars, for the account of the applicable Swingline Lender, such Lender’s Commitment Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender further acknowledges and agrees that, in making any Swingline Loan, each Swingline Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Parent Borrower deemed made pursuant to Section 5.02, unless, at least two Business Days prior to the time such Swingline Loan was made, the Required Lenders shall have notified such Swingline Lender (with a copy to the Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 5.02 would not be satisfied if such Swingline Loan were then made (it being understood and agreed that, in the event any Swingline Lender shall have received any such notice, no Swingline Lender shall make any Swingline Loan until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment

56 obligations of the Lenders under this paragraph), and the Agent shall promptly pay to the applicable Swingline Lender the amounts so received by it from the Lenders. The Agent shall notify the Parent Borrower of any participations in any Swingline Loan acquired pursuant to the preceding paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Agent and not to the applicable Swingline Lender. Any amounts received by a Swingline Lender from the Borrowers (or other party on behalf of the Borrowers) in respect of a Swingline Loan after receipt by such Swingline Lender of the proceeds of a sale of partcipations therein shall be promptly remitted to the Agent; and any such amounts received by the Agent shall be promptly remitted by the Agent to the Lenders that shall have made their payments pursuant to the preceding paragraph and to such Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrowers for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrowers of any default in the payment thereof. (c) Additional Swingline Lenders; Replacement of Swingline Lender. Any Swingline Lender may be added or an existing Swingline Lender may be replaced at any time by written agreement among the Parent Borrower, the Agent and the relevant Swingline Lender(s). The Agent shall notify the Lenders of any such addition or replacement of a Swingline Lender. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.13(a). From and after the effective date of any such addition or replacement, (x) the new Swingline Lender shall have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such new Swingline Lender, successor to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require. After the replacement of a Swingline Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to its replacement, but shall not be required to make additional Swingline Loans. (d) Resignation of Swingline Lender. Subject to the appointment and acceptance of a successor Swingline Lender, any Swingline Lender may resign as a Swingline Lender at any time upon thirty days’ prior written notice to the Agent, the Parent Borrower and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.05(c) above. Section 2.06 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Parent Borrower may request any Issuing Lender to issue Letters of Credit denominated in Dollars for the account of any Borrower or one of its Subsidiaries in such form as is acceptable to the Agent and such Issuing Lender in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Commitments. Notwithstanding anything herein to the contrary, the Issuing Lenders shall have no obligation hereunder to issue, and shall not issue, An Issuing Lender shall not be under any obligation to issue

57 any Letter of Credit (a) the proceeds of which would be made available to any Person (A) to fund any activity or business of or with any Sanctioned Person, or in any country or territory that, at the time of such funding, is the subject of any Sanctions or (B) in any manner that would result in a violation of any Sanctions by any party to this Agreement, (a) if if: (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the such Issuing Lenders from issuing such Letter of Credit, or any applicable law relating to the such Issuing Lenders Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the such Issuing Lenders Lender shall prohibit, or request that the such Issuing Lenders Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the such Issuing Lenders Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the such Issuing Lenders are Lender is not otherwise compensated hereunder) not in effect on the Second Amendment Effective Date, or shall impose upon the such Issuing Lenders Lender any unreimbursed loss, cost or expense which was not applicable on the Second Amendment Effective Date and which the such Issuing Lenders Lender in good faith deems material to it, or (ii) if the issuance of such Letter of Credit would violate one or more policies of the such Issuing Lenders Lender applicable to letters of credit generally; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed not to be in effect on the Second Amendment Effective Date for purposes of clause (ii) above, regardless of the date enacted, adopted, issued or implemented. (b) Notice of Issuance, Amendment, Renewal or Extension; Auto-Renewal Letters of Credit. (i) To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit, other than an automatic renewal of an Auto-Renewal Letter of Credit permitted pursuant to clause (ii) of this Section 2.06(b)), the Parent Borrower shall hand deliver, fax or e-mail (in .pdf or .tif format) to the relevant Issuing Lender and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the relevant Issuing Lender, the Parent Borrower also shall submit a letter of credit application on such Issuing Lender’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Parent Borrower to, or entered into by the Parent Borrower with, an Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

58 (ii) Any Letter of Credit issuable under this Agreement may be issued, if the Parent Borrower so requests and the relevant Issuing Lender so agrees, in the form of an Auto-Renewal Letter of Credit; provided that any such Auto-Renewal Letter of Credit must permit such Issuing Lender to prevent any such renewal at least once in each twelve- month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof of such Issuing Lender’s option not to extend the Letter of Credit beyond the expiration date (a “Non-Renewal Notice”). Such Issuing Lender shall have the option to issue a Non-Renewal Notice during a specified period in each such twelve-month period to be agreed upon by the Parent Borrower, such Issuing Lender and the Agent at the time such Letter of Credit is issued (the date of such notice shall be referred to herein as the “Non-Renewal Notice Date”). Once an Auto-Renewal Letter of Credit has been issued, each Lender shall be deemed to have authorized (but may not require) the relevant Issuing Lender to permit the renewal of such Letter of Credit at any time to an expiry date not later than one year after its date of issuance or renewal; provided that such Issuing Lender shall not permit any such renewal if such Issuing Lender has reasonably determined that it would have no obligation at such time to issue such Letter of Credit in its renewed form under the terms of this Agreement (by reason of the provisions of paragraph (c) or (d) of this Section or otherwise). (c) Limitations on Amounts. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Parent Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate Letter of Credit Outstandings shall not exceed the lesser of (x) the aggregate LC Sublimits for all Issuing Lenders and (y) $200,000,000 and, subject to the last sentence of this subsection (c), no more than $100,000,000 of which may be in respect of Standby Letters of Credit (the “Standby Letters of Credit Sublimit”), (ii) the aggregate amount of the Letter of Credit Outstandings attributable to Letters of Credit issued by any Issuing Lender shall not exceed the LC Sublimit of such Issuing Lender, (iii) the Credit Extensions of any Lender shall not exceed the Commitment of such Lender, (iv) the Credit Extensions shall not exceed the Total Commitment and (v) in the event the Maturity Date shall have been extended as provided in Section 2.20, the sum of (x) the Letter of Credit Outstandings attributable to Letters of Credit expiring after any Maturity Date before giving effect to such extension plus (y) the Swingline Exposure attributable to Swingline Loans maturing after such Maturity Date shall not exceed the total Commitments that shall have been extended to a date after the latest expiration date of such Letters of Credit and the latest maturity date of such Swingline Loans. Each Issuing Lender (other than JPMorgan) will receive confirmation from the Agent that the requirements in clauses (i) and (iv) of the foregoing sentence are satisfied before issuing, amending, renewing or extending a Letter of Credit. Notwithstanding the foregoing, the Parent Borrower may adjust the amount of the Standby Letters of Credit Sublimit by providing three (3) Business Days prior written notice to the Agent, so long as the total of such Standby Letters of Credit Sublimit plus any Commercial Letter of Credit Outstandings does not exceed the aggregate sublimit for Letter of Credit Outstandings set forth in Section 2.06(c)(i). The Agent shall promptly confirm to the Parent Borrower, the Issuing Lenders and the Lenders the amount and the effective date of the revised sublimits. (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date twelve-months after the date of the issuance of such Letter

59 of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit), subject to automatic renewal of any Auto-Renewal Letter of Credit as provided in Section 2.06(b)(ii), and (ii) the date that is five Business Days prior to the Maturity Date. (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by any Issuing Lender, and without any further action on the part of such Issuing Lender or the Lenders, such Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from such Issuing Lender, a participation in such Letter of Credit equal to such Lender’s Commitment Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit, the occurrence and continuance of a Default or reduction or termination of the Commitments, or any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the expiration thereof or of the Commitments. Each Lender further acknowledges and agrees that, in issuing, amending, renewing or extending any Letter of Credit, the relevant Issuing Lender shall be entitled to rely, and shall not incur any liability for relying, upon the representation and warranty of the Borrowers deemed made pursuant to Section 5.02, unless, at least two Business Days prior to the time of issuance, or the time of any amendment, renewal or extension subject to Section 5.02, of any Letter of Credit by such Issuing Lender (or, in the case of an automatic renewal permitted pursuant to clause (ii) of Section 2.06(b), at least two Business Days prior to the time by which the election not to permit renewal must be made by the relevant Issuing Lender), the Required Lenders shall have notified the applicable Issuing Lender (with a copy to the Agent) in writing that, as a result of one or more events or circumstances described in such notice, one or more of the conditions precedent set forth in Section 5.02 would not be satisfied if such Letter of Credit were then issued or so amended, renewed or extended (it being understood and agreed that, in the event any Issuing Lender shall have received any such notice, no Issuing Lender shall issue, amend, renew or extend any Letter of Credit until and unless it shall be satisfied that the events and circumstances described in such notice shall have been cured or otherwise shall have ceased to exist). In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for account of the relevant Issuing Lender, such Lender’s Commitment Percentage of each LC Disbursement made by an Issuing Lender (i) in the event the Borrowers fail to reimburse such LC Disbursement when due, as provided in paragraph (f) of this Section, promptly upon the receipt of notice from the Agent referred to in paragraph (f) of this Section and (ii) if any reimbursement payment is required to be refunded to the Borrowers for any reason, at any time thereafter, promptly upon the request of such Issuing Lender. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.03 with respect to Loans made by such Lender (and Section 2.03 shall apply, mutatis mutandis, to the payment obligations of the Lenders under this paragraph), and the Agent shall promptly pay to the relevant Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from any Borrower pursuant to paragraph (f) of this Section,

60 the Agent shall distribute such payment to the relevant Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse such Issuing Lender, then to such Lenders and such Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Lender for any LC Disbursement shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement. (f) Disbursement and Reimbursement. If an Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, such Issuing Lender shall give prompt notice thereof to the Agent and the Parent Borrower by telephone (confirmed by hand delivery, facsimile or e- mail), and the Borrowers shall reimburse such Issuing Lender in respect of such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the Business Day that the Parent Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Parent Borrower receives such notice, if such notice is not received prior to such time; provided that if such LC Disbursement is not less than (x) $2,000,000 in the case of a Borrowing of Base Rate Loans and (y) $1,000,000 in the case of a Borrowing of Swingline Loans, the Parent Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or 2.05 that such payment be financed with a Borrowing of Base Rate Loans or a Borrowing of Swingline Loans in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting Borrowing of Base Rate Loans or Borrowing of Swingline Loans. If the Borrowers fail to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrowers in respect thereof and such Lender’s Commitment Percentage thereof. (g) Obligations Absolute. The Borrowers’ obligation to reimburse LC Disbursements as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) any payment by an Issuing Lender under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, (iv) the failure to perfect any lien or security interest granted to, or in favor of, the Agent or any of the Lenders as security for any reimbursement obligations in respect of any LC Disbursement, (v) any force majeure or other event that under any rule of law or uniform practices to which any Letter of Credit is subject (including Section 3.14 of ISP 98 or any successor publication of the International Chamber of Commerce) permits a drawing to be made under such Letter of Credit after the stated expiration date thereof or of the Commitments or (vi) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrowers’ obligations hereunder.

61 None of Neither the Agent, the Lenders or the , nor any Issuing Lenders, Lender or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by any Issuing Lender or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms , any error in translation or any consequence arising from causes beyond the control of the relevant Issuing Lender; provided that the foregoing shall not be construed to excuse an Issuing Lender from liability to the Borrowers to the extent of any direct damages (as opposed to special, indirect, consequential or punitive damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by the Borrowers that are caused by such Issuing Lender’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree, to the fullest extent permitted by law, that, in the absence of gross negligence or willful misconduct on the part of an Issuing Lender (with such absence to be presumed unless otherwise determined by a court of competent jurisdiction in a final and nonappealable judgment), such Issuing Lender shall be deemed to have exercised care in each such determination, and that: (i) an Issuing Lender may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit; (ii) an Issuing Lender shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iii) this sentence shall establish the standard of care to be exercised by an Issuing Lender when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing). (h) Disbursement Procedures. The Issuing Lender for any Letter of Credit shall, within a reasonable time the time allowed by applicable law or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. Such Issuing Lender shall promptly after such examination notify the Agent and the Parent Borrower by telephone (confirmed by hand delivery, facsimile or e-mail) of such demand for payment and whether if such Issuing Lender has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrowers of their obligation to reimburse such Issuing Lender and the Lenders with respect to any such LC Disbursement.

62 (i) Interim Interest. If the Issuing Lender for any Letter of Credit shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to, but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Lender for such LC Disbursement shall be for the account of such Lender to the extent of such payment, and shall be payable on demand or, if no demand has been made, on the date on which the Borrowers reimburse the applicable LC Disbursement in full. (j) Additional Issuing Lenders; Replacement of Issuing Lenders. An Issuing Lender may be added, or an existing Issuing Lender may be replaced, under this Agreement at any time by written agreement between the Parent Borrower, the Agent and the relevant Issuing Lender. The Agent shall notify the Lenders of any such addition or replacement. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the Issuing Lender being replaced pursuant to Section 2.10. From and after the effective date of any such addition, the new Issuing Lender shall have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to any outstanding Letters of Credit issued by it prior to such replacement, but shall not be required to issue any new Letters of Credit or to amend, renew or extend any such outstanding Letters of Credit. (k) Resignation of Issuing Lender. Subject to the appointment and acceptance of a successor Issuing Lender, any Issuing Lender may resign as an Issuing Lender at any time upon thirty days’ prior written notice to the Agent, the Parent Borrower and the Lenders, in which case, such Issuing Lender shall be replaced in accordance with Section 2.06(j) above. (l) Issuing Lender Reports to the Agent. Unless otherwise agreed by the Agent, each Issuing Lender (other than JPMorgan) shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Agent (i) periodic activity (for such period or recurrent periods as shall be requested by the Agent) in respect of Letters of Credit issued by such Issuing Lender, including all issuances, extensions, amendments and renewals, all expirations and cancellations and all disbursements and reimbursements, (ii) reasonably prior to the time that such Issuing Lender issues, amends, renews or extends any Letter of Credit, the date of such issuance, amendment, renewal or extension, and the stated amount of the Letters of Credit issued, amended, renewed or extended by it and outstanding after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed), (iii) on each Business Day on which such Issuing Lender makes any LC Disbursement, the date and amount of such LC Disbursement, (iv) on any Business Day on which the Borrowers fail to reimburse an LC Disbursement required to be reimbursed to such Issuing Lender on such day, the date of such failure and the amount of such LC Disbursement and (v) on any other Business Day, such other

63 information as the Agent shall reasonably request as to the Letters of Credit issued by such Issuing Lender. (m) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Parent Borrower receives notice from the Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated pursuant to Article VIII, Lenders with Letter of Credit Outstandings representing more than 50% of the total Letter of Credit Outstandings) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall immediately deposit into the Cash Collateral Account an amount in immediately available funds in Dollars equal to 103% of the Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (h) or (i) of Article VIII. The Borrowers also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.31. Each such deposit shall be held by the Agent as collateral for the Letter of Credit Outstandings and other obligations of the Borrowers under this Agreement, and for this purpose the Borrowers hereby grant a security interest to the Agent for the benefit of the Lenders and the Issuing Lenders in such collateral account and in any financial assets (as defined in the UCC) or other property held therein. In addition, and without limiting the foregoing or paragraph (d)(ii) of this Section, if there are any Letter of Credit Outstandings after the expiration date specified in said paragraph (d)(ii), the Borrowers shall promptly deposit (but in any event within two (2) Business Days after the expiration date specified in paragraph (d)(ii)) in the Cash Collateral Account an amount in cash equal to 103% of such Letter of Credit Outstandings as of such date plus any accrued and unpaid interest thereon. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such Cash Collateral Account. All amounts on deposit pursuant to this paragraph (m) shall be invested by the Agent in interest bearing instruments or accounts, with the selection of which instruments or accounts to be determined by the Agent in its sole discretion; provided that the Agent shall consult with the Parent Borrower as to the selection of such instruments or accounts; provided, further, that such investments shall be at the risk and expense of the Borrowers. Other than any interest earned on the investment of such deposits, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such Cash Collateral Account shall be applied by the Agent to reimburse the relevant Issuing Lender for LC Disbursements for which it has not been reimbursed , together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the Letter of Credit Outstandings at such time or, if the maturity of the Loans has been accelerated (but (i) subject to the consent of Lenders with Letter of Credit Outstandings representing 100% of the total Letter of Credit Outstandings and (ii) in the case of any such application at a time when any Lender is a Defaulting Lender (but only if, after giving effect thereto, the remaining cash collateral shall be less than the aggregate Letter of Credit Outstandings of all the Defaulting Lenders), the consent of each Issuing Lender), be applied to satisfy other obligations of the Borrowers under this Agreement. If the Borrowers are required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, the amount (including any interest and profits earned thereon as aforesaid) standing to the credit of such account (to the extent not applied as

64 aforesaid) shall be returned to the Borrowers within three Business Days after all Events of Default have been cured or waived. If the Borrowers are required to provide an amount of cash collateral hereunder pursuant to Section 2.31, such amount (to the extent not applied as aforesaid) shall be returned to the Borrowers, as promptly as practicable, to the extent that, after giving effect to such return, no Issuing Lender shall have any exposure in respect of any outstanding Letter of Credit that is not fully covered by the Commitments of the Non-Defaulting Lenders and/or the remaining cash collateral and no Event of Default shall have occurred and be continuing. Section 2.07 Settlements Amongst Lenders. (a) Each Swingline Lender may (but shall not be obligated to), at any time, on behalf of the Borrowers (which hereby authorize each Swingline Lender to act in their behalf in that regard) request the Agent to cause the Lenders to make a Revolving Loan (which shall be a Base Rate Loan) in an amount equal to such Lender’s Commitment Percentage of the outstanding amount of Swingline Loans made in accordance with Section 2.05, which request may be made regardless of whether the conditions set forth in Article V have been satisfied. Upon such request, the Agent, on behalf of such Swingline Lender, shall request settlement with the Lenders on at least a weekly basis or on any date that the Agent elects, by notifying the Lenders of such requested settlement by facsimile, telephone, or e-mail no later than 2:00 p.m. New York City time on the Settlement Date. Upon such request, each Lender shall make available to the Agent the proceeds of such Revolving Loan for the account of the applicable Swingline Lender. If the applicable Swingline Lender requires a Revolving Loan to be made by the Lenders and the request therefor is received prior to 2:00 p.m., New York City time, on a Business Day, such transfers shall be made in immediately available funds no later than 5:00 p.m., New York City time, that day; and, if the request therefor is received after 2:00 p.m., New York City time, then no later than 5:00 p.m., New York City time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Agent or the applicable Swingline Lender. If and to the extent any Lender shall not have so made its transfer to the Agent, such Lender agrees to pay to the Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent at the NYFRB Rate. (b) The amount of each Lender’s Commitment Percentage of outstanding Revolving Loans shall be computed on at least a weekly (or more frequently in the Agent’s discretion) basis and shall be adjusted upward or downward based on all Revolving Loans and repayments of Revolving Loans received by the Agent as of 3:00 p.m., New York City time, on the first Business Day following the end of the period specified by the Agent (such date, the “Settlement Date”). (c) The Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Revolving Loans for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Agent shall transfer to each Lender its applicable Commitment Percentage of repayments, and (y) each Lender shall transfer to the Agent (as provided below), or the Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Revolving Loans made by each Lender with respect to Revolving Loans shall be equal to such Lender’s applicable Commitment Percentage of Revolving Loans outstanding as of such

65 Settlement Date. If the summary statement requires transfers to be made to the Agent by the Lenders and is received prior to 2:00 p.m., New York City time, on a Business Day, such transfers shall be made in immediately available funds no later than 5:00 p.m., New York City time, that day; and, if received after 2:00 p.m., New York City time, then no later than 5:00 p.m., New York City time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Agent. If and to the extent any Lender shall not have so made its transfer to the Agent, such Lender agrees to pay to the Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent at the NYFRB Rate. Section 2.08 Notes; Repayment of Loans. (a) The Loans made by each Lender (and to the applicable Swingline Lender, with respect to Swingline Loans) may, upon request by such Lender (or such Swingline Lender), be evidenced by a Note duly executed by the Borrowers, dated the Effective Date (or in the case of a Note evidencing an increased or a new Commitment pursuant to Section 2.09, the effective date of such increased or new Commitment), in substantially the form attached hereto as Exhibit B-1 or B-2, as applicable, payable to such Lender (or such Swingline Lender, as applicable) in an aggregate principal amount equal to such Lender’s Commitment (or the applicable Swingline Lender’s Swingline Commitment). (b) The Borrowers shall repay to the Agent the then outstanding principal balance of all Swingline Loans on the earlier of the Swingline Maturity Date or, on the date otherwise requested by the applicable Swingline Lender in accordance with the provisions of Section 2.05(a). The Borrowers shall repay to the Agent, for the benefit of the applicable Lenders, (i) on the Commitment Termination Date, the then outstanding principal balance of all Initial Loans and (ii) on the relevant maturity date for any Extension Series of Extended Commitments, the then outstanding principal balance of all Extended Loans in respect of such Extension Series. The Borrowers shall repay to the Agent the then outstanding principal balance of all other Obligations (other than the Initial Loans, Swingline Loans and Extended Loans) on the Termination Date (subject to earlier repayment as provided below). Each Loan shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this Article II. Each Lender is hereby authorized by the Borrowers to endorse on a schedule attached to any Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; provided, however, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrowers to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes. Section 2.09 Termination or Reduction of Commitments; Increase of Commitments. (a) Upon at least two (2) Business Days’ prior written notice to the Agent, the Parent Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments of any Class. Each such partial reduction shall be in the

66 principal amount of $5,000,000 or any integral multiple thereof. Each such reduction or termination shall (i) be applied ratably to the Commitments of each Lender of such Class, except that, notwithstanding the foregoing, (1) the Parent Borrower may allocate any termination or reduction of Commitments among Classes of Commitments either (A) ratably among Classes or (B) first to the Commitments with respect to any Existing Commitments and second to any Extended Commitments, in each case, on a pro rata basis based on such Lender’s Commitment Percentage of the applicable Class of Commitments and (2) in connection with the establishment on any date of any Extended Commitments pursuant to Section 2.20, the Existing Commitments of any one or more Lenders providing any such Extended Commitments on such date shall be reduced in an amount equal to the amount of Specified Existing Commitments so extended on such date (provided that (x) after giving effect to any such reduction and to the repayment of any Loans made on such date, the Credit Extensions of any such Lender does not exceed the Commitment thereof (such Credit Extension and Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Extended Commitment and any exposure in respect thereof) and (y) for the avoidance of doubt, any such repayment of Loans contemplated by the preceding clause (x) shall be made in compliance with the requirements of Section 2.18 with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving effect to any conversion pursuant to Section 2.20 of Existing Commitments and Existing Loans into Extended Commitments and Extended Loans respectively, and prior to any reduction being made to the Commitment of any other Lender) and (ii) be irrevocable when given. At the effective time of each such reduction or termination, the Borrowers shall pay to the Agent for application as provided herein (i) all Commitment Fees accrued on the amount of the Commitments so terminated or reduced through the date thereof and (ii) any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Commitments are to be reduced effective on such date, in each case pro rata based on the amount prepaid. (b) The Borrowers shall have the right to increase the Commitments by obtaining additional Commitments, either from one or more of the Lenders or another lending institution provided that (i) any such request for an increase shall be in a minimum amount of $25,000,000, (ii) the Parent Borrower, on behalf of the Borrowers, may make a maximum of four (4) such requests, (iii) the Agent has approved the identity of any such new Lender, such approval not to be unreasonably withheld, (iv) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, and (v) the procedures described in Section 2.09(c) have been satisfied; provided that for purposes of clarity, no Lender shall have any obligation to agree to increase its Commitments. (c) Any amendment hereto for such an increase or addition of the Commitments pursuant to Section 2.09(b) shall be in form and substance reasonably satisfactory to the Agent and shall only require the written signatures of the Agent, the Borrowers and each Lender being added or increasing its Commitment (each such Lender, a “Commitment Increase Lender”), subject only to the approval of the requisite Lenders pursuant to Section 10.02(b) if any such increase would cause the Total Commitment to exceed $1,000,000,000. As a condition precedent to such an increase, the Borrowers shall deliver to the Agent a certificate of each Borrower signed by an authorized officer of each Borrower (i) certifying and attaching the resolutions adopted by such Borrower approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article IV and the other Loan Documents are true and correct in all

67 material respects (except any representations and warranties qualified by materiality shall be true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except any representations and warranties qualified by materiality shall be true and correct in all respects) as of such earlier date, and (B) no Default exists. (d) On the effective date of any increase or addition of the Commitments pursuant to Section 2.09(b), (i) the aggregate principal amount of the Revolving Loans outstanding (the “Existing Revolving Borrowings”) immediately prior to the effectiveness of such increase of the Commitments shall be deemed to be repaid, (ii) each Commitment Increase Lender that shall have had a Commitment prior to the effectiveness of such increase of the Commitments shall pay to the Agent in dollars, in immediately available funds, an amount equal to the difference between (A) the product of (1) such Lender’s Commitment Percentage (calculated after giving effect to the effectiveness of such increase of the Commitments) multiplied by (2) the aggregate amount of the Resulting Revolving Borrowings (as defined below) and (B) the product of (1) such Lender’s Commitment Percentage (calculated without giving effect to the effectiveness of such increase of the Commitments) multiplied by (2) the aggregate amount of the Existing Revolving Borrowings, (iii) each Commitment Increase Lender that shall not have had a Commitment prior to the effectiveness of such increase of the Commitments shall pay to the Agent in dollars, in immediately available funds, an amount equal to the product of (1) such Lender’s Commitment Percentage (calculated after giving effect to the effectiveness of such increase of the Commitments) multiplied by (2) the aggregate amount of the Resulting Revolving Borrowings, (iv) after the Agent receives the funds specified in clauses (ii) and (iii) above, the Agent shall pay to each Lender the portion of such funds that is equal to the difference between (A) the product of (1) such Lender’s Commitment Percentage (calculated without giving effect to the effectiveness of such increase of the Commitments) multiplied by (2) the aggregate amount of the Existing Revolving Borrowings, and (B) the product of (1) such Lender’s Commitment Percentage (calculated after giving effect to the effectiveness of such increase of the Commitments) multiplied by (2) the aggregate amount of the Resulting Revolving Borrowings, (v) after the effectiveness of such increase of the Commitments, the Borrowers shall be deemed to have made new Borrowings of Revolving Loans (the “Resulting Revolving Borrowings”) in an aggregate amount equal to the aggregate amount of the Existing Revolving Borrowings and of the Types and for the Interest Periods specified in a Borrowing Request delivered to the Agent in accordance with Section 2.03 (and the Parent Borrower shall deliver such Borrowing Request), (vi) each Lender shall be deemed to hold its Commitment Percentage of each Resulting Revolving Borrowing (calculated after giving effect to the effectiveness of such increase of the Commitments) and (vii) the Borrowers shall pay each Lender any and all accrued but unpaid interest on its Loans comprising the Existing Revolving Borrowings. The deemed payments of the Existing Revolving Borrowings made pursuant to clause (i) above shall be subject to compensation by the Borrowers pursuant to the provisions of Section 2.21(d) if the date of the effectiveness of such increase of the Commitments occurs other than on the last day of the Interest Period relating thereto. Upon each increase of the Commitments, the participation interests of the Lenders in the then outstanding Letters of Credit shall automatically be adjusted to reflect, and each Lender (including each Commitment Increase Lender) shall have a participation in each such Letter of Credit equal to, the Lenders’ respective Commitment Percentage of the aggregate amount available to be drawn under each such Letter of Credit, after giving effect to such increase of the Commitments.

68 (e) Within a reasonable time after the effective date of any increase or addition of the Commitments pursuant to Section 2.09(b), the Agent shall, and is hereby authorized and directed to, revise Schedule 1.1 to reflect such increase and shall distribute such revised Schedule 1.1 to each of the Lenders and the Borrowers, whereupon such revised Schedule 1.1 shall replace the old Schedule 1.1 and become part of this Agreement. (f) On the effective date of any increase or addition of the Commitments pursuant to Section 2.09(b), the amount of any dollar threshold in this Agreement based on Excess Availability (including, for the avoidance of doubt, the dollar thresholds included in (x) the definitions of “Activation Period”, “Cash Control Event”, “Excess Availability Threshold”, “Inspection Trigger Period” and “Trigger Period” and (y) Section 7.08) shall be increased so that the percentage of the Total Commitment represented by such dollar threshold after giving effect to such increase or addition of the Commitments equals the percentage of the Total Commitment represented by such dollar threshold before giving effect to such increase or addition of the Commitments. Within a reasonable time after the effective date of any increase or addition of the Commitments pursuant to Section 2.09(b), the Agent shall, and is hereby authorized and directed to, amend this Agreement solely to reflect such changes to the amount of any dollar thresholds in this Agreement based on Excess Availability as set forth above and shall distribute such revised copy of this Agreement to each of the Lenders and the Borrowers, whereupon such revised copy shall replace this Agreement. Section 2.10 Letter of Credit Fees. (a) The Borrowers shall pay the Agent, for the account of the Lenders, on the third Business Day after each Quarterly Date and on the Latest Maturity Date, in arrears, a fee (each, a “Letter of Credit Fee”) equal to the following per annum percentages of the average daily amount of Standby Letter of Credit Outstandings or Commercial Letter of Credit Outstandings, as applicable (excluding in each case any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date such Lender’s Commitment terminates and the date on which such Lender ceases to have any Standby Letter of Credit Outstandings or Commercial Letter of Credit Outstandings, as applicable (each computed on the basis of the actual number of days elapsed (including the first day but excluding the last day) over a year of 360 days): (i) Standby Letters of Credit: At the then Applicable Rate per annum for Eurocurrency Loans. (ii) Commercial Letters of Credit: At 50% of the then Applicable Rate per annum for Eurocurrency Loans. (iii) After the occurrence and during the continuance of an Event of Default, at the option of the Agent or upon the direction of the Required Lenders, the Letter of Credit Fee set forth in clauses (i) and (ii) above, shall be increased by an amount equal to two percent (2%) per annum. (b) The Borrowers shall pay to each Issuing Lender, in addition to all Letter of Credit Fees otherwise provided for hereunder, such fronting fees and other fees and charges in

69 connection with the issuance, negotiation, settlement, amendment, renewal, extension, administration and processing of each Letter of Credit issued by such Issuing Lender as are customarily imposed by such Issuing Lender from time to time in connection with letter of credit transactions. (c) Participation fees and fronting fees, if any, accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Second Third Amendment Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Lender pursuant to this Section 2.10 shall be payable within 10 days after demand. All participation fees and fronting fees, if any, shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Section 2.11 Certain Fees. The Borrowers shall pay to the Agent and its Affiliates, as applicable, for their own accounts, the fees set forth in the Fee Letter as and when payment of such fees is due as set forth therein. Section 2.12 Unused Commitment Fee. The Borrowers agree to pay to the Agent for account of each Lender a commitment fee (the “Commitment Fee”), which shall accrue at the Commitment Fee Rate on the daily unused amount of the Commitment of such Lender during the period from and including the Effective Date to but excluding the date such Commitment terminates; provided that Swingline Loans shall be excluded for the purposes of this calculation. Accrued commitment fees shall be payable in arrears on each Quarterly Date and on the date the Commitments terminate, commencing on the first such date to occur after the Effective Date; provided that any commitment fees accruing after the date on which the Commitments terminate shall be payable on demand. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The Agent shall pay the Commitment Fee to the Lenders based upon their pro rata share of the aggregate Commitment Fee due to all Lenders on the date payment is due. Section 2.13 Interest on Loans. (a) Subject to Section 2.13(d), each Base Rate Loan shall bear interest at a rate per annum that shall be equal to the then Alternate Base Rate, plus the Applicable Rate for Base Rate Loans. (b) Subject to Section 2.13(d), each Eurocurrency Loan shall bear interest at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBO Rate for such Interest Period, plus the Applicable Rate for Eurocurrency Loans. (c) [Reserved]

70 (d) Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, interest shall accrue on all outstanding Loans (including Swingline Loans) (after as well as before judgment, as and to the extent permitted by law) at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2.00% plus the rate (including the Applicable Rate for Loans) otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2.00% plus the rate applicable to Base Rate Loans as provided in paragraph (a) of this Section, and such interest shall be payable on demand. (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans and Swingline Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand; (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of a Base Rate Loan prior to the Maturity Date applicable to such Loan), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment; and (iii) in the event of any conversion of any Eurocurrency Borrowing prior to the end of the Interest Period therefor, accrued interest on such Eurocurrency Borrowing shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error. Section 2.14 Nature of Fees. All fees shall be paid on the dates due, in Dollars and immediately available funds, to the Agent, for the respective accounts of the Agent, the Issuing Lenders, and the Lenders, as provided herein. Once paid, all fees shall be fully earned and shall not be refundable under any circumstances. Section 2.15 [Reserved]. Section 2.16 Alternate Rate of Interest. (a) If (a) Subject to clauses (c), (d), (e), (f), (g) and (h) of this Section 2.16, if prior to the commencement of any Interest Period for a Eurocurrency Borrowing: (i) the Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, by means of an Interpolated Rate or because the LIBO Screen Rate is not available or published on a current basis) for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

71 (ii) the Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Agent shall give notice thereof to the Borrowers Parent Borrower and the Lenders through Electronic System as provided in Section 10.01 as promptly as practicable thereafter and, until the Agent notifies the Parent Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (A) any notice from the Parent Borrower to the Agent in accordance with Section 2.17 that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and any such Eurocurrency Borrowing shall be repaid or converted into a Borrowing of Base Rate Loans on the last day of the then current Interest Period applicable thereto, and (B) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as a Borrowing of Base Rate Loans. (b) If any Lender determines that any requirement of law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Eurocurrency Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, dollars in the London interbank market, then, on notice thereof by such Lender to the Borrowers Parent Borrower through the Agent, any obligations of such Lender to make, maintain, fund or continue Eurocurrency Loans or to convert Borrowings of Base Rate Loans to Eurocurrency Borrowings will be suspended until such Lender notifies the Agent and the Borrowers Parent Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers will upon demand from such Lender (with a copy to the Agent), either prepay or convert all Euroccurency Borrowings of such Lender to Borrowings of Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans. Upon any such prepayment or conversion, the Borrowers will also pay accrued interest on the amount so prepaid or converted. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Agent and the Borrowers may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Agent has posted such proposed amendment to all Lenders and the Borrower, (and any Hedging Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.16), if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then- current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) or (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with

72 clause (3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR- Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Agent written notice that such Required Lenders accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.Benchmark Replacement from Lenders comprising the Required Lenders. (d) Notwithstanding anything to the contrary herein or in any other Loan Document and subject to the proviso below in this paragraph, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that, this clause (d) shall not be effective unless the Agent has delivered to the Lenders and the Parent Borrower a Term SOFR Notice. For the avoidance of doubt, the Agent shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in its sole discretion. (e) (d)In connection with the implementation of a Benchmark Replacement, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (f) (e)The Agent will promptly notify the Borrowers Parent Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) , (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (g) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or , if applicable, any Lender (or group of Lenders ) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party heretoto this Agreement or

73 any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.16. (g) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBO Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (h) (f)Upon the Parent Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any notice from the Parent Borrower to the Agent in accordance with Section 2.17 that requests the conversion of any Borrowing to, or continuation of any Borrowing as, the Borrowers may revoke any request for a Eurocurrency Borrowing shall be ineffective and any such Eurocurrency Borrowing shall be repaid or converted into a Borrowing of Base Rate Loans on the last day of the then current Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as a Borrowing of Base Rate Loansof, conversion to or continuation of Eurocurrency Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Section 2.17 Conversion and Continuation of Loans. The Parent Borrower on behalf of the Borrowers shall have the right at any time, (a) on three (3) Business Days’ prior irrevocable notice to the Agent (which notice, to be effective, must be received by the Agent not later than 11:00 a.m., New York City time, on the third Business Day preceding the date of any conversion), (x) to convert any outstanding Borrowings of Base Rate Loans (but in no event Swingline Loans) to Borrowings of Eurocurrency Loans or (y) to continue an outstanding Borrowing of Eurocurrency Loans for an additional Interest Period, or (b) on same-day notice to the Agent (which notice, to be effective, must be received by the Agent not later than 11:00 a.m., New York City time, on the date of any conversion

74 which must be a Business Day), to convert any outstanding Borrowings of Eurocurrency Loans to a Borrowing of Base Rate Loans, subject to the following: (i) no Borrowing of Loans may be converted into, or continued as, Eurocurrency Loans at any time when an Event of Default has occurred and is continuing and the Agent or the Required Lenders have determined in its or their sole discretion not to permit such conversions, and any Eurocurrency Loans that cannot be continued as Eurocurrency Loans as a result shall, unless repaid, be converted to a Borrowing of Base Rate Loans at the end of the Interest Period therefor; (ii) if less than a full Borrowing of Loans is converted, such conversion shall be made pro rata among the Lenders, as applicable, in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such refinancing; (iii) the aggregate principal amount of Loans being converted into or continued as Eurocurrency Loans shall be in an integral of $1,000,000 and at least $5,000,000; (iv) the Interest Period with respect to a Borrowing of Eurocurrency Loans effected by a conversion or in respect to the Borrowing of Eurocurrency Loans being continued as Eurocurrency Loans shall commence on the date of conversion or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be; (v) a Borrowing of Eurocurrency Loans may be converted only on the last day of an Interest Period applicable thereto; (vi) each request for a conversion or continuation of a Borrowing of Eurocurrency Loans which fails to state an applicable Interest Period shall be deemed to be a request for an Interest Period of one month; and (vii) no more than fifteen (15) Borrowings of Eurocurrency Loans may be outstanding at any time. If the Parent Borrower does not give notice to convert any Borrowing of Base Rate Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as Eurocurrency Loans, in each case as provided above, such Borrowing shall automatically be converted to, or continued as, as applicable, a Borrowing of Base Rate Loans at the expiration of the then-current Interest Period. The Agent shall, after it receives notice from the Parent Borrower, promptly give each Lender notice of any conversion, in whole or part, of any Loan made by such Lender. Section 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) Payments by the Borrowers. The Borrowers shall make each payme nt required to be made by it hereunder or under any other Loan Document (whether of principal,

75 interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.22(b), Section 2.26 or Section 2.28, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at its offices at 10 South Dearborn Street, 22nd Floor, Chicago, Illinois, except payments to be made directly to an Issuing Lender or a Swingline Lender as expressly provided herein and except that payments pursuant to Section 2.22(b), Section 2.26, Section 2.28 and Section 10.04 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document (other than payments with respect to Eurocurrency Borrowings) shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, if any payment due with respect to Eurocurrency Borrowings shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event, the date of such payment shall be on the last Business Day of subject calendar month, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars. (b)Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay all fees then due, and all costs and expenses then due or reimbursable, to the Agent, in its capacity as such, under any Loan Document, (ii) second, to pay all principal and interest then due hereunder in respect of the Swingline Loans, ratably between the Swingline Lenders in accordance with the amounts of such principal and interest then due to the Swingline Lenders, (iii) third, to reimburse all unreimbursed LC Disbursements and to pay all letter of credit fronting fees, if any, then due hereunder, ratably between the Issuing Lenders entitled thereto in accordance with the amounts thereof then due to the Issuing Lenders, (iv) fourth, to pay all other interest and other fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of such interest and fees then due to such parties, (v) fifth, to pay all other principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of such principal then due to such parties, and (vi) sixth, to pay all other Obligations then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of such Obligations then due to such parties. (b) Application of Payments. All payments and any proceeds of Collateral received by Agent (i) not constituting either (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by the Parent Borrower), (B) a mandatory prepayment (which shall be applied in accordance with Section 2.21) or (C) amounts to be applied from the JPMorgan Concentration Account when full cash dominion is in effect (which shall be applied in accordance with Section 2.24) or (ii) after an Event of Default has occurred and is continuing and the Agent so elects or the Required Lenders so direct, shall be applied ratably: (i) first, to pay any fees, indemnities, or expense reimbursements then due to the

76 Agent and the Issuing Lenders from the Borrowers (other than in connection with Bank Product Obligations); (ii) second, to pay any fees, indemnities, or expense reimbursements then due to the Lenders from the Borrowers (other than in connection with Bank Product Obligations); (iii) third, to pay interest due in respect of any Permitted Overadvances; (iv) fourth, to pay the principal of any Permitted Overadvances, (v) fifth, to pay interest then due and payable on Credit Extensions (other than any Permitted Overadvances) ratably; (vi) sixth, to repay outstanding Swingline Loans; (vii) seventh, pro rata, to repay (x) other outstanding Loans, (y) all unreimbursed LC Disbursements to pay an amount to the Agent equal to one hundred three percent (103%) of the Letter of Credit Outstandings to be held as cash collateral for such Obligations and to pay all letter of credit fronting fees, if any, then due hereunder, ratably between the Issuing Lenders entitled thereto in accordance with the amounts thereof then due to the Issuing Lenders, and (z) outstanding obligations with respect to Specified Bank Products up to an aggregate amount not to exceed the Specified Bank Product Amount; provided that outstanding Base Rate Loans shall be repaid before outstanding Eurocurrency Loans are repaid; and further provided that payments to repay outstanding Eurocurrency Loans shall be accompanied by the payment of all “Breakage Costs” due in respect of such repayment pursuant to Section 2.22(b); and (viii) eighth, to pay all other Obligations (including, for the avoidance of doubt, outstanding obligations with respect to Specified Bank Products that were not otherwise repaid under the “seventh” step set forth above) that are then outstanding and then due and payable (it being understood that undrawn Letters of Credit shall not be required to be cash collateralized if no Event of Default has occurred and is continuing). (c) Pro Rata Treatment. Except to the extent otherwise provided herein (for the avoidance of doubt, as this Agreement is in effect from time to time), including Sections 2.20(f) and 2.31: (i) each payment of commitment fees under Section 2.12 and letter of credit fees under Section 2.10 shall be made for the account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.09 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments (or, in the case of any such payment of commitment fees at a time when the Commitments shall have terminated or expired, pro rata according to the amounts of their respective Credit Extensions); (ii) each Borrowing of Revolving Loans shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Revolving Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of any Borrowing of Revolving Loans shall be applied ratably to the Loans included in the repaid or prepaid Borrowing of Revolving Loans; (iv) each Swingline Borrowing shall be allocated pro rata between the Swingline Lenders according to the amounts of their respective Swingline Commitments; and (v) each payment or prepayment of any Swingline Borrowing shall be applied ratably to the Swingline Loans included in the repaid or prepaid Swingline Borrowing; and (vi) each payment or prepayment of any other Obligations shall be applied ratably to Bank Product Obligations included in the repaid or prepaid other Obligations. (d) Sharing of Payments by Lenders. If (i) any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender’s receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender

77 receiving such greater proportion shall (A) notify the Administrative Agent of such fact and (B) purchase (for cash at face value) participations in the Loans and participations in LC Disbursements and Swingline Loans of other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Loans and participations in LC Disbursements and Swingline Loans or (ii) any Swingline Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Swingline Loans resulting in such Swingline Lender receiving payment of a greater proportion of the aggregate amount of its Swingline Loans and accrued interest thereon than the proportion received by the other Swingline Lender, then the Swingline Lender receiving such greater proportion shall (A) notify the Administrative Agent and the other Swingline Lender of such fact and (B) purchase (for cash at face value) participations in the Swingline Loans of the other Swingline Lender to the extent necessary so that the amount of all such payments shall be shared by the Swingline Lenders ratably in accordance with the aggregate amounts of principal of and accrued interest on their Swingline Loans, provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement (for the avoidance of doubt, as this Agreement is in effect from time to time), including Sections 2.09(d) and 2.20(f), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements or Swingline Loans to any Eligible Assignee. Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Borrower in the amount of such participation. (e) Payments by the Borrowers; Presumptions by the Agent. Unless the Agent shall have received notice from the Parent Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or an Issuing Lender hereunder that the Borrowers will not make such payment, the Agent may assume that the Borrowers have made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Lender, as the case may be, the amount due. In such event, if the Borrowers have not in fact made such payment, then each of the Lenders or such Issuing Lender, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or such Issuing Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

78 (f) Certain Deductions by the Agent. If any Lender shall fail to make any payment required to be made by it hereunder to or for the account of the Agent, any Issuing Lender or any Swingline Lender, then the Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender’s obligations in respect of such payment until all such unsatisfied obligations have been discharged or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender pursuant to this Agreement (including pursuant to Sections 2.03(b), 2.05(b), 2.06(e), 2.06(f), 2.18(e) and 10.04(c)), in each case in such order as shall be determined by the Agent in its discretion. (g) Returned Payments. If any item deposited to the JPMorgan Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrowers shall indemnify the Agent, the Issuing Lenders and the Lenders against all claims and losses resulting from such dishonor or return. Without limiting the foregoing, the Agent may delay application of the items deposited in the JPMorgan Concentration Account to the Obligations until the Agent has received a reconciliation of Non-Borrower Credit Card Proceeds which may have been forwarded to the JPMorgan Concentration Account. Section 2.19 [Reserved] Section 2.20 Extension Offers. (a) The Borrowers may at any time and from time to time request that all or a portion of the Commitments of any Class, existing at the time of such request (each, an “Existing Commitment” and any related revolving credit loans under any such facility, “Existing Loans”; each Existing Commitment and related Existing Loans together being referred to as an “Existing Class”) be converted to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Loans related to such Existing Commitments (any such Existing Commitments which have been so extended, “Extended Commitments” and any related revolving credit loans, “Extended Loans”) and to provide for other terms consistent with this Section 2.20. Prior to entering into any Extension Amendment with respect to any Extended Commitments, the Parent Borrower shall provide a notice to the Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Commitments and which such request shall be offered equally to all Lenders) (an “Extension Request”) setting forth the proposed terms of the Extended Commitments to be established thereunder, which terms shall be substantially similar to those applicable to the Existing Commitments from which they are to be extended (the “Specified Existing Commitment Class”) except that (w) all or any of the final maturity dates of such Extended Commitments may be delayed to later dates than the final maturity dates of the Existing Commitments of the Specified Existing Commitment Class, (x)(i) the interest rates, interest margins, rate floors, upfront fees, funding discounts, original issue discounts and premiums with respect to the Extended Commitments may be different from those for the Existing Commitments of the Specified Existing Commitment Class and/or (ii) additional fees and/or premiums may be payable to the Lenders providing such Extended Commitments in addition to or in lieu of any of the items contemplated by the preceding clause (i), (y)(A) the undrawn revolving credit

79 commitment fee rate with respect to the Extended Commitments may be different from such rate for Existing Commitments of the Specified Existing Commitment Class and (B) the Extension Amendment may provide for other covenants and terms that apply to any period after the Latest Maturity Date in effect prior to the Extension Amendment; provided that, notwithstanding anything to the contrary in this Section 2.20 or otherwise, (1) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments (which shall be governed by clause (3) below)) of the Extended Loans under any Extended Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Loans of the Specified Existing Commitment Class (the mechanics for which may be implemented through the applicable Extension Amendment and may include technical changes related to the borrowing and replacement procedures of the Specified Existing Commitment Class), (2) assignments and participations of Extended Commitments and Extended Loans shall be governed by the assignment and participation provisions set forth in Section 10.06, (3) subject to the applicable limitations set forth in Section 2.09, permanent repayments of Extended Loans (and corresponding permanent reduction in the related Extended Commitments) shall be permitted as may be agreed between the Parent Borrower and the Lenders thereof and (4) the Extension Amendment may provide for any other amendments or modifications provided such other amendments or modifications are consented to by the requisite Lenders in accordance with Section 10.02 and Section 10.03, as applicable. No Lender shall have any obligation to agree to have any of its Loans or Commitments of any Existing Class converted into Extended Loans or Extended Commitments pursuant to any Extension Request. Any Extended Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Commitments of the Specified Existing Commitment Class and from any other Existing Commitments (together with any other Extended Commitments so established on such date). (b) The Parent Borrower shall provide the applicable Extension Request at least five (5) Business Days (or such shorter period as the Agent may determine in its reasonable discretion) prior to the date on which Lenders under the Existing Class are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Agent, in each case acting reasonably, to accomplish the purpose of this Section 2.20. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Commitments (or any earlier Extended Commitments) of an Existing Class subject to such Extension Request converted into Extended Commitments shall notify the Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Commitments (and/or any earlier Extended Commitments) which it has elected to convert into Extended Commitments (subject to any minimum denomination requirements imposed by the Agent); provided that any Lender that does not so advise the Parent Borrower shall be deemed to have rejected such Extension Request (any such Lender which shall have rejected or is deemed to have rejected such extension being a “Non- Extending Lender”). In the event that the aggregate amount of Commitments (and any earlier Extended Commitments) subject to Extension Elections exceeds the amount of Extended Commitments requested pursuant to the Extension Request, Commitments and (and any earlier Extended Commitments) subject to Extension Elections shall be converted to Extended Commitments on a pro rata basis based on the amount of Commitments (and any earlier Extended Commitments) included in each such Extension Election or as may be otherwise agreed to in the applicable Extension Amendment. Notwithstanding the conversion of any Existing Commitment into an Extended Commitment, such Extended Commitment shall be treated identically to all Existing Commitments of the Specified Existing Commitment Class for purposes of the

80 obligations of a Lender in respect of Swingline Loans under Section 2.05 and Letters of Credit under Section 2.06, except that the applicable Extension Amendment may provide that the Swingline Maturity Date and/or the last day for issuing Letters of Credit may be extended and the related obligations to make Swingline Loans and issue Letters of Credit may be continued (pursuant to mechanics to be specified in the applicable Extension Amendment) so long as the applicable Swingline Lender and/or the applicable Issuing Lender, as applicable, have consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension). (c) Extended Commitments shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which, notwithstanding anything to the contrary set forth in Section 10.02 and Section 10.03, as applicable, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Commitments established thereby) executed by the Borrowers, the Agent and the Extending Lenders. It is understood and agreed that each Lender hereunder has consented, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this Section 2.20 and the arrangements described above in connection therewith. No Extension Amendment shall provide for any tranche of Extended Commitments in an aggregate principal amount that is less than $200,000,000. Notwithstanding anything to the contrary in this Section 2.20(c) and without limiting the generality or applicability of Section 10.02 and Section 10.03, as applicable, to any Section 2.20 Additional Amendments (as defined below), any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “Section 2.20 Additional Amendment”) to this Agreement and the other Loan Documents; provided that such Section 2.20 Additional Amendments are within the requirements of Section 2.20(a) and do not become effective prior to the time that such Section 2.20 Additional Amendments have been consented to (including, without limitation, pursuant to consents applicable to holders of any Extended Loans provided for in any Extension Amendment) by such of the Lenders, Borrowers and other parties (if any) as may be required in order for such Section 2.20 Additional Amendments to become effective in accordance with Section 10.02 and Section 10.03, as applicable. (d) Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Class of Existing Commitments is converted to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (an “Extension Date”), in the case of the Existing Commitments of each Extending Lender under any Specified Existing Commitment Class, the aggregate principal amount of such Existing Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Commitments so converted by such Lender on such date, and such Extended Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Commitment Class and from any other Existing Commitments (together with any other Extended Commitments so established on such date) and (B) if, on any Extension Date, any Existing Loans of any Extending Lender are outstanding under the Specified Existing Commitment Class, such Existing Loans (and any related participations) shall be deemed to be allocated as Extended Loans (and related participations) in the same proportion as such Extending Lender’s Specified Existing Commitments to Extended Commitments. Promptly following each Extension Date, the Borrowers, at the request of any Extending Lender, will deliver to such Lender a new or

81 replacement Note or Notes, conforming to the requirements of Section 2.08(a) but modified to reflect the changes to such Lender’s Existing Commitment or Extended Commitment, as applicable. Upon receipt of any replacement Note or Notes hereunder the relevant Lender shall cancel and return to the Borrowers each replaced Note held by such Lender. (e) No exchange of Loans or Commitments pursuant to any Extension Amendment in accordance with this Section 2.20 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. (f) Notwithstanding anything to the contrary contained in this Agreement, (i) with respect to any Non-Extending Lender, the Maturity Date for such Lender shall remain unchanged (and the Commitment of such Lender shall terminate, the Loans made by such Lender to the Borrowers hereunder shall mature and be payable by the Borrowers, and all other amounts owing to such Non-Extending Lender hereunder shall be payable, on such date), and on such date the Borrowers shall also make such other prepayments of Loans as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, the Non- Extending Lenders pursuant to this sentence, the Credit Extensions will not exceed the Commitments and (ii) the “Maturity Date” (without taking into consideration any extension pursuant to this Section 2.20), as such terms are used in reference to any Issuing Lender or any Letters of Credit issued by such Issuing Lender or any Swingline Lender or any Swingline Loan made by such Swingline Lender, may not be extended without the prior written consent of such Issuing Lender and such Swingline Lender, as applicable (it being understood and agreed that, in the event any Issuing Lender or Swingline Lender shall not have consented to any such extension, (i) such Issuing Lender or Swingline Lender, as applicable, shall continue to have all the rights and obligations of an Issuing Lender or a Swingline Lender, as applicable, hereunder through the Maturity Date for such Issuing Lender or Swingline Lender, and thereafter shall have no obligation to make any Swingline Loans or to issue, amend, extend or renew any Letter of Credit (but shall, in each case, continue to be entitled to the benefits of Sections 2.05, 2.06, 2.13, 2.26, 2.28, 10.04 and 10.11, as applicable as to Letters of Credit or Swingline Loans issued or made prior to such time), and (ii) the Borrowers shall cause the Letter of Credit Outstandings attributable to Letters of Credit issued by such Issuing Lender and the Swingline Exposure attributable to Swingline Loans made by such Swingline Lender to be zero no later than the day on which such Letter of Credit Outstandings or Swingline Exposure, as applicable, would have been required to have been reduced to zero in accordance with the terms hereof without giving effect to any effectiveness of the extension of the applicable Maturity Date pursuant to this Section). Section 2.21 Mandatory Prepayment; Cash Collateral. The outstanding Obligations shall be subject to mandatory prepayment as follows: (a) If at any time the amount of the Credit Extensions exceeds the lower of (i) the then amount of the Total Commitment, and (ii) the then amount of the Borrowing Base, the Borrowers will immediately upon notice from the Agent (A) prepay the Loans in an amount necessary to eliminate such excess, and (B) if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash into the Cash Collateral Account in an amount equal to the difference between (1) 103% of the Letters of Credit

82 Outstanding, and (2) the lower of (x) the amount of the then Total Commitment, and (y) the then amount of the Borrowing Base. (b) To the extent required pursuant to Section 2.24(c)(ii), the Revolving Loans shall be repaid daily in accordance with the provisions of said Section 2.24(c)(ii). (c) If, as of the close of business on any day on which (i) the Parent Borrower delivers a Borrowing Base Certificate to the Agent pursuant to Section 6.01(e) or (ii) a Revolving Loan is made or a Letter of Credit is issued, amended, renewed or extended, the Consolidated Cash Balance after giving pro forma effect to (x) the Borrowing Base calculated by such Borrowing Base Certificate but prior to giving effect to any payment required to be made by the Borrowers pursuant to Section 2.21(a) above and (y) such Credit Extension after giving effect to the use of proceeds thereof, in each case, as applicable, would exceed the Consolidated Cash Balance Threshold, then the Borrowers shall within five (5) Business Days after such date prepay the Revolving Loans in an amount equal to the amount of Excess Cash as of such date of payment after giving effect to any payment required to be made by the Borrowers pursuant to Section 2.21(a) above, if any, and any use of proceeds from such Credit Extension to be made contemporaneously therewith. (c) [Reserved]. (d) Subject to the foregoing, outstanding Base Rate Loans shall be prepaid before outstanding Eurocurrency Loans are prepaid. Each partial prepayment of Eurocurrency Loans shall be in an integral multiple of $1,000,000. If any prepayment of Eurocurrency Loans is made other than on the last day of an Interest Period applicable thereto, the Borrowers shall reimburse the Lenders for all “Breakage Costs” (as defined in Section 2.22 below) associated therewith. In order to avoid such Breakage Costs, as long as no Event of Default has occurred and is continuing, at the request of the Parent Borrower, the Agent shall hold all amounts required to be applied to Eurocurrency Loans in the Cash Collateral Account and will apply such funds to the applicable Eurocurrency Loans at the end of the then pending Interest Period therefor (provided that the foregoing shall in no way limit or restrict the Agent’s rights upon the subsequent occurrence of an Event of Default). No partial prepayment of a Borrowing of Eurocurrency Loans pursuant to this Section 2.21 shall result in the aggregate principal amount of the Eurocurrency Loans remaining outstanding pursuant to such Borrowing being less than $10,000,000 (unless all such outstanding Eurocurrency Loans are being prepaid in full). Any prepayment of the Revolving Loans shall not permanently reduce the Commitments. (e) All amounts required to be applied to all Loans hereunder (other than Swingline Loans) shall be applied ratably in accordance with each Lender’s Commitment Percentage. (f) Upon the Termination Date applicable to a Class of Commitments, the Commitments of such Class shall be terminated in full and the Borrowers shall pay, in full and in cash, all outstanding Loans of such Class. Section 2.22 Optional Prepayment of Loans; Reimbursement of Lenders.

83 (a) The Borrowers shall have the right at any time and from time to time to prepay outstanding Loans in whole or in part, (x) with respect to Eurocurrency Loans, upon at least two (2) Business Days’ prior written, telex or facsimile (or other electronic transmission) notice to the Agent prior to 11:00 a.m., New York City time, and (y) with respect to Base Rate Loans, on the same Business Day if written, telex or facsimile (or other electronic transmission) notice is received by the Agent prior to 1:00 p.m., New York City time, subject to the following limitations: (i) Subject to Section 2.18, all prepayments shall be paid to the Agent for application, first, to the prepayment of outstanding Swingline Loans, and second, to the prepayment of other outstanding Loans ratably in accordance with each Lender’s Commitment Percentage. (ii) Subject to the foregoing, outstanding Base Rate Loans shall be prepaid before outstanding Eurocurrency Loans are prepaid. Each partial prepayment of Eurocurrency Loans shall be in an integral multiple of $1,000,000. If any prepayment of Eurocurrency Loans is made other than on the last day of an Interest Period applicable thereto, the Borrowers shall reimburse the Lenders for all “Breakage Costs” (as defined below) associated therewith. No partial prepayment of a Borrowing of Eurocurrency Loans pursuant to this Section 2.22 shall result in the aggregate principal amount of the Eurocurrency Loans remaining outstanding pursuant to such Borrowing being less than $10,000,000 (unless all such outstanding Eurocurrency Loans are being prepaid in full). (iii) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of Eurocurrency Loans, the Borrowing or Borrowings pursuant to which such Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrowers to prepay such Loan by the amount and on the date stated therein. The Agent shall, promptly after receiving notice from the Borrowers hereunder, notify each Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment. (b) The Borrowers shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i) resulting from any prepayment (for any reason whatsoever, including, without limitation, conversion to Base Rate Loans or acceleration by virtue of, and after, the occurrence of an Event of Default) of any Eurocurrency Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii) in the event that after the Parent Borrower delivers a notice of borrowing under Section 2.03 in respect of Eurocurrency Loans, such Loans are not borrowed on the first day of the Interest Period specified in such notice of borrowing for any reason. Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A) the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBO Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x) in the case of a payment or refinancing of a Eurocurrency Loan other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y) in the case of such failure to borrow, of the Interest Period for such Eurocurrency Loan which would have commenced on the date of such failure to borrow, over (B) the amount of interest which would have accrued to such

84 Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, “Breakage Costs”). Any Lender demanding reimbursement for such loss shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined, such certificates to be substantially in the form of Exhibit E hereto. (c) In the event the Borrowers fail to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.22(a), the Borrowers on demand by any Lender shall pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any actual loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrowers from time to time one or more certificates setting forth the amount of such loss as determined by such Lender and setting forth in reasonable detail the manner in which such amount was determined, such certificates to be substantially in the form of Exhibit E hereto. (d) Whenever any partial prepayment of Loans of a particular Class are to be applied to Eurocurrency Loans of such Class, such Eurocurrency Loans shall be prepaid in the chronological order of their Interest Payment Dates. Notwithstanding the foregoing (and as provided in clause (1) of the proviso to Section 2.20(a)), the Borrowers may not optionally prepay Extended Loans of any Extension Series unless such prepayment is accompanied by a pro rata repayment of Existing Loans of the Specified Existing Commitment Class of the Existing Class from which such Extended Loans and Extended Commitments were converted (or such Loans and Commitments of the Existing Class have otherwise been repaid and terminated in full). Section 2.23 Maintenance of Loan Account; Statements of Account. (a) The Agent shall maintain an account on its books in the name of the Borrowers (the “Loan Account”) which will reflect (i) all Loans made by the Lenders to the Borrowers or for the Borrowers’ account, (ii) all LC Disbursements, fees and interest that have become payable as set forth herein, and (iii) any and all other monetary Obligations that have become payable. (b) The Loan Account will be credited with all amounts received by the Agent from the Borrowers, including all amounts received in the JPMorgan Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Section 2.18(b). After the end of each month, the Agent shall send to the Borrowers a statement accounting for the charges, loans, advances and other transactions occurring among and between the Agent, the Lenders and the Borrowers during that month. The monthly statements shall, absent manifest error, be an account stated, which is final, conclusive and binding on the Borrowers. Section 2.24 Cash Receipts.

85 (a) Annexed hereto as Schedule 2.24(a) is a list of all DDAs as of the Second Amendment Effective Date, which Schedule includes, with respect to each Depository and DDA, as applicable, (i) the name and address of that Depository; (ii) the account number(s) maintained with such Depository; (iii) to the extent known, a contact person at such Depository and (iv) indicating whether both a duly completed and executed DDA Notification and a Blocked Account Agreement satisfying the requirements of Section 2.24(c) have been delivered to the Agent prior to the Second Amendment Effective Date for such DDA, and if so completed and delivered, identifying such DDA Notification and such Blocked Account Agreement for such DDA (each such DDA, an “Existing Blocked Account”). (b) Annexed hereto as Schedule 2.24(b) is a list (i) describing all arrangements to which any Borrower is a party as of the Second Amendment Effective Date with respect to the payment to any Borrower of the proceeds of all credit card charges for sales by any Borrower and (ii) indicating whether a duly completed and executed Credit Card Notification satisfying the requirements of Section 2.24(c) has been delivered to the Agent prior to the Second Amendment Effective Date for such arrangement, and if so completed and delivered, identifying such Credit Card Notification (each such Credit Card Notification, an “Existing Credit Card Notification”). (c) (i) (x) Within ninety (90) days (as such date may be extended by the Agent in its sole discretion) after the Second Amendment Effective Date, (A) the Borrowers shall deliver to the Agent notifications executed on behalf of the Borrowers to each Depository with which any DDA is maintained by the Borrowers (other than an Existing Blocked Account) in form satisfactory to the Agent, of the Agent’s interest in such DDA (each, a “DDA Notification”), and (B) the Borrowers shall either (1) enter into agency agreements with the Depositories maintaining the deposit accounts or other accounts identified on Schedule 2.24(a) that maintain a DDA (other than an Existing Blocked Account) (collectively, the “New Blocked Accounts”, and collectively with the Existing Blocked Accounts, the “Blocked Accounts”), which agreements (the “Blocked Account Agreements”) shall be in form and substance reasonably satisfactory to the Agent, or (2) if the Borrowers are unable to enter into Blocked Account Agreements in form reasonably satisfactory to the Agent with any of the Depositories identified on Schedule 2.24(a), the Borrowers shall (I) provide the Agent with evidence, reasonably satisfactory to the Agent, that the Borrowers have closed the deposit accounts maintained with such banks, (II) establish new deposit accounts or other accounts (the “Replacement Deposit Accounts”) with a different Depository (the “Replacement Institution”), (III) enter into a Blocked Account Agreement in form and substance reasonably satisfactory to the Agent with each Replacement Institution and the Agent with respect to the Replacement Deposit Accounts, and (IV) in connection with the foregoing, provide the Agent with an amended Schedule 2.24(a) reflecting the removal of the closed deposit accounts and the addition of the Replacement Deposit Accounts, and (y) within ninety (90) days (as such date may be extended by the Agent in its sole discretion) after the Second Amendment Effective Date, the Borrowers shall deliver to the Agent notifications (the “Credit Card Notifications”) executed on behalf of the Subsidiary Borrowers to each of their major credit card processors that has not delivered an Existing Credit Card Notification instructing such credit card processors to remit proceeds of all credit card charges to a Blocked Account with JPMorgan that is reasonably acceptable to the Parent Borrower and the Agent (the “Parent Borrower Blocked Account”), which Parent Borrower Blocked Account is subject to the Parent Borrower Blocked Account Agreement.

86 (ii) The DDA Notifications shall require, after the occurrence and during the continuance of an a Specified Event of Default or Cash Control Event, the sweep on each Business Day of all available cash receipts and other proceeds from the sale of Inventory, including, without limitation, the proceeds of all credit card charges (all such cash receipts and proceeds, “Cash Receipts”), to a concentration account maintained by the Agent at JPMorgan and designated by the Agent for such purpose (the “JPMorgan Concentration Account”). The Blocked Account Agreements (including, without limitation, the Blocked Account Agreement with respect to the Parent Borrower Blocked Account) shall require, after the occurrence and during the continuance of an a Specified Event of Default or Cash Control Event, the sweep on each Business Day of all cash and other amounts, including, without limitation, all Cash Receipts, held in such Blocked Account to the JPMorgan Concentration Account. (d) The Borrowers shall cause all Cash Receipts from the sale of each Subsidiary Borrower’s Inventory to be directly deposited into a Blocked Account subject to a Blocked Account Agreement. (e) The Borrowers may close DDAs or Blocked Accounts and/or open new DDAs or Blocked Accounts, subject to the execution and delivery to the Agent of appropriate DDA Notifications or Blocked Account Agreements consistent with the provisions of this Section 2.24 and Section 6.13(d). Within thirty (30) days (or such longer period as the Agent may reasonably agree) of any Borrower entering into any agreement with credit card processors, such Borrower must execute and deliver a Credit Card Notification to the Agent. (f) The JPMorgan Concentration Account is, and shall remain, under the sole dominion and control of the Agent. Each Borrower acknowledges and agrees that (i) such Borrower has no right of withdrawal from the JPMorgan Concentration Account, (ii) the funds on deposit in the JPMorgan Concentration Account shall continue to be collateral security for all of the Obligations and (iii) the funds on deposit in the JPMorgan Concentration Account shall be applied as provided in Section 2.18(b). (g) So long as (i) no Specified Event of Default has occurred and is continuing, and (ii) no Cash Control Event has occurred and is continuing, the Borrowers may direct, and shall have sole control over, the manner of disposition of its funds in the DDA Accounts and Blocked Accounts. After the occurrence and during the continuation of an a Specified Event of Default or Cash Control Event, the Borrowers shall cause the ACH or wire transfer to a Blocked Account or to the JPMorgan Concentration Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account, unless the Commitments have been terminated hereunder and the Obligations have been Paid in Full) of the then contents of each DDA, each such transfer to be net of any minimum balance, not to exceed $10,000, as may be required to be maintained in the subject DDA by the bank at which such DDA is maintained, and, in connection with each such transfer, the Borrowers shall also provide the Agent with an accounting of the contents of each DDA which shall identify, to the satisfaction of the Agent, the Other Store Proceeds. Upon the receipt of (x) the contents of each such DDA, and (y) such accounting, the Agent agrees to promptly remit to the Borrowers the Other Store Proceeds received by the Agent for such day.

87 Further, whether or not any Obligations are then outstanding, after the occurrence and during the continuation of an a Specified Event of Default or Cash Control Event, the Borrowers shall cause the ACH or wire transfer to the JPMorgan Concentration Account, no less frequently than daily, of the then entire ledger balance of each Blocked Account (including, without limitation, the Parent Borrower Blocked Account), net of such minimum balance, not to exceed $10,000, as may be required to be maintained in the subject Blocked Account by the bank at which such Blocked Account is maintained. In addition to the foregoing, unless and until the Borrowers have established procedures with their credit card processors to deposit the Non-Borrower Credit Card Proceeds to an account, other than the Parent Borrower Blocked Account, which is not subject to the Lien of the Agent, the Borrowers shall, in connection with the transfer of the ledger balance of the Parent Borrower Blocked Account, net of the permitted balance, provide the Agent with an accounting of the contents of the Parent Borrower Blocked Account, which shall identify, to the satisfaction of the Agent, the Non-Borrower Credit Card Proceeds. Upon the receipt of (x) the contents of the Parent Borrower Blocked Account, and (y) such accounting, the Agent agrees to promptly remit to the Borrowers the Non-Borrower Credit Card Proceeds received by the Agent for such day. In the event that, notwithstanding the provisions of this Section 2.24, after the occurrence of an a Specified Event of Default or Cash Control Event, the Borrowers receive or otherwise have dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by the Borrowers for the Agent and shall not be commingled with any of the Borrowers’ other funds or deposited in any account of any Borrower other than as instructed by the Agent. Effective upon notice to the Parent Borrower from the Agent, after the occurrence and during the continuation of a Cash Control Event or an a Specified Event of Default (including, without limitation, the failure of the Borrowers to comply with the provisions of this Section 2.24(g)) (which notice may be given by telephone if promptly confirmed in writing), (i) the Agent may, at any time thereafter, deliver the DDA Notifications and the Credit Card Notifications to the addressees thereof, and (ii) the DDA Accounts, Blocked Accounts and the JPMorgan Concentration Account will, without any further action on the part of any Borrower or the Agent convert into a closed account under the exclusive dominion and control of the Agent in which funds are held subject to the rights of the Agent hereunder. In such event, all amounts in the JPMorgan Concentration Account (other than Non-Borrower Credit Card Proceeds and Other Store Proceeds) from time to time may be applied to the Obligations in such order and manner as provided in Section 2.18(b) hereof. Section 2.25 [Reserved]. Section 2.26 Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit or similar requirement (including any compulsory loan requirement or insurance charge) against assets of, deposits with or for the account of, or credit extended by, any Lender or

88 any holding company of any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or any Issuing Lender; or (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Other Taxes and (C) Excluded Taxes) of any kind whatsoever with respect to its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or any Issuing Lender or the London interbank market any other condition, cost or expense affecting this Agreement or Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender, an Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or such other Recipient hereunder (whether of principal, interest or otherwise) other than Taxes which shall be governed by Section 2.28 hereof, then the Borrowers will pay to such Lender, such Issuing Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, such Issuing Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender or any Issuing Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Lender’s capital or on the capital of such Lender’s or such Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of, or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Lender, to a level below that which such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Lender’s policies and the policies of such Lender’s or such Issuing Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrowers will pay to such Lender or such Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Lender or such Lender’s or such Issuing Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender or an Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or such Issuing Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and setting forth in reasonable detail the manner in which such amount or amounts were determined shall be delivered to the Parent Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Lender, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or the Issuing

89 Lender’s right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or the Issuing Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Parent Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the Issuing Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.27 Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x) any Change in Law shall make it unlawful for a Lender or its applicable lending office to make or maintain a Eurocurrency Loan or to give effect to its obligations as contemplated hereby with respect to a Eurocurrency Loan or (y) at any time any Lender determines that the making or continuance of any of its Eurocurrency Loans has become impracticable as a result of a contingency occurring after the Second Third Amendment Effective Date which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Parent Borrower, such Lender may (i) declare that Eurocurrency Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrowers for a Eurocurrency Borrowing shall, as to such Lender only, be deemed a request for a Base Rate Loan unless such declaration shall be subsequently withdrawn; and (ii) require that all outstanding Eurocurrency Loans made by it be converted to Base Rate Loans, in which event all such Eurocurrency Loans shall be automatically converted to Base Rate Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurocurrency Loans that would have been made by such Lender or the converted Eurocurrency Loans of such Lender shall instead be applied to repay the Base Rate Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurocurrency Loans. (b) For purposes of this Section 2.27, a notice to the Borrowers by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurocurrency Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrowers. Section 2.28 Withholding of Taxes; Gross-Up. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by any Borrower shall be increased as necessary so that after such deduction or withholding has been made (including

90 such deductions and withholdings applicable to additional sums payable under this Section 2.28) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Borrowers. The Borrowers shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for, Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Borrower to a Governmental Authority pursuant to this Section 2.28, such Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (d) Indemnification by the Borrowers. The Borrowers shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(e) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to setoff and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to such Lender from any other source against any amount due to the Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Parent Borrower and the Agent, at the time or times reasonably requested by the Parent Borrower or the Agent, such properly completed and executed documentation reasonably requested by the Parent Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender,

91 if reasonably requested by the Parent Borrower or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Parent Borrower or the Agent as will enable the Borrowers or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.28(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that any Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Parent Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Agent), an executed copy of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed copy of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of a Borrower within the meaning

92 of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed copy of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the beneficial owner, an executed copy of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Parent Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Parent Borrower or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrowers or the Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Parent Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Parent Borrower or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Parent Borrower or the Agent as may be necessary for the Borrowers and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Parent Borrower and the Agent in writing of its legal inability to do so.

93 (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document (including the Payment in Full of the Obligations). (i) Defined Terms. For purposes of this Section 2.28, the term “Lender” includes any Issuing Lender and the term “applicable law” includes FATCA. Section 2.29 [Reserved]. Section 2.30 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Direct Lending Office. If any Lender requests compensation under Section 2.26, or requires the Borrowers to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.26 or Section 2.28, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrowers hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment and delegation; provided, however, that the Borrowers shall not be liable for such costs and expenses of a Lender requesting compensation if (i) such Lender becomes a party to this Agreement on a date after the Second

94 Third Amendment Effective Date and (ii) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.26, or if the Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.28, or if any Lender becomes a Defaulting Lender, or if any Lender has become a Non-Extending Lender, or if any Lender has become a Minority Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payment pursuant to Section 2.26 or Section 2.28) and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) except in the case of an assignment to another Lender, the Borrowers shall have received the prior written consent of the Agent, the Issuing Lenders and the Swingline Lender, which consent shall not unreasonably be withheld, (ii) the Borrowers shall have paid to the Agent the assignment fee specified in Section 10.06, (iii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans that have been funded by such Lender, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.22(b)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts), (iv) in the case of any such assignment and delegation resulting from a claim for compensation under Section 2.26 or payments required to be made pursuant to Section 2.28, such assignment and delegation will result in a reduction in such compensation or payments thereafter, (v) in the case of any assignment and delegation resulting from any Lender becoming a Non-Extending Lender, upon the effectiveness of such assignment and delegation, such assignee shall be deemed to have consented to the extension of the Maturity Date requested in the relevant Extension Request (and, if such assignment and delegation shall become effective after the effective date of the relevant Extension Amendment, the Maturity Date with respect to such assignee (insofar as relating to the interests, rights and obligations under this Agreement and the related Loan Documents so assigneed and delegated) shall automatically extend to the date specified in the relevant Extension Request), and (vi) such assignment does not conflict with applicable law. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment and delegation required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Parent Borrower, the Agent and the assignee and that the Lender required to make such assignment and delegation need not be a party thereto. Section 2.31 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender. (a) fees shall cease to accrue on the Unused Commitment of such Defaulting Lender pursuant to Section 2.12;

95 (b) such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 10.02(b)) and the Commitment and Credit Extensions of such Defaulting Lender shall not be included in determining whether the Required Lenders or the Required Supermajority Lenders have taken or may take any action hereunder; (c) if any Swingline Exposure or Letter of Credit Outstandings exists at the time a Lender becomes a Defaulting Lender then: (i) all or any part of the Swingline Exposure or Letter of Credit Outstandings of such Defaulting Lender shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Commitment Percentages but only to the extent the sum of all Non-Defaulting Lenders’ Credit Extensions plus such Defaulting Lender’s pro rata share of the Swingline Exposure and Letters of Credit Outstandings does not exceed the total of all Non-Defaulting Lenders’ Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Agent (x) first, prepay such Swingline Exposure and (y) second, cash collateralize, for the benefit of the Issuing Lenders, the Borrowers’ obligations corresponding to such Defaulting Lender’s Letter of Credit Oustandings (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.06(m) for so long as such Letter of Credit Outstandings is outstanding; (iii) if the Borrowers cash collateralize any portion of such Defaulting Lender’s Letter of Credit Outstandings pursuant to clause (ii) above, the Borrowers shall not be required to pay any fees to such Defaulting Lender pursuant to Section 2.10(a) with respect to such Defaulting Lender’s Letter of Credit Outstandings during the period such Defaulting Lender’s Letter of Credit Outstandings is cash collateralized; (iv) if the Letter of Credit Outstandings of the Non-Defaulting Lenders is reallocated pursuant to clause (i) above, then the fees payable to the Lenders pursuant to Section 2.12 and Section 2.10(a) shall be adjusted in accordance with such Non- Defaulting Lenders’ Commitment Percentages; and (v) if all or any portion of such Defaulting Lender’s Letter of Credit Outstandings is neither reallocated nor cash collateralized pursuant to clause (i) or (ii) above, then, without prejudice to any rights or remedies of the Issuing Lenders or any Lender hereunder, all letter of credit fees payable under Section 2.10(a) with respect to such Defaulting Lender’s Letter of Credit Outstandings shall be payable to the Issuing Lenders until such Letter of Credit Outstandings is reallocated and/or cash collateralized; and (d) so long as such Lender is a Defaulting Lender, the Swingline Lenders shall not be required to fund any Swingline Loan and the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be

96 provided by the Borrowers in accordance with Section 2.31(c), and participating interests in any such newly made Swingline Loan or newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 2.31(c)(i) (and such Defaulting Lender shall not participate therein). If (i) a Bankruptcy Event or a Bail-In Action with respect to the a Lender Parent of any Lender shall occur following the date hereof and for so long as such event shall continue or (ii) any Issuing Lender or any Swingline Lender has a good faith belief that any Lender has defaulted in fulfilling its obligations under one or more other agreements in which such Lender commits to extend credit, the Issuing Lenders shall not be required to issue, amend or increase any Letter of Credit and the Swingline Lenders shall not be required to fund any Swingline Loan, unless the Issuing Lenders or the Swingline Lenders, as the case may be, shall have entered into arrangements with the Borrowers or such Lender, satisfactory to the Issuing Lenders or the Swingline Lenders, as the case may be, to defease any risk in respect of such Lender hereunder. In the event that each of the Agent, the Borrowers, the Issuing Lenders and the Swingline Lenders agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swingline Exposure and Letter of Credit Outstandings of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on the date of such readjustment such Lender shall purchase at par such of the Loans of the other Lenders (other than Swingline Loans) as the Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Commitment Percentage. Section 2.32 Hedging Agreements and other Bank Products. Each Lender (other than JPMorgan) or Affiliate thereof providing Bank Products for, or having Hedging Agreements with, any Borrower or any Subsidiary or Affiliate of a Borrower shall deliver to the Agent, promptly after entering into such Bank Product or Hedging Agreement, written notice setting forth the aggregate amount of all Bank Product Obligations of such Borrower or Subsidiary or Affiliate thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent) and the Specified Bank Product Amount agreed to between the Lender (or its Affiliate) and the Parent Borrower, as applicable. In addition, each such Lender (other than JPMorgan) or Affiliate thereof shall deliver to the Agent, from time to time after a significant change therein or upon a request therefor, a summary of the amounts due or to become due in respect of such Bank Product Obligations and the Specified Bank Product Amount agreed to between the Lender (or its Affiliate) and the Parent Borrower, as applicable. The most recent information provided to the Agent shall be used in determining the amounts to be applied in respect of such Bank Product Obligations pursuant to Section 2.18(b). For the avoidance of doubt, neither JPMorgan nor any of its Affiliates providing Bank Products for, or having Hedging Agreements with, any Borrower or any Subsidiary or Affiliate of a Borrower shall be required to provide any notice described in this Section 2.32 in respect of such Bank Products or Hedging Agreements. ARTICLE III LOAN GUARANTY Section 3.01 Guaranty. The Loan Guarantors hereby jointly and severally, as a primary obligor and not merely as a surety, guarantee to each Lender, each other holder of a Guaranteed

97 Obligation (as hereinafter defined) and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to the Borrowers and all fees, indemnification payments and other amounts whatsoever, whether direct or indirect, absolute or contingent, now or hereafter from time to time owing to the Lenders or the Agent by a Borrower under this Agreement and by any Borrower (other than, with respect to any Loan Guarantor, any Excluded Hedging Obligations of such Loan Guarantor) under any of the other Loan Documents, in each case strictly in accordance with the terms thereof and including all interest, fees and expenses accrued or incurred subsequent to the commencement of any bankruptcy or insolvency proceeding with respect to a Borrower, whether or not such interest, fees or expenses are allowed as a claim in such proceeding (such obligations being herein collectively called the “Guaranteed Obligations”). The Loan Guarantors hereby further jointly and severally agree that if a Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Loan Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations. Section 3.02 Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Agent, the Issuing Lender or any Lender to sue any Borrower, any Loan Guarantor, any other guarantor of, or any other Person obligated for, all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations. Section 3.03 No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than Payment in Full of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Agent, the Issuing Lender, any Lender or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity,

98 illegality or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Agent, the Issuing Lender or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of any Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Agent, the Issuing Lender or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than Payment in Full of the Guaranteed Obligations). Section 3.04 Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of any Borrower, any Loan Guarantor or any other Obligated Party, other than Payment in Full of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been Paid in Full. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. Section 3.05 Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has against any Obligated Party or any collateral, until the Borrowers and the Loan Guarantors have fully performed all their obligations to the Agent, the Issuing Lender and the Lenders.

99 Section 3.06 Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Agent, the Issuing Lender and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Agent. Section 3.07 Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrowers’ financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Agent, the Issuing Lender or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. Section 3.08 Taxes. Each payment of the Guaranteed Obligations will be made by each Loan Guarantor without withholding for any Taxes, unless such withholding is required by law. If any Loan Guarantor determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Loan Guarantor may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by such Loan Guarantor shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section), the Agent, Lender or Issuing Lender (as the case may be) receives the amount it would have received had no such withholding been made. Section 3.09 Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, Uniform Voidable Transactions Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. Section 3.10 Contribution. (a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same

100 proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Payment in Full of the Guaranteed Obligations and the termination of this Agreement, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 3.10 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 3.10 is intended to or shall impair the obligations of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 3.10 shall be exercisable upon the Payment in Full of the Guaranteed Obligations and the termination of this Agreement. Section 3.11 Liability Cumulative. The liability of each Borrower as a Loan Guarantor under this Article III is in addition to and shall be cumulative with all liabilities of each Borrower to the Agent, the Issuing Lender and the Lenders under this Agreement and the other Loan Documents to which such Borrower is a party or in respect of any obligations or liabilities of the other Borrowers, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. Section 3.12 Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Borrower to honor all of its obligations under this Guarantee in respect of a Hedging Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 3.12 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 3.12 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 3.12 shall remain in full force and effect until the termination of all Hedging Obligations. Each Qualified ECP Guarantor intends

101 that this Section 3.12 constitute, and this Section 3.12 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Borrower for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. Section 3.13 Release of Guarantees. A Loan Guarantor (other than the Parent Borrower) will automatically be released from its obligations under this Article III upon the consummation of any transaction permitted by this Agreement as a result of which neither the Parent Borrower nor any of its Subsidiaries owns any Equity Interest in such Loan Guarantor or such Loan Guarantor otherwise becomes an Excluded Subsidiary; provided that, if so required by this Agreement, the Required Lenders shall have consented to such transactions and the terms of such consent shall not have provided otherwise. In connection with any release pursuant to this Section, the Agent shall execute and deliver to any Loan Guarantor, at such Loan Guarantor’s expense, all documents that such Loan Guarantor shall reasonably request to evidence such release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Agent. ARTICLE IV REPRESENTATIONS AND WARRANTIES Each Borrower, for itself and on behalf of such Borrower’s Subsidiaries represents and warrants to the Agent and the Lenders that: Section 4.01 Organization; Powers. Each Borrower is, and each of its Subsidiaries is, duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization, and each such Person has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required. Section 4.02 Authorization; Enforceability. The Transactions are within each Borrower’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, stockholder action. This Agreement has been duly executed and delivered by each Borrower that is a party hereto and constitutes, and each other Loan Document to which any Borrower is a party, when executed and delivered by such Borrower will constitute, a legal, valid and binding obligation of such Borrower (as the case may be), enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 4.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) for such as have been obtained or made and are in full force and effect, (ii) for those which would not be reasonably be expected to have a Material Adverse Effect, and (iii) for filings and recordings necessary to perfect Liens created pursuant to the Loan

102 Documents, (b) will not violate any applicable law or regulation or the charter, by laws or other organizational documents of any Borrower or any order of any Governmental Authority, except for such violation which would not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Borrower or any of its Subsidiaries or their respective assets, except for such violation or default (other than under the Bonds as to which no violation or default may exist) which would not reasonably be expected to have a Material Adverse Effect, or give rise to a right thereunder to require any payment to be made by any Borrower or any of its Subsidiaries under any Material Indebtedness, and (d) will not result in the creation or imposition of, or the requirement to create, any Lien on any asset of any Borrower or any of its Subsidiaries, except Liens permitted hereunder. Section 4.04 Financial Condition. The Parent Borrower has heretofore furnished to the Agent (for furnishing to the Lenders) its consolidated balance sheet and statements of income, stockholders’ equity, and cash flows (a) as of and for the fiscal years ended February 2, 2019 and February 1, 2020, in each case reported on by KPMG LLP, independent public accountants, and (b) as of and for each fiscal quarter ended subsequent to the date of the latest financial statements delivered pursuant to clause (a) of this Section, certified by a Financial Officer of the Parent Borrower. Such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Parent Borrower and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP. No event, change or condition has occurred, either individually or in the aggregate, that has had, or would reasonably be expected to have, a Material Adverse Effect, since February 1, 20202021. Section 4.05 Properties. (a) Each Borrower, and each of its Subsidiaries, has good title to, or valid leasehold interests in, all its real and personal property material to its business, except to the extent the failure to have such would not reasonably be expected to have a Material Adverse Effect. (b) Each Borrower, and each of its Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual property material to its business, and the use thereof by such Person does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (c) Schedule 4.05(c)(i) sets forth the address (including county) of all Real Estate that is owned by the Borrowers and each of their respective Subsidiaries as of the Second Amendment Effective Date, together with a list of the holders of any mortgage or other Lien thereon. Schedule 4.05(c)(ii) sets forth the address (including county) of all Real Estate that is leased by the Borrowers and each of their respective Subsidiaries as of the Second Amendment Effective Date, together with a list of the landlord and the holders of any mortgage or other Lien thereon. Section 4.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Borrower, threatened against

103 or affecting any Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than those set forth on Schedule 4.06) or (ii) that purport to question the validity, legality or enforceability of any Loan Document or the Transactions. (b) Except for the matters set forth on Schedule 4.06, and except as would not reasonably be expected to have a Material Adverse Effect, no Borrower and no Subsidiary of any Borrower (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability. (c) Since the Second Amendment Effective Date, there has been no change in the status of the matters set forth on Schedule 4.06 that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect. Section 4.07 Compliance with Laws and Agreements. Each Borrower, and each of its Subsidiaries, is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures (including, without limitation, the Bonds), material agreements (including, without limitation, any agreements relating to the securitization of the Parent Borrower’s private label credit cards and any agreements relating to Material Indebtedness) and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default or Event of Default has occurred and is continuing. Section 4.08 Investment Company Status. Neither the Parent Borrower nor any of its Subsidiaries is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. Section 4.09 Taxes. Each Borrower, and each of its Subsidiaries, has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings, for which such Person has set aside on its books adequate reserves, and as to which no Lien has arisen, or (b) to the extent that the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Section 4.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. Section 4.11 Disclosure. The Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Borrower or any of its Subsidiaries, is subject, and all other matters known to any of them, that, individually or in the aggregate, in each case, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of any Borrower or any of its Subsidiaries to the Agent or any Lender in connection with the negotiation of this

104 Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. As of the Second Amendment Effective Date, to the best knowledge of any Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Second Amendment Effective Date to any Lender in connection with this Agreement is true and correct in all respects. Section 4.12 Subsidiaries. Schedule 4.12 sets forth the name of, and the ownership interest of each Borrower in each Subsidiary as of the Second Amendment Effective Date. As of the Second Amendment Effective Date, except as set forth on Schedule 4.12, the Subsidiary Borrowers are not and each of their respective Subsidiaries is not party to any joint venture, general or limited partnership, or limited liability company, agreements or any other business ventures or entities. Section 4.13 Insurance. Schedule 4.13 sets forth a description of all insurance which covers the Collateral maintained by or on behalf of the Borrowers and their respective Subsidiaries as of the Second Amendment Effective Date. As of the Second Amendment Effective Date, all premiums in respect of such insurance that are due and payable have been paid. Section 4.14 Security Documents. The Security Documents create in favor of the Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral, and the Security Documents constitute, or will upon the filing of financing statements and the obtaining of “control”, in each case with respect to the relevant Collateral as required under the applicable UCC, the creation of a fully perfected first priority Lien on, and security interest in, all right, title and interest of the applicable Borrowers thereunder in such Collateral, in each case prior and superior in right to any other Person, except as permitted hereunder or under any other Loan Document. Section 4.15 Federal Reserve Regulations. (a) Neither the Borrowers nor any of their respective Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock. (b) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to buy or carry Margin Stock in violation of, or in a manner that is inconsistent with, the provisions of applicable law and the regulations of the Board, including Regulation U or X, (ii) to extend credit to others for the purpose of buying or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (iii) for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation U or X. Section 4.16 Solvency. The Parent Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 4.17 Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly, as set forth in Section 6.11.

105 Section 4.18 Anti-Corruption Laws and Sanctions. Each Borrower has implemented and maintains in effect policies reasonably designed to ensure compliance in all material respects by such Borrower, its Subsidiaries and their respective directors, officers and employees with Anti- Corruption Laws and applicable Sanctions, and such Borrower, its Subsidiaries and their respective officers and directors and, to the knowledge of such Borrower, its employees, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects and are not knowingly engaged in any activity that would reasonably be expected to result in any Borrower being designated as a Sanctioned Person. None of any Borrower, any Subsidiary or any of their respective directors, officers or, to the knowledge of any such Borrower or Subsidiary, employees, is a Sanctioned Person. No Borrowing or Letter of Credit, or use of proceeds thereof, will be used to violate Anti-Corruption Laws or applicable Sanctions. Section 4.19 Affected Financial Institutions. Neither the Borrowers nor any of their respective Subsidiaries is an Affected Financial Institution. Section 4.20 Plan Assets; Prohibited Transactions. No Borrower or any of its Subsidiaries is an entity deemed to hold “plan assets” (within the meaning of the Plan Asset Regulations), and based on the assumption that Lenders are in compliance with Section 9.09(a)(i) through Section 9.09(a)(iii) of this Agreement, neither the execution, delivery nor performance of the transactions contemplated under this Agreement, including the making of any Loan and the issuance of any Letter of Credit hereunder, will give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code. ARTICLE V CONDITIONS Section 5.01 Second Amendment Effective Date. The effectiveness of the Second Amendment and the obligations of the Lenders to make Loans and of the Issuing Lenders to issue Letters of Credit hereunder is subject to satisfaction (or waiver by the Required Lenders) of the following conditions precedent: (a) The Agent (or its counsel) shall have received from the Borrowers and the Required Lenders either (i) a counterpart of the Second Amendment and all other Loan Documents signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy or other electronic transmission of a signed signature page of the Second Amendment) that such party has signed a counterpart of the Second Amendment and all other Loan Documents. (b) The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders on the Second Amendment Effective Date and dated the Second Amendment Effective Date) of Simpson Thacher & Bartlett LLP, counsel for the Borrowers, and such other opinions of counsel as the Agent may reasonably request, and covering such matters relating to the Borrowers, the Loan Documents or the Transactions as is customary for transactions of this type. The Borrowers hereby request such counsel to deliver such opinion. (c) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of

106 each Borrower, the authorization of the transactions contemplated by the Loan Documents and any other legal matters relating to the Borrowers, the Loan Documents or the transactions contemplated thereby, all in form and substance reasonably satisfactory to the Agent and their counsel. (d) The Agent shall have received a Borrowing Base Certificate dated the Second Amendment Effective Date, relating to the month ended on March 31, 2020, calculating the Deemed Borrowing Base on such date with customary supporting schedules and documentation. (e) The Agent shall have received a certificate, reasonably satisfactory in form and substance to the Agent, with respect to the solvency of the Parent Borrower and its Subsidiaries on a consolidated basis, as of the Second Amendment Effective Date. (f) All necessary consents and approvals to the transactions contemplated hereby shall have been obtained and shall be reasonably satisfactory to the Agent. (g) No event, change or condition, either individually or in the aggregate, that has had, or could reasonably be expected to have, a Material Adverse Effect, since February 1, 2020. (h) The Agent shall have received and be reasonably satisfied with (i) the audited financial statements of the Parent Borrower and its Subsidiaries for the fiscal year ended February 2, 2019 and February 1, 2020; (ii) satisfactory unaudited interim consolidated financial statements of the Parent Borrower for each fiscal quarter ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph (h) and (iii) the Parent Borrower’s most recent projected income statement, balance sheet and cash flows prepared on a monthly basis through January 29, 2021. (i) There is no pending litigation or other proceeding, the result of which would reasonably be expected to have a Material Adverse Effect. (j) The consummation of the Transactions contemplated hereby shall not conflict with, or result in a default or event of default under, any material agreement of any Borrower, including, without limitation, under the Bonds or under any agreement relating to Material Indebtedness (and the Agent and the Lenders shall receive a satisfactory opinion of Borrowers’ counsel to that effect). (k) The Agent shall have received results of searches or other evidence reasonably satisfactory to the Agent (in each case dated as of a date reasonably satisfactory to the Agent) indicating the absence of Liens on the Borrowers’ Inventory and proceeds thereof, including without limitation, receivables from credit card processors, except for Liens for which termination statements and releases reasonably satisfactory to the Agent are being tendered concurrently with such extension of credit. (l) Other than as set forth in Section 2.24(c), the Agent shall have received all documents and instruments, including UCC financing statements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create or perfect the first priority Liens

107 intended to be created under the Loan Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Agent. (m) All fees due on the Second Amendment Effective Date and all reasonable and documented out-of-pocket expenses incurred by the Agent and the Second Amendment Arrangers in connection with the Second Amendment (including the reasonable fees and expenses of counsel to the Agent and the Second Amendment Arrangers) for which invoices have been presented not later than three (3) Business Days prior to the Second Amendment Effective Date, shall have been paid in full. (n) [reserved]. (o) [reserved]. (p) The Agent shall have received a certificate of the Parent Borrower stating that the representations and warranties made by the Borrowers to the Agent and the Lenders in the Loan Documents are true and correct in all material respects (except any representations and warranties qualified by materiality shall be true and correct in all respects) as of the date of such certificate, and that no event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be an Event of Default. (q) There shall be no Default or Event of Default that has occurred and is continuing on the Second Amendment Effective Date. (r) The Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Agent and otherwise in compliance with the terms of Section 6.07 hereof and Section 4.15 of the Security Agreement. (s) (i) The Agent shall have received, at least three (3) days prior to the Second Amendment Effective Date, all documentation and other information regarding the Borrowers requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent requested in writing of the Borrowers at least seven (7) days prior to the Second Amendment Effective Date, and (ii) to the extent any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) days prior to the Second Amendment Effective Date, any Lender that has requested, in a written notice to the Borrowers at least seven (7) days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to each Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to the Second Amendment, the condition set forth in this clause (ii) shall be deemed to be satisfied). Without limiting the generality of the provisions of Section 9.02(c), for purposes of determining compliance with the conditions specified in this Section 5.01, each Lender that has signed the Second Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 5.01 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 5.01 by and on behalf of the

108 Borrowers shall be in form and substance reasonably satisfactory to the Agent and its counsel. The Agent shall notify the Borrowers and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding. Section 5.02 Conditions Precedent to Each Loan and Each Letter of Credit. In addition to those conditions described in Section 5.01, the obligation of the Lenders to make each Revolving Loan (other than any conversion or continuation of any Revolving Loan) and of the Issuing Lenders to issue, amend, renew or extend any Letter of Credit, is subject to the following conditions precedent: (a) Notice. The Agent shall have received a notice with respect to such Borrowing or issuance, amendment, renewal or extension, as the case may be, as required by Article II, certifying (a) as to the use of proceeds of such Borrowing on the date of such Borrowing if the Consolidated Cash Balance after giving pro forma effect to such Borrowing and the use of proceeds thereof would exceed the Consolidated Cash Balance Threshold, and (a) that at the time of and after giving effect to such Borrowing (and the use of proceeds thereof) on or around such date, but in any event not to exceed five (5) Business Days after such date (as certified by a Responsible Officer of the Parent Borrower to the extent required under the foregoing clause (i)) or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, the Consolidated Cash Balance shall not exceed the Consolidated Cash Balance Threshold. (b) Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (except any representations and warranties qualified by materiality shall be true and correct in all respects) on and as of the date of each Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date. (c) No Default. On the date of each such Borrowing and the issuance of each Letter of Credit, and after giving effect to such Borrowing or issuance, amendment, renewal or extension of such Letter of Credit, no Default or Event of Default shall have occurred and be continuing. The request by the Borrowers for, and the acceptance by the Borrowers of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrowers that the conditions specified in this Section 5.02 have been satisfied at that time and that after giving effect to such extension of credit the aggregate of all Credit Extensions shall not exceed the amounts set forth in Section 2.01(a) hereof. The conditions set forth in this Section 5.02 are for the sole benefit of the Agent and each Lender and may be waived by the Agent in whole or in part without prejudice to the Agent or any Lender. Notwithstanding the failure to satisfy the conditions precedent set forth in this Section 5.02, unless otherwise directed by the Required Lenders, the Administrative Agent may, but shall have no obligation to, continue to make Loans and an Issuing Lender may, but shall have no obligation to, issue, amend, renew or extend, or cause to be issued, amended, renewed or extended, any Letter of Credit for the ratable account and risk of Lenders from time to time if the Agent believes that making such Loans or issuing, amending, renewing or extending, or causing

109 the issuance, amendment, renewal or extension of, any such Letter of Credit is in the best interests of the Lenders. ARTICLE VI AFFIRMATIVE COVENANTS Until all of the Obligations have been Paid in Full, each Borrower covenants and agrees with the Agent and the Lenders that: Section 6.01 Financial Statements and Other Information. The Borrowers will furnish to the Agent: (a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Parent Borrower, the audited consolidated balance sheet and related statements of earnings, shareholders’ equity and cash flows of the Parent Borrower and its Subsidiaries (together with an unaudited reconciliation, reflecting total assets, Inventory, capital expenditures and cash for the Parent Borrower and its Subsidiaries, on the one hand, and the Specified Subsidiaries, on the other hand) as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or another independent registered public accounting firm of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Parent Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP; (b) as soon as available and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of the Parent Borrower, the consolidated balance sheet and related statements of earnings, shareholders’ equity and cash flows of the Parent Borrower and its Subsidiaries (together with an unaudited reconciliation, reflecting total assets, Inventory, capital expenditures and cash for the Parent Borrower and its Subsidiaries, on the one hand, and the Specified Subsidiaries, on the other hand) as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balanc e sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Parent Borrower as presenting fairly, in all material respects, the financial condition and results of operations and cash flows of the Parent Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of certain footnotes; (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate executed by a Financial Officer of the Parent Borrower (i) certifying as to whether, to the best knowledge of such Financial Officer (following due inquiry), a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 7.08 (if a Trigger Period is in effect) and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the Parent

110 Borrower’s audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate; (d) within forty-five (45) days after the commencement of each fiscal year of the Parent Borrower, a detailed consolidated budget by quarter for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year) and, promptly when available, any significant revisions of such budget; (e) within five (5) days after the end of each month, a certificate in the form of Exhibit D or any other form reasonably acceptable to the Agent (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business on the last day of the immediately preceding month and supporting information reasonably requested by the Agent in connection therewith (including, in respect of any Borrowing Base Certificate delivered for a month which is also the end of any fiscal quarter of the Parent Borrower, a calculation of Average Quarterly Availability for such quarter then ended and an indication of what the Applicable Rate is as a result of such Average Quarterly Availability), each such Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrowers by a Financial Officer of the Parent Borrower; provided, that, at any time an Activation Period exists, a Borrowing Base Certificate (showing the Borrowing Base as of the close of business on the last day of the immediately preceding week) shall be furnished weekly on Wednesday of each week; (f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Parent Borrower with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of the Securities and Exchange Commission, or with any national securities exchange, as the case may be; (g) promptly upon receipt thereof, copies of all reports submitted to the Parent Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of the Parent Borrower and its Subsidiaries made by such accountants, including any management letter commenting on the Borrowers’ internal controls submitted by such accountants to management in connection with their annual audit; (h)promptly (but in any event within two (2) Business Days) after delivering any Borrowing Base Certificate pursuant to Section 6.01(e), the Parent Borrower shall notify the Administrative Agent of the Consolidated Cash Balance as the close of business on the date such Borrowing Base Certificate was delivered and whether the Borrowers are required to make a payment pursuant to Section 2.21(c); and (h) [Reserved]; and (i) promptly following any request therefor, (i) such other information regarding the operations, changes in ownership of Equity Interests, business affairs and financial condition of any Borrower or any Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Agent or any Lender may reasonably request, and (ii) information

111 and documentation reasonably requested by the Agent or any Lender for purposes of compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation. The Parent Borrower’s obligations under clauses (a) and (b) of this Section shall in any event be deemed sufficiently performed if the financial statements referred to therein are delivered by the time required under the applicable clause in such form and content as permitted under the Exchange Act. Documents required to be delivered pursuant to clauses (a) and (b) of this Section (to the extent any such documents are included in materials otherwise filed and publicly available with the Securities and Exchange Commission) shall be deemed to have been delivered on the date on which the Parent Borrower posts such documents on www.sec.gov, or provides a link thereto on the Parent Borrower’s website. All documents and notices required by this Section shall be deemed sufficiently delivered when posted by the Agent on the Approved Electronic Platform to which each Lender and the Agent have been granted access. The Parent Borrower represents and warrants that it files its financial statements with the SEC and, accordingly, the Parent Borrower hereby (i) authorizes the Agent to make the financial statements to be provided under Section 6.01(a) or (b), along with the Loan Documents, available to all Lenders and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities. The Parent Borrower will not request that any other material be posted to all Lenders without expressly representing and warranting to the Agent in writing that such materials do not constitute material non-public information or that the Parent Borrower has no outstanding publicly traded securities. In no event shall the Administrative Agent post compliance certificates or budgets to public side lenders. Section 6.02 Notices of Material Events. The Borrowers will furnish to the Agent (to furnish promptly to each Issuing Lender and each Lender) prompt written notice of the following: (a) the occurrence of any Default or Event of Default; (b) the filing or commencement of any action, suit or proceeding Proceeding by or before any arbitrator or Governmental Authority against or affecting any Borrower or any Subsidiary or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, results in, or could reasonably be expected to result in, a Material Adverse Effect; (d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect; (e) the discharge by any Borrower of their present independent accountants or any withdrawal or resignation by such independent accountants; and (f) any change in the information provided in the Beneficial Ownership Certification delivered to such Lender that would result in a change to the list of beneficial owners identified in such certification.

112 Each notice delivered under this Section (i) shall be in writing, (ii) shall contain a heading or a reference line that reads “Notice under Section 6.02 of that certain Five-Year Credit Agreement dated as of May 13, 2015, by and among Dillard’s, Inc., a Delaware corporation, the other Borrowers from time to time party thereto, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., a national banking association, as Administrative Agent and Collateral Agent, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time” and (iii) shall be accompanied by a statement of a Financial Officer or other Responsible Officer of the Parent Borrower setting forth the details of the event or development requiring such notice and, if applicable, any action taken or proposed to be taken with respect thereto. Section 6.03 Information Regarding Collateral. (a) The Parent Borrower will furnish to the Agent prompt written notice of any change in (i) any Borrower’s corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) the location of any Borrower’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) any Borrower’s identity or corporate structure or (iv) any Borrower’s jurisdiction of organization, Federal Taxpayer Identification Number or state organizational number. The Parent Borrower also agrees promptly to notify the Agent if any material portion of the Collateral is damaged or destroyed. (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 6.01, the Parent Borrower shall deliver to the Agent a certificate of a Financial Officer of the Parent Borrower setting forth the information required pursuant to Section 3 and Section 6 of the Perfection Certificate or confirming that there has been no change in such information since the Second Amendment Effective Date or the date of the most recent Perfection Certificate delivered pursuant to this Section. Section 6.04 Existence; Conduct of Business. Each Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to comply with its respective charter, certificate of incorporation, articles of organization, and/or other organizational documents, as applicable; and by laws and/or other instruments which deal with corporate governance, and to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business except, in each case, as otherwise permitted by Section 7.03 or except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect. Section 6.05 Payment of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) no Lien that is prohibited by Section 7.02 secures such obligation, and (d) the failure to make payment

113 pending such contest would not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Agent under Section 2.02(a). Section 6.06 Maintenance of Properties. Each Borrower will, and will cause each of its Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted and with the exception of asset dispositions permitted hereunder. Section 6.07 Insurance. (a) Each Borrower will, and will cause each of its Subsidiaries to, (i) maintain insurance with financially sound and reputable insurers reasonably acceptable to the Agent (or, to the extent consistent with prudent business practice, a program of self-insurance approved by the Agent, such approval not to be unreasonably withheld, provided that, solely with respect to hurricane insurance, the Agent hereby approves a self-insurance program covering any store or other inventory location that is in a tier 1 county) on such of its property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it (including the insurance required pursuant to the Security Documents); (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Agent, upon written request, full information as to the insurance carried. (b) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a provision to the effect that none of the Borrowers, the Agent, or any other party shall be a coinsurer, (ii) naming the Agent as lender loss payee and additional insured, and (iii) such other provisions as the Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide that it shall not be canceled, modified or not renewed (A) by reason of nonpayment of premium except upon not less than 30 days’ prior written notice thereof by the insurer to the Agent (giving the Agent the right to cure defaults in the payment of premiums) or (B) for any other reason except upon not less than 30 days’ prior written notice thereof by the insurer to the Agent. The Borrowers shall deliver to the Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Agent) together with evidence satisfactory to the Agent of payment of the premium therefor. The Agent may retain and apply insurance proceeds which are paid to reimburse the Borrowers for any loss to the Collateral in accordance with this Agreement, but only after a Cash Control Event or an a Specified Event of Default has occurred and is continuing; all other insurance proceeds and all insurance proceeds received when no Cash Control Event or Specified Event of Default has occurred and is continuing may be retained by the Borrowers and the Agent shall endorse any instruments on which it is named as payee to the applicable Borrower; provided that, in each case, the Borrowers shall be required to make a mandatory prepayment pursuant to Section 2.21(a) to the extent such casualty or condemnation event results in a loss of Collateral that causes the Credit Extensions to exceed the lower of the (x) the then amount of the Total Commitment, and (y) the then amount of the Borrowing Base after giving effect to such casualty or condemnation event.

114 Section 6.08 Casualty and Condemnation. Each Borrower will furnish to the Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any material portion of the Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding. Section 6.09 Books and Records; Inspection and Audit Rights; Appraisals. (a) Each Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in such detail as is necessary to allow the delivery of the reports required by Section 6.01, in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities in accordance with and as required by GAAP in all material respects. Each Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Agent (on its own behalf or as requested by any Lender), upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. (b) Each Borrower will, and will cause each of the Subsidiaries to, from time to time upon the reasonable request of the Agent or the Required Lenders through the Agent, permit the Agent or other professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Agent to conduct appraisals, field examinations and other evaluations, including, without limitation, of (i) the Borrowers’ practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves, and pay the reasonable fees and expenses of the Agent or such professionals with respect to such evaluations and appraisals. Notwithstanding the foregoing, the Agent shall only undertake one inventory appraisal and one field examination at the Borrowers’ expense in each consecutive twelve month period as long as an Inspection Trigger Period is not continuing; if an Inspection Trigger Period has occurred and is continuing, the Agent may cause additional inventory appraisals and field exams to be undertaken as it in its discretion deems necessary or appropriate, or as may be required by applicable law; provided that any inventory appraisals or field exams commenced while an Inspection Trigger Period is continuing shall be at the expense of the Borrowers; provided, further, that two inventory appraisals shall be undertaken at the Borrowers’ expense in the first twelve-month period after the Second Amendment Effective Date. Section 6.10 Compliance with Laws. Each Borrower will, and will cause each of its Subsidiaries to, comply with all laws (including ERISA and Environmental Laws) and all rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Each Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. Section 6.11 Use of Proceeds and Letters of Credit. The proceeds of Loans made hereunder and Letters of Credit issued hereunder will be used only (a) to finance the acquisition of working capital assets of the Borrowers and their respective Subsidiaries, including the purchase

115 of Inventory in the ordinary course of business, (b) to finance Capital Expenditures of the Borrowers and their respective Subsidiaries, and (c) for general corporate purposes, including repurchases of the Bonds and other Indebtedness. No part of the proceeds of any Loan and no Letter of Credit will be used, whether directly or indirectly, for any purpose that entails a violation of the Bonds or of any of the regulations of the Board, including Regulations T, U and X. No Borrower will request any Borrowing or Letter of Credit, and no Borrower shall use, and each Borrower shall procure that its Subsidiaries and its and their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, except to the extent permitted for a Person required to comply with Sanctions, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 6.12 Accuracy of Information. The Borrowers will ensure that any information, including financial statements or other documents, furnished to the Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the Borrowers on the date thereof as to the matters specified in this Section; provided that, with respect to projected financial information, the Borrowers will only ensure that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. Section 6.13 Additional Borrowers; Further Assurances. (a) Upon the formation or acquisition of any Material Subsidiary of any Borrower (other than any Excluded Subsidiary), after the Second Amendment Effective Date, or if any Subsidiary becomes a Material Subsidiary after the Second Amendment Effective Date, (i) the Parent Borrower shall notify the Agent of such Material Subsidiary and provide the Agent with such documents and information related to the Material Subsidiary to satisfy the requirements under Section 10.19 and (ii) such Material Subsidiary shall execute and deliver a joinder to this Agreement and to the Security Agreement as, and shall become, a Borrower hereunder and a Grantor (as defined in the Security Agreement) thereunder within, in each case, thirty (30) days (as such date may be extended by the Agent in its sole discretion) after such Subsidiary becomes a Material Subsidiary. Further, within sixty (60) days (as such date may be extended by the Agent in its sole discretion) after such Person becomes a Material Subsidiary, such Person shall execute and deliver, or cause to be executed and delivered, such Blocked Account Agreements, DDA Notifications, and Credit Card Notifications as the Agent may reasonably request. Nothing contained in this Section 6.13 shall permit any Borrower to form or acquire any Subsidiary which is otherwise prohibited by this Agreement. (b) Each Borrower and its Subsidiaries (other than any Excluded Subsidiary) will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other

116 documents), that may be required under any applicable law, or which the Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Borrowers. The Borrowers also agree to provide to the Agent, from time to time upon request, evidence reasonably satisfactory to the Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents, and to the extent any real property is included in the Collateral, such other documents as the Agent may reasonably request on behalf of any Lender that is a regulated financial institution or any Affiliate of such a Lender (each, a “Regulated Lender Entity”), in each case, to the extent such other documents are required for compliance by such Regulated Lender Entity with applicable law with respect to flood insurance diligence, documentation and coverage under the Flood Disaster Protection Act of 1973, as amended. Prior to signing by any Borrower of any mortgage or deed of trust to secure the Obligations, the applicable Borrower and the Agent shall have provided each Regulated Lender Entity requesting the same a copy of the life of loan flood zone determination relative to the property to be subject to such mortgage or deed of trust delivered to the Agent and copies of the other documents required by any such Regulated Lender Entity as provided in the preceding sentence and shall have received confirmation from each Regulated Lender Entity that flood insurance due diligence and flood insurance compliance has been completed by such Regulated Lender Entity (such confirmation not to be unreasonably withheld, conditioned or delayed, and shall be delivered promptly upon such completion by the applicable Regulated Lender Entity). (c) The Borrowers shall cause each Subsidiary which is not a Subsidiary Borrower and which owns or controls any trademark, trade name, logo, any other General Intangibles, or any furniture, Fixtures, or Equipment located at any store location, to execute and deliver to the Agent a royalty free, non-exclusive license to use any such assets in connection with any exercise of the Agent’s rights under the Security Agreement, including without limitation, in connection with any sale or other disposition of Inventory. As used herein, the term “General Intangible”, “Fixtures” and “Equipment” shall each have the meaning provided in the Security Agreement. (d) Notwithstanding anything to the contrary contained herein, subject to Section 2.24(c), each Subsidiary Borrower shall, and the Parent Borrower shall cause each Subsidiary Borrower to, execute and deliver, or cause to be executed and delivered, such Blocked Account Agreements, DDA Notifications, and Credit Card Notifications as the Agent may reasonably request for any DDA that is not subject to a Blocked Account Agreement and any credit card processor that has not delivered a Credit Card Notification prior to the earlier of (i) Parent Borrower, Subsidiary Borrower or their Subsidiaries depositing any amounts into such DDA or using such credit card processor, and (ii) sixty (60) days (as such date may be extended by the Agent in its sole discretion) after (x) opening such DDA or entering into an agreement with such credit card processor, as applicable, or (y) any Subsidiary (other than any Excluded Subsidiary) becomes a Material Subsidiary, in each case as applicable. Section 6.14 Post-Closing Obligations. (a) On or prior to the date that is 90 days (as such date may be extended by the Agent in its sole discretion) after the day that 80% of the Borrowers’ then existing stores are re-

117 opened, the Agent shall have received (i) appraisals of the Collateral consisting of Inventory by a third party appraiser reasonably acceptable to the Agent and (ii) a field examination of the Borrowers’ books and records reasonably acceptable to the Agent. (b) On or prior to the date that is 30 days (as such date may be extended by the Agent in its sole discretion) after the Second Amendment Effecive Date, the Borrowers shall deliver insurance endorsements in form, scope and substance reasonably acceptable to the Agent evidencing that the Agent has been named as lender loss payee and additional insured, as applicable, under each applicable insurance policy and otherwise in compliance with the terms of the Loan Documents. (c) On or prior to the date that is 15 days (as such date may be extended by the Agent in its sole discretion) after the Second Amendment Effective Date, the Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders on the date such opinion is delivered) of Nevada, Missouri, Utah and Arizona counsel for the Borrowers, covering such matters relating to the Borrowers, the Loan Documents or the Transactions as is customary for transactions of this type. The Borrowers hereby request such counsel to deliver such opinion. (d) The Borrowers failure to comply with any requirement of this Section 6.14 on or before the date specified in this Section 6.14 shall constitute an immediate Event of Default. ARTICLE VII NEGATIVE COVENANTS Until all of the Obligations have been Paid in Full, each Borrower covenants and agrees with the Agent and the Lenders that: Section 7.01 Indebtedness and Other Obligations. The Subsidiary Borrowers will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except: (a) Indebtedness created under the Loan Documents; (a) the Obligations; (b) Indebtedness existing on the Second Amendment Effective Date and set forth in Schedule 7.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; (c) Indebtedness of any Subsidiary Borrower to any other Subsidiary Borrower; (d) Indebtedness of any Borrower to finance the acquisition or construction of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof (the “Fixed Capital Asset Debt”), and extensions, renewals and replacements of such Fixed Capital Asset Debt that do not increase the outstanding principal

118 amount thereof or result in an earlier maturity date or decreased weighted average life thereof, provided that the aggregate principal amount of the Fixed Capital Asset Debt shall not exceed $200,000,000 at any time outstanding; (e) Indebtedness incurred to finance, refinance or otherwise monetize the value of any Real Estate owned by any Borrower not otherwise permitted to be used as collateral for the Fixed Capital Asset Debt; provided that the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $500,000,000 750,000,000 at any time outstanding; (f) Indebtedness under Hedging Agreements with any Lender or its Affiliates; provided that no Hedging Agreement shall be entered into for speculative purposes; (g) Guarantees of Indebtedness incurred in connection with Permitted Joint Ventures, provided that at the time that such Guarantees are entered into, no Default or Event of Default then exists or would result from the making of such Guarantees; (h) Indebtedness of (A) a Person that becomes a Subsidiary of the Parent Borrower to the extent such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) a Subsidiary to the extent such Indebtedness is assumed in connection with an acquisition or investment made by such Subsidiary and is not created in contemplation of such acquisition or investment; provided, however, that such Indebtedness shall not be guaranteed by any other Subsidiary; and (i) other unsecured Indebtedness in an aggregate principal amount not exceeding $100,000,000 at any time outstanding. Notwithstanding anything to the contrary herein, (i) the Borrowers will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any additional Indebtedness after the Second Amendment Effective Date (other than Indebtedness incurred pursuant to clauses (a), (b), (c) and (f) above) until the Deemed Borrowing Base Termination Date has occurred and (ii) to the extent the Parent Borrower creates, incurs, assumes or permits to exist any Indebtedness to finance the acquisition or construction of any fixed or capital asset, including Capital Lease Obligations, or finance, refinance, or otherwise monetize the value of any Real Estate, in each case, on or after the Deemed Borrowing Base Termination Date, the Parent Borrower agrees to be bound by the caps on Indebtedness set forth in clauses (d) and (e) above. Section 7.02 Liens. The Borrowers will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except: (a) Permitted Encumbrances; (b) any Lien on any property or asset of any Borrower set forth in Schedule 7.02, provided that (A) such Lien shall not apply to any other property or asset of any Borrower and (B) such Lien shall secure only those obligations that it secures as of the Second Amendment

119 Effective Date, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (c) Liens on fixed or capital assets acquired by any Borrower, provided that (A) such Liens secure Indebtedness permitted by clause (d) of Section 7.01, (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring such fixed or capital assets and (D) such Liens shall not apply to any other property or assets of the Borrowers; (d) Liens to secure Indebtedness permitted by clause (e) of Section 7.01; provided that such Liens shall not apply to any property or assets of the Subsidiary Borrowers other than the Real Estate so financed, refinanced or otherwise monetized or which is the subject of a sale-leaseback transaction; (e) deposits or pledges, or cash collateral given to any financial institution that has issued a letter of credit, to secure payment of workers’ compensation, unemployment insurance, old age pensions or other social security or employee benefit obligations, daylight overdraft exposure or ACH obligations, or liabilities under or in respect of self-insurance programs, in each case in the ordinary course of business of the Parent Borrower and its Subsidiaries; (f) [Reserved]; (g) Liens securing Indebtedness and related obligations of any Subsidiary which became a Subsidiary after the Second Amendment Effective Date if such Indebtedness and Liens were outstanding prior to the time it became a Subsidiary and not incurred in contemplation of its becoming a Subsidiary, and Liens on the same property (or, if such Lien attaches to a type or class of property of any Person, on the same type or class of property of such Person) securing Indebtedness and related obligations incurred by the same obligor to extend, renew, refinance, refund or replace such Indebtedness or obligations so long as the outstanding principal thereof is not increased; and (h) Liens created under the pursuant to any Loan DocumentsDocument.Notwithstanding anything to the contrary herein, the Borrowers will not, and will not permit any of their respective Subsidiaries to, create, incur, assume or permit to exist any additional Lien after the Second Amendment Effective Date on any property or asset now owned or hereafter acquired by it, or assign or sell any additional income or revenues (including accounts receivable) or rights in respect of any thereof, in each case, until the Deemed Borrowing Base Termination Date has occurred, except as permitted by Sections 7.02(a), 7.02(b) and 7.02(h). Without limiting the provisions of this Section 7.02, neither the Parent Borrower nor its Subsidiaries shall create, incur, assume or permit to exist any Lien (other than Liens incurred pursuant to clause (a) and (b) of the definition of Permitted Encumbrances) on any Inventory now owned or hereafter acquired by it other than in favor of the Agent. Section 7.03 Fundamental Changes.

120 (a) The Borrowers and their respective Subsidiaries will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto, no Default shall have occurred and be continuing: (i) any Subsidiary may merge, consolidate with, or liquidate or dissolve into a Borrower in a transaction in which a Borrower is the surviving or continuing entity, provided, that, no Subsidiary Borrower shall be permitted to merge, consolidate with, liquidate or dissolve into the Parent Borrower unless at the time of such merger, consolidation, liquidation or dissolution into the Parent Borrower, (x) the Excess Availability Threshold is satisfied and (y) to the extent such Subsidiary Borrower owns any Inventory that was included in the most recently delivered Borrowing Base Certificate at such time, then (1) the Parent Borrower shall, concurrently with any such merger, consolidation, liquidation or dissolution, deliver a revised Borrowing Base Certificate reflecting the removal of such Inventory from the Borrowing Base and (2) the aggregate outstanding amount of the Credit Extension shall not exceed the lower of (A) the Total Commitment then in effect or (B) the then amount of the Borrowing Base after giving effect to such merger, liquidation or dissolution. (ii) the Parent Borrower may merge with or consolidate with any other Person (other than a Subsidiary Borrower) as long as the Parent Borrower is the surviving or continuing entity; (iii) any Subsidiary Borrower may merge, consolidate with, or liquidate or dissolve into any Subsidiary in a transaction in which a Subsidiary that is not a Borrower is the surviving or continuing entity, provided, that (x)(1) at the time of such merger, consolidation, liquidation or dissolution, the Excess Availability Threshold is satisfied and (2) to the extent such Subsidiary Borrower owns any Inventory that was included in the most recently delivered Borrowing Base Certificate at such time, then (A) the Parent Borrower shall, concurrently with any such merger, consolidation, liquidation or dissolution, deliver a revised Borrowing Base Certificate reflecting the removal of such Inventory from the Borrowing Base and (B) the aggregate outstanding amount of the Credit Extensions shall not exceed the lower of (A) the Total Commitment then in effect or (B) the then amount of the Borrowing Base after giving effect to such merger, liquidation or dissolution and (y) any such merger, consolidation, liquidation or dissolution involving a Person that is not a wholly owned Subsidiary immediately prior to such merger, consolidation, liquidation or dissolution shall not be permitted if such merger, consolidation, liquidation or dissolution would constitute an Investment prohibited by Section 7.10; (iv) any Subsidiary that is not a Borrower may merge, consolidate with, liquidate or dissolve into any other Subsidiary that is not a Borrower, provided that any such merger, consolidation, liquidation or dissolution involving a Person that is not a wholly owned Subsidiary immediately prior to such merger, consolidation, liquidation or dissolution shall not be permitted if such merger, consolidation, liquidation or dissolution would constitute an Investment prohibited by Section 7.10; and

121 (v) any Investment that is permitted by Section 7.10 and any Disposition that is permitted by Section 7.05 may be structured as a merger, consolidation, liquidation or dissolution. (b) The Borrowers and their respective Subsidiaries will not engage to any material extent in any business other than businesses of the type conducted by the Borrowers as of the Effective Date and businesses reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof. Section 7.04 Restrictive Agreements. The Parent Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (collectively, “Restrictions”) (i) the ability of any Borrower to create, incur or permit to exist a first priority Lien upon any of its Inventory securing its obligations hereunder, (ii) the ability of any Subsidiary to pay dividends or similar distributions with respect to any shares of its capital stock (or similar Equity Interests) or to make or repay loans or advances to an Borrower or (iii) the ability of any wholly-owned Subsidiary to Guarantee any of the Guaranteed Obligations; provided that: (a) the foregoing shall not apply to (A) Restrictions imposed by law, rule, regulation or order or by this Agreement or any other Loan Document, (B) Restrictions existing on the Second Amendment Effective Date identified on Schedule 7.04 (but shall apply to any amendment or modification expanding the scope of any such Restrictions), (C) Restrictions imposed by any agreement by which any Subsidiary is bound at the time such Subsidiary became a Subsidiary, so long as such agreement was in effect at the time of such acquisition and was not created in contemplation of such acquisition and such Restrictions only apply to such Subsidiary (but shall apply to any amendment or modification expanding the scope of any such Restriction), (D) customary Restrictions contained in agreements relating to the sale of a Subsidiary or assets pending such sale, provided that (1) such Restrictions apply only to the Subsidiary or assets to be sold and (2) such sale is permitted hereunder, (E) Restrictions on cash or other deposits under contracts entered into in the ordinary course of business, (F) in the case of any Subsidiary that is not a wholly-owned Subsidiary of the Parent Borrower, Restrictions imposed by its organizational documents or any related joint venture or similar agreement, provided that such Restrictions apply only to such Subsidiary and to any Equity Interests in such Subsidiary, and (G) Restrictions customarily contained in lease agreements or agreements not relating to Indebtedness, in each case, entered into by the Parent Borrower or any Subsidiary in the ordinary course of business; and (b) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof. Section 7.05 Asset Sales. (a) The Subsidiary Borrowers and their respective Subsidiaries will not sell, transfer, lease or otherwise dispose of any asset, including any Equity Interests, nor will any Subsidiary Borrower issue any additional shares of its Equity Interests, except:

122 (i) (A) sales of Inventory in the ordinary course of business, or (B) used or surplus equipment, or (C) Permitted Investments, in each case in the ordinary course of business; (ii) sales, transfers and dispositions among the Borrowers and their respective Subsidiaries (excluding, however, any sales, transfers and dispositions of Inventory and other Collateral or proceeds thereof, from any Subsidiary Borrower except to another Subsidiary Borrower), provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Borrower shall be made in compliance with Section 7.07 and further provided that within five (5) Business Days after consummation of such sale, transfer or disposition, the provisions of Section 6.13(c) shall be satisfied, if applicable; (iii) sales of Minority Interests in the Equity Interests of any Subsidiary; provided that (A) no Event of Default has occurred and is continuing or would arise therefrom and (B) no Change in Control would result therefrom; (iv) sales of real and personal property in connection with the closure of any store location to the extent such property is not, in the Parent Borrower’s reasonable judgment, necessary for the continued conduct of the Subsidiary Borrowers’ business; and (v) sales of real property with a value not to exceed $25,000,000 for cash in an aggregate amount not less than the fair market value of such property to the extent that the proceeds of such sale are used to fund working capital and other general corporate purposes of the Subsidiary Borrowers and their respective Subsidiaries; provided that all sales, transfers, leases and other dispositions permitted hereby shall be made at arm’s length and for fair value and solely for cash consideration (other than sales, transfers and other dispositions among Borrowers permitted under clause (ii)); and further provided that the authority granted hereunder may be terminated in whole or in part by the Agent upon the occurrence and during the continuance of any Event of Default; (b) (i) The Parent Borrower will not sell, transfer, lease or otherwise dispose of receipts from credit card processors of the Subsidiary Borrowers or the Parent Borrower except among the Parent Borrower and the Subsidiary Borrowers; (ii) The Parent Borrower will not, after the occurrence and during the continuation of an Event of Default, sell, transfer, lease or otherwise dispose of any asset (including any Equity Interests or the issuance of any additional shares of its Equity Interests unless done in accordance with Section 7.05(b)(iii) below), except: (A) (1) sales of assets in the ordinary course of business, or (2) used or surplus equipment, or (3) Permitted Investments, in each case in the ordinary course of business; (B) sales, transfers and dispositions among the Parent Borrower and the Subsidiary Borrowers; and

123 (C) other sales, transfers, or dispositions of assets not in the ordinary course of business; provided that such sales do not exceed ten percent of the book value of all of the consolidated tangible assets of the Parent Borrower as of the date of such Event of Default; and (D) sales of real and personal property in connection with the closure of any store location to the extent such property is not, in the Parent Borrower’s reasonable judgment, necessary for the continued conduct of the Parent Borrower’s business; (iii) The Parent Borrower may sell additional shares of its Equity Interests and any Minority Interests in the Equity Interests of any Subsidiary; provided that (A) no Event of Default has occurred and is continuing or would result therefrom, (B) no Change in Control would result therefrom and (C) all sales permitted hereby shall be made at arm’s length and for fair value. (c) Sections 7.05(a) and (b) will not prohibit the sale, transfer, lease or other disposition (collectively, a “Disposition”) of any asset (other than Inventory and receipts from credit card processors of the Subsidiary Borrowers or the Parent Borrower Blocked Account which, for the avoidance of doubt, may be disposed of only in accordance with Sections 7.05(a) and (b)) if, on the date on which such Disposition is consummated and after giving effect thereto, (i) no Default or Event of Default shall exist immediately prior to or after giving effect to such Disposition and (ii) the Excess Availability Threshold is satisfied. Notwithstanding anything to the contrary herein, the Borrowers and their respective Subsidiaries will not sell, transfer, lease or otherwise dispose of any asset, including any Equity Interests, nor will any Borrower issue any additional shares of its Equity Interests, in each case, after the Second Amendment Effective Date until the Deemed Borrowing Base Termination Date has occurred, except as permitted by Sections 7.05(a)(i), (a)(ii), (a)(v), (b)(ii)(A), (b)(ii)(B) and (b)(iii). Section 7.06 Restricted Payments; Certain Payments of Indebtedness. (a) The Borrowers will not declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except: (i) the Borrowers may declare and pay dividends with respect to their Equity Interests in additional shares of their Equity Interests; (ii) the Subsidiary Borrowers may declare and pay dividends with respect to their Equity Interests in cash or in other property (other than Inventory) so long as (A) no Default or Event of Default then exists or, after giving effect to such dividend, would arise, and (B) on the date of and after giving effect to such dividend, the Excess Availability Threshold is satisfied; (iii) the Parent Borrower may declare and pay dividends with respect to its Equity Interests in cash or in other property (other than Inventory) so long as (A) no Event of Default exists or would arise, and (B) on the date of and after giving effect to such dividend, the Excess Availability Threshold is satisfied;provided that, notwithstanding

124 anything to the contrary herein, the Parent Borrower may declare and pay dividends with respect to its Equity Interests in cash for the fiscal quarters ending on or about May 4, 2020 and August 3, 2020 in an aggregate amount not to exceed $4,000,000 in each fiscal quarter; (iv) the Parent Borrower may repurchase its Equity Interests (a “Repurchase”) as long as (A) no Event of Default then exists or, after giving effect to such Repurchase, would arise, and (B) on the date of and after giving effect to such Repurchase, the Excess Availability Threshold is satisfied. (b) The Borrowers will not at any time, and will not permit any of their Subsidiaries to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except: (i) required payments of principal and interest as and when due in respect of any Indebtedness permitted under Section 7.01; (ii) refinancings of Indebtedness to the extent permitted by Section 7.01; and (iii) optional prepayments, redemptions, retirements, acquisition, cancellation or termination of Indebtedness of any Borrower (collectively, a “Prepayment”) as long as (A) no Default or Event of Default then exists or, after giving effect to such Prepayment, would arise; and (B) on the date of and after giving effect to such Prepayment, the Excess Availability Threshold is satisfied. (c) After the occurrence and during the continuation an Event of Default under Section 8.01(h) or Section 8.01(i) hereof, the Parent Borrower will not at any time, make or agree to pay or make, directly or indirectly any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except required payments of principal and interest as and when due in respect of any permitted Indebtedness and refinancings of Indebtedness to the extent permitted by Section 7.01. Notwithstanding anything to the contrary herein, the Borrowers will not (i) declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment after the Second Amendment Effective Date until the Deemed Borrowing Base Termination Date has occurred, except as permitted by Section 7.06(a)(i) and the proviso to Section 7.06(a)(iii), and (ii) at any time, and will not permit any of their Subsidiaries to make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness

125 after the Second Amendment Effective Date until the Deemed Borrowing Base Termination Date has occurred, except as permitted by Sections 7.06(b)(i) and (b)(ii). Section 7.07 Transactions with Affiliates. The Subsidiary Borrowers will not at any time, and the Parent Borrower will not after the occurrence and during the continuation of an Event of Default sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrowers than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrowers and their respective Subsidiaries not involving any other Affiliate, which would not otherwise violate the provisions of the Loan Documents, and (c) other transactions otherwise permitted under this Agreement. Section 7.08 Fixed Charge Coverage Ratio. The Borrowers will not permit the Fixed Charge Coverage Ratio to be less than 1.0:1.0; provided, that this covenant shall only be applicable to the extent Excess Availability is ever less than $100,000,000 or an 80,000,000 or a Specified Event of Default has occurred and is continuing (a “Trigger Period”); provided, further, that once applicable, this covenant will be tested for the fiscal quarter most recently ended for which financial statements have been (or were required to be) provided pursuant to Section 6.01(a) or Section 6.01(b) (an “Initial FCCR Test Period”) on the date Excess Availability is less than $100,000,000 or an 80,000,000 or a Specified Event of Default has occurred and is continuing, and this covenant shall continue to be applicable and tested as of the end of each fiscal quarter ending thereafter until (x) the date that Excess Availability has been greater than $100,000,000 80,000,000 at all times for ninety sixty (9060) consecutive calendar days, and (y) no Default or Event of Default then exists or has existed during such ninety sixty (9060) consecutive calendar day period. To the extent this covenant shall be applicable as set forth above, within two (2) Business Days of its becoming applicable, the Borrowers shall deliver to the Agent a certificate of a Financial Officer, in form and substance acceptable to the Agent, setting forth and certifying to reasonably detailed calculations of the Fixed Charge Coverage Ratio for such Initial FCCR Test Period demonstrating compliance (or non compliance) with this Section 7.08 for such period. Section 7.09 Subsidiaries. The Borrowers shall not form, acquire, or cause to be formed a Material Subsidiary or permit any Subsidiary to become a Material Subsidiary, unless and until any such Material Subsidiary enters into a joinder agreement in accordance with the terms of, and to the extent required by, Section 6.13(a) hereof. The Borrowers shall not permit Subsidiaries which are not then Subsidiary Borrowers to collectively own property of the same type as the Collateral that has an aggregate book value in excess of $1,000,000. Section 7.10 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrowers and their respective Subsidiaries will not purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (the foregoing collectively referred to as “Investments”), except for:

126 (a) Permitted Investments; (b) Investments existing on the Second Amendment Effective Date, and set forth on Schedule 7.10, to the extent such investments would not be permitted under any other clause of this Section; (c) Investments existing on the Second Amendment Effective Date in any Borrower or any Subsidiary (including the Specified Subsidiaries) of a Borrower; (d) loans or advances and other investments by any Borrower to any other Borrower or by any Subsidiary to any Borrower; (e) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business; (f) loans or advances to employees for the purpose of travel, entertainment or relocation in the ordinary course of business; (g) Investments in wholly owned Subsidiaries which are not Borrowers (including the Specified Subsidiaries) in an amount not to exceed, in the aggregate after the Second Amendment Effective Date, (i) $50,000,000, plus (ii) such additional amounts as the Borrowers may determine, as long as on the date of and after giving effect to such Investment, the Excess Availability Threshold is satisfied; provided that no such Investment may be made after the occurrence and during the continuance of an Event of Default or if an Event of Default would arise therefrom; (h) Guaranties of Indebtedness permitted under Section 7.01; (i) Investments in Permitted Joint Ventures, provided that at the time that commitments to make such Investments become binding, no Default or Event of Default exists or would result from the making of such Investment; (j) acquisitions of real property assets with an aggregate value not to exceed $10,000,000 so long as no Default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed acquisition; and (k) other Investments so long as at the time such Investment is made (i) no Default or Event of Default shall exist immediately prior to or after giving effect to such Investment and (ii) the Excess Availability Threshold is satisfied. Notwithstanding anything to the contrary herein, the Borrowers and their respective Subsidiaries will not make any additional Investments after the Second Amendment Effective Date until the Deemed Borrowing Base Termination Date has occurred, except as permitted by Section 7.10(d) and Section 7.10(j).

127 ARTICLE VIII EVENTS OF DEFAULT Section 8.01 Events of Default. If any of the following events (“Events of Default”) shall occur: (a) the Borrowers shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrowers shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document within three (3) Business Days after the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (c) any representation or warranty made or deemed made by or on behalf of any Borrower in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) the Borrowers shall (i) fail to observe or perform any covenant, condition or agreement contained in Section 2.24, Section 6.02(a), Section 6.04 (with respect to the Parent Borrower’s existence), Section 6.09(b), Section 6.11, Section 6.13, Section 6.14 or in Article VII, (ii) fail to observe or perform any covenant, condition or agreement contained in Section 6.01(e) and such failure shall continue unremedied for a period of five (5) days after the earlier of any Borrower’s knowledge of such breach or notice thereof from the Agent to the Parent Borrower or (iii) fail to observe or perform any covenant, condition or agreement contained in Section 6.07 or Section 6.09(a) and such failure shall continue unremedied for a period of three (3) days after the earlier of any Borrower’s knowledge of such breach or notice thereof from the Agent to the Parent Borrower; (e) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b), (c), or (d) of this Article), and such failure shall continue unremedied for a period of thirty (30) days after the earlier of any Borrower’s knowledge of such breach or notice thereof from the Agent (which notice will be given at the request of any Lender) to the Parent Borrower; (f) any Borrower shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness when and as the same shall become due and payable (after giving effect to the expiration of any grace or cure period set forth therein); provided that any such failure with respect to any such Material Indebtedness that

128 is being contested in good faith by appropriate proceedings shall not constitute an Event of Default as long as any Borrower’s title to any substantial part of its property is not materially adversely affected, its use of such property in the ordinary course of business is not materially interfered with and adequate reserves with respect thereto have been set aside on its books in conformity with GAAP; (g) any event or condition occurs that results in any Material Indebtedness (i) becoming due or required to be prepaid, repurchased, redeemed or defeased or (ii) in the case of any Hedging Agreement, terminated, in each case, prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness (other than in respect of any Hedging Agreement) or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by Section 7.05 or (B) any Indebtedness that becomes due as a result of a voluntary refinancing thereof by any Borrower or any of its Subsidiaries or, in the case of any Indebtedness in respect of a Hedging Agreement, a voluntary termination thereof by any Borrower or any of its Subsidiaries; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or any of its Material Subsidiaries or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any of its Material Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Borrower or any of its Material Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any of its Material Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Borrower or any of its Material Subsidiaries shall become unable, admit in writing its inability or fail generally to pay its debts as they become due; (k) one or more judgments for the payment of money in an aggregate amount in excess of $75,000,000 shall be rendered against any Borrower or any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a

129 judgment creditor to attach or levy upon any assets of any Borrower or any of its Subsidiaries to enforce any such judgment; (l) an ERISA Event shall have occurred that when, taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect; (m) (i) any challenge by or on behalf of any Borrower to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest (other than with respect to an immaterial portion of the Collateral (taken as a whole) not of the type included in the Borrowing Base or accounts receivable) created by or in any Loan Document or any payment made pursuant thereto. (ii) any challenge by or on behalf of any other Person to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest (other than with respect to an immaterial portion of the Collateral (taken as a whole) not of the type included in the Borrowing Base or accounts receivable) created by or in any Loan Document or any payment made pursuant thereto, in each case, as to which an order or judgment has been entered adverse to the Agent and the Lenders. (iii) any Lien (other than with respect to an immaterial portion of the Collateral (taken as a whole) not of the type included in the Borrowing Base or accounts receivable) purported to be created under any Security Document shall cease to be, or shall be asserted by any Borrower not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents; (n) a Change in Control shall occur; (o) the Loan Guaranty shall fail to remain in full force or effect with respect to any Loan Guarantor or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty, or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty, or shall give notice to such effect; (p) the occurrence of any uninsured loss to any material portion of the Collateral; provided that, for the avoidance of doubt, a self-insurance program maintained in accordance with Section 6.07(a) shall constitute insurance for purposes of this clause (p); (q) the indictment of, or institution of any legal process or proceeding against, any Borrower, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of any material property of any Borrower and/or the imposition of any stay or other order, the effect of which could reasonably be to restrain in any

130 material way the conduct by the Borrowers, taken as a whole, of their business in the ordinary course; or (r) except as otherwise permitted hereunder, the determination by the Parent Borrower, whether by vote of the Parent Borrower’s board of directors or otherwise to: (i) suspend the operation of the Borrowers’ business in the ordinary course except to the extent required in accordance with applicable law or as required or requested by any Governmental Authority, (ii) liquidate all or a material portion of the assets or store locations of all of the Borrowers (taken as a whole), or (iii) employ an agent or other third party to conduct any so called store closing, store liquidation or “Going Out Of Business” sales for all or a material portion of the assets or store locations of all of the Borrowers (taken as a whole); then, and in every such event (other than an event with respect to any Borrower or any of its Material Subsidiaries described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Parent Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and (iii) require the Borrowers to furnish cash collateral in an amount equal to 103% of the Letter of Credit Outstandings, and in case of any event with respect to any Borrower or any of its Material Subsidiaries described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Section 8.02 When Continuing. For all purposes under this Agreement, each Default and Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected to the reasonable written satisfaction of the Lenders in accordance with Section 10.02, or (b) is waived in writing by the Lenders in accordance with Section 10.02. Section 8.03 Remedies on Default. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the maturity of the Loans shall have been accelerated pursuant hereto, the Agent may, and at the request of the Required Lenders shall, proceed to protect and enforce its rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, and, if such amount shall have

131 become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or the Lenders. No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. ARTICLE IX THE AGENT Section 9.01 Authorization and Action. (a) Each Lender, on behalf of itself and any of its Affiliates that are Secured Parties , and an each Issuing Lender hereby irrevocably appoints the entity named as Agent in the heading of this Agreement and its successors and assigns to serve as the administrative agent and collateral agent under the Loan Documents and each Lender and each Issuing Lender authorizes the Agent to take such actions as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent under such agreements and to exercise such powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than within the United States, each Lender and each Issuing Lender hereby grants to the Agent any required powers of attorney to execute and enforce any Security Document governed by the laws of such jurisdiction on such Lender’s or such Issuing Lender’s behalf. Without limiting the foregoing, each Lender and each Issuing Lender hereby authorizes the Agent to execute and deliver, and to perform its obligations under, each of the Loan Documents to which the Agent is a party, and to exercise all rights, powers and remedies that the Agent may have under such Loan Documents. (b) As to any matters not expressly provided for herein and in the other Loan Documents (including enforcement or collection), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the written instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, pursuant to the terms in the Loan Documents), and, unless and until revoked in writing, such instructions shall be binding upon each Lender and each Issuing Lender; provided, however, that the Agent shall not be required to take any action that (i) the Agent in good faith believes exposes it to liability unless the Agent receives an indemnification and is exculpated in a manner satisfactory to it from the Lenders and the Issuing Lenders with respect to such action or (ii) is contrary to this Agreement or any other Loan Document or applicable law, including any action that may be in violation of the automatic stay under any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any requirement of law relating to bankruptcy, insolvency or reorganization or relief of debtors; provided, further, that the Agent may seek clarification or direction from the Required Lenders prior to the exercise of any such instructed action and may refrain from acting until such clarification or direction has been provided. Except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, any Subsidiary or any Affiliate of any of the foregoing that is communicated to or obtained by the

132 Person serving as Agent or any of its Affiliates in any capacity. Nothing in this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. (c) In performing its functions and duties hereunder and under the other Loan Documents, the Agent is acting solely on behalf of the Lenders and the Issuing Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. Without limiting the generality of the foregoing: (i) the Agent does not assume and shall not be deemed to have assumed any obligation or duty or any other relationship as the agent, fiduciary or trustee of or for any Lender, any Issuing Lender or any other Secured Party or holder of any other obligation other than as expressly set forth herein and in the other Loan Documents, regardless of whether a Default or an Event of Default has occurred and is continuing (and it is understood and agreed that the use of the term “agent” (or any similar term) herein or in any other Loan Document with reference to the Agent is not intended to connote any fiduciary duty or other implied (or express) obligations arising under agency doctrine of any applicable law, and that such term is used as a matter of market custom and is intended to create or reflect only an administrative relationship between contracting parties); additionally, each Lender agrees that it will not assert any claim against the Agent based on an alleged breach of fiduciary duty by the Agent in connection with this Agreement and/or the transactions contemplated hereby; and (ii) nothing in this Agreement or any Loan Document shall require the Agent to account to any Lender for any sum or the profit element of any sum received by the Agent for its own account. (d) The Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agent. (e) None of any Syndication Agent, any Documentation Agent or any Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.

133 (f) In case of the pendency of any proceeding with respect to any Borrower under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Agent (irrespective of whether the principal of any Loan or any reimbursement obligation in respect of any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Agent shall have made any demand on any Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Disbursements and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lenders and the Agent (including any claim under Sections 2.10, 2.11, 2.12, 2.13, 2.26, 2.28 and 10.04) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Lender and each other Secured Party to make such payments to the Agent and, in the event that the Agent shall consent to the making of such payments directly to the Lenders, the Issuing Lenders or the other Secured Parties, to pay to the Agent any amount due to it, in its capacity as the Agent, under the Loan Documents (including under Section 10.04). Nothing contained herein shall be deemed to authorize the Agent to authorize or consent to or accept or adopt on behalf of any Lender or Issuing Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or Issuing Lender or to authorize the Agent to vote in respect of the claim of any Lender or Issuing Lender in any such proceeding. (g) The provisions of this Article are solely for the benefit of the Agent, the Lenders and the Issuing Lenders, and, except solely to the extent of the Borrowers’ right to consent pursuant to and subject to the conditions set forth in this Article, no Borrower nor any Subsidiary, or any of their respective Affiliates, shall have any rights as a third party beneficiary under any such provisions. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Obligations provided under the Loan Documents, to have agreed to the provisions of this Article. Section 9.02 Administrative Agent’s Reliance, IndemnificationLimitation of Liability, Etc.. (a) Neither the Agent nor any of its Related Parties shall be (i) liable for any action taken or omitted to be taken by such party, the Agent or any of its Related Parties under or in connection with this Agreement or the other Loan Documents (x) with the consent of or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in the Loan Documents) or (y) in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a

134 court of competent jurisdiction by a final and non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (including, for the avoidance of doubt, in connection with the Agent’s reliance on any Electronic Signature transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page) or for any failure of any Borrower to perform its obligations hereunder or thereunder. (b) The Agent shall be deemed not to have knowledge of any (i) notice of any of the events or circumstances set forth or described in Section 6.02 unless and until written notice thereof stating that it is a “Notice under Section 6.02” in respect of this Agreement and identifying the specific clause under said Section is given to the Agent by the Parent Borrower or (ii) notice of any Default or Event of Default unless and until written notice thereof (stating that it is a “notice of default”) Notice of Default” or a “Notice of an Event of Default”) is given to the Agent by the Parent Borrower, a Lender or an Issuing Lender. Further, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in Article V or elsewhere in any Loan Document, other than to confirm receipt of items (which on their face purport to be such items) expressly required to be delivered to the Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Agent, or (vi) the creation, perfection or priority of Liens on the Collateral; (c) Without limiting the foregoing, the Agent (i) may treat the payee of any promissory note as its holder until such promissory note has been assigned in accordance with Section 10.06, (ii) may rely on the Register to the extent set forth in Section 10.06(c), (iii) may consult with legal counsel (including counsel to the Borrowers), independent public accountants and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iv) makes no warranty or representation to any Lender or Issuing Lender and shall not be responsible to any Lender or Issuing Lender for any statements, warranties or representations made by or on behalf of any Borrower in connection with this Agreement or any other Loan Document, (v) in determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, may presume that such condition is satisfactory to such Lender or Issuing Lender unless the Agent shall have received notice to the contrary from such Lender or Issuing Lender sufficiently in advance of the making of such Loan or the issuance of such Letter of Credit and (vi) shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any notice, consent, certificate or other instrument or writing (which writing may be a fax, any electronic message, Internet or intranet website posting

135 or other distribution) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated by the proper party or parties (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Section 9.03 Posting of Communications. (a) The Borrowers agree that the Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Lenders by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic system chosen by the Agent to be its electronic transmission system (the “Approved Electronic Platform”). (b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Second Amendment Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per- deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each Lender, each Issuing Lender and each Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there may be confidentiality and other risks associated with such distribution. Each Lender, each Issuing Lender and each Borrower hereby approves distribution of the Communications through the Approved Electronic Platform and understands and assumes the risks of such distribution. (c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE AGENT, ANY ARRANGER, ANY DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY BORROWER, ANY LENDER, ANY ISSUING LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S OR THE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM.

136 “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Agent, any Lender or any Issuing Lender by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform. (d) Each Lender and Issuing Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Lender agrees (i) to notify the Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Lender’s (as applicable) e-mail address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such e-mail address. (e) Each Lender, each Issuing Lender and each Borrower agrees that the Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Agent’s generally applicable document retention procedures and policies. (f) Nothing herein shall prejudice the right of the Agent, any Lender or any Issuing Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. Section 9.04 The Agent Individually. With respect to its Commitment, Loans (including Swingline Loans) and Letters of Credit, the Person serving as the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or Issuing Lender, as the case may be. The terms “Issuing Lenders”, “Lenders”, “Required Lenders”, “Required Supermajority Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity as a Lender, Issuing Lender or as one of the Required Lenders or Required Supermajority Lenders, as applicable. The Person serving as the Agent and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust or other business with, any Borrower, any Subsidiary or any Affiliate of any of the foregoing as if such Person was not acting as the Agent and without any duty to account therefor to the Lenders or the Issuing Lenders. Section 9.05 Successor Agent. (a) The Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to the Lenders, the Issuing Lenders and the Parent Borrower, whether or not a successor Agent has been appointed. Upon any such resignation, the Required Lenders shall have the right, to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders , and shall have accepted such appointment , within thirty (30) days after the retiring Agent’s giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Lenders, appoint a successor Agent , which shall be a bank with an office in the United States of America or an Affiliate of any such bank. In either case, such appointment

137 shall be subject to the prior written approval of the Parent Borrower (which approval may not be unreasonably withheld and shall not be required while an Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Agent by a successor Agent, such successor Agent shall succeed to and become vested with, all the rights, powers, privileges and duties of the retiring Agent. Upon the acceptance of appointment as Agent by a successor Agent, the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. Prior to any retiring Agent’s resignation hereunder as Agent, the retiring Agent shall take such action as may be reasonably necessary to assign to the successor Agent its rights as Agent under the Loan Documents. (b) Notwithstanding paragraph (a) of this Section, in the event no successor Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent gives notice of its intent to resign, the retiring Agent may give notice of the effectiveness of its resignation to the Lenders, the Issuing Lender and the Borrowers, whereupon, on the date of effectiveness of such resignation stated in such notice, (i) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents; provided that, solely for purposes of maintaining any security interest granted to the Agent under any Security Document for the benefit of the Secured Parties, the retiring Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and continue to be entitled to the rights set forth in such Security Document and Loan Document, and, in the case of any Collateral in the possession of the Agent, shall continue to hold such Collateral, in each case until such time as a successor Agent is appointed and accepts such appointment in accordance with this Section (it being understood and agreed that the retiring Agent shall have no duty or obligation to take any further action under any Security Document, including any action required to maintain the perfection of any such security interest), and (ii) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent until such time as the Required Lenders appoint a successor Agent as provided for in paragraph (a) of this Section; provided that (A) all payments required to be made hereunder or under any other Loan Document to the Agent for the account of any Person other than the Agent shall be made directly to such Person and (B) all notices and other communications required or contemplated to be given or made to the Agent shall directly be given or made to each Lender and Issuing Lender. Following the effectiveness of the Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.28(d) and Section 10.04, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent and in respect of the matters referred to in the proviso under paragraph (a) above. Section 9.06 Acknowledgment of Lenders and Issuing Lenders. (a) Each Lender and each Issuing Lender represents that and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Lender, in each case, in the ordinary course of its business and that , and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender and each Issuing Lender agrees not to assert a claim in

138 contravention of the foregoing), (iii) it has, independently and without reliance upon the Agent, any Arranger, any Syndication Agent, any Documentation Agent, or any other Lender or Issuing Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender and each Issuing Lender also acknowledges that it will, independently and without reliance upon the Agent, any Arranger, any Syndication Agent, any Documentation Agent, or any other Lender or Issuing Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrowers and their Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. (b) Each Lender, each Issuing Lender and each Swingline Lender by delivering its signature page to this Agreement on the Effective Date, or delivering its signature page to an Assignment and Assumption or any other Loan Document pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Agent or the Lenders on the Effective Date or the effective date of any such Assignment and Assumption or any other Loan Document pursuant to which it shall have become a Lender hereunder. (c) Each Lender hereby agrees that (i) it has requested a copy of each Report prepared by or on behalf of the Agent; (ii) the Agent (A) makes no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (B) shall not be liable for any information contained in any Report; (iii) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Borrowers and will rely significantly upon the Borrowers’ books and records, as well as on representations of the Borrowers’ personnel and that the Agent undertakes no obligation to update, correct or supplement the Reports; (iv) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Borrower or any other Person except as otherwise permitted pursuant to this Agreement; and (v) without limiting the generality of any other indemnification provision contained in this Agreement, (A) it will hold the Agent and any such other Person preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any extension of credit that the indemnifying Lender has made or may make to a Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (B) it will pay and protect, and indemnify, defend, and hold the Agent and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorneys’ fees)

139 incurred by the Agent or any such other Person as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender. Section 9.07 Collateral Matters. (a) Except with respect to the exercise of setoff rights in accordance with Section 10.10 or with respect to a Secured Party’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Agent on behalf of the Secured Parties in accordance with the terms thereof. In its capacity, the Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the UCC. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Obligations, the Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Agent on behalf of the Secured Parties. (b) In furtherance of the foregoing and not in limitation thereof, no arrangements in respect of Hedging Agreements or other Bank Products the obligations under which constitute Obligations, will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Borrower under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such arrangement in respect of Hedging Agreements or other Bank Products, as applicable, shall be deemed to have appointed the Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. (c) The Secured Parties irrevocably authorize the Agent, at its option and in its discretion, to subordinate any Lien on any property granted to or held by the Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.02(a). The Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Agent’s Lien thereon or any certificate prepared by any Borrower in connection therewith, nor shall the Agent be responsible or liable to the Lenders or any other Secured Party for any failure to monitor or maintain any portion of the Collateral. Section 9.08 Credit Bidding. The Secured Parties hereby irrevocably authorize the Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Borrower is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Agent (whether by judicial action or

140 otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 10.02 of this Agreement), (iv) the Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership interests, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. Section 9.09 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that at least one of the following is and will be true:

141 (i) such Lender is not using “plan assets” (within the meaning of the Plan Asset Regulations) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96- 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent, and each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of any Borrower, that none of the Agent, any Arranger, any Syndication Agent, any Documentation Agent, or any of their respective Affiliates is a fiduciary with respect to the Collateral or the assets of such Lender (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related to hereto or thereto). (c) The Agent and each Arranger, Syndication Agent and Documentation Agent hereby inform the Lenders that each such Person is not undertaking to provide investment advice or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the

142 Loans, the Letters of Credit, the Commitments, this Agreement and any other Loan Documents, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing. Section 9.10 Flood Laws. JPMorgan has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMorgan, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMorgan reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements. Section 9.11 Acknowledgements with Respect to Payments. (a) Each Lender hereby agrees that (x) if the Agent notifies such Lender that the Agent has determined in its sole discretion that any funds received by such Lender from the Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter, return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Agent to any Lender under this Section 9.11 shall be conclusive, absent manifest error. (b) Each Lender hereby further agrees that if it receives a Payment from the Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion

143 thereof) may have been sent in error, such Lender shall promptly notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in no event later than one (1) Business Day thereafter, return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrowers hereby agree that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrowers, except, in each case, to the extent such erroneous Payment (or any portion thereof) is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds of a Borrower. (d) Each party’s obligations under this Section 9.11 shall survive the resignation or replacement of the Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document. ARTICLE X MISCELLANEOUS Section 10.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or other electronic transmission, as follows: (i) if to any Borrower, to it at Dillard’s, Inc., 1600 Cantrell Road, Little Rock, Arkansas 72201, Attention: Chris Johnson, Principal Financial Officer (Telecopy No. (501) 399-7502; E-mail: chris.johnson@dillards.com); (ii) if to the Agent or to JPMorgan as an Issuing Lender or a Swingline Lender to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 9th Floor, Dallas, Texas 75201, Attention: Credit Risk Manager/Portfolio Manager of Dillard’s, Inc. (Telecopy No. (214) 965-2594; E-mail: arpan.x.patel@jpmorgan.com), with a copy to Vinson & Elkins L.L.P., Trammell Crow Center, 2001 Ross Avenue, Suite 3900, Dallas, Texas 75201, Attention: Erec R. Winandy (Telecopy No. (214) 999-7756; E-mail: ewinandy@velaw.com);

144 (iii) if to any other Lender, to it at its address (or telecopy number) set forth on its Administrative Questionnaire or on any Assignment and Assumption for such Lender. Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All such notices and other communications given to any party hereto in accordance with the provisions of this Agreement (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given on the date of receiptwhen received, (B) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (C) delivered through Electronic Systems or Approved Electronic Platforms, as applicable, to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. (b) Notices and other communications to any Borrower, the Lenders and the Issuing Lenders hereunder may be delivered or furnished by using Electronic Systems or Approved Electronic Platforms, as applicable, or pursuant to procedures approved by the Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to certificates delivered pursuant to Section 6.01(e) unless otherwise agreed by the Agent and the applicable Lender. Each of the Agent and the Parent Borrower (on behalf of the Borrowers) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems or Approved Electronic Platforms, as applicable, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient. Section 10.02 Waivers; Amendments. (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent, any Issuing Lender or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Lenders and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision

145 of this Agreement or any other Loan Document or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the execution and delivery of this Agreement, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Lender may have had notice or knowledge of such Default at the time. (b) Amendments. Except as provided for in Sections 2.09, 2.16 and 2.20, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Parent Borrower and the Required Lenders or by the Parent Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall: (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement outstanding to any Lender or reduce the rate of interest thereon (except in connection with the waiver of applicability of any post-default increase in interest rates pursuant to Section 2.13(d)), or reduce any fees payable to any Lender hereunder, without the written consent of such Lender, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement outstanding to any Lender, or any interest thereon, or any fees payable to any Lender hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment of any Lender, without the written consent of such Lender, (iv) change Section 2.18(b), 2.18(c) or 2.18(d) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby, (v) subordinate the Obligations or the Liens granted under the Security Documents to any other Indebtedness, Lien or other obligations, as the case may be, without the written consent of each Lender, (vi) (v)change any of the provisions of this Section or the percentage in the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly and adversely affected thereby, or (vii) (vi)release all or substantially all of the Subsidiary Loan Guarantors from their guarantee obligations under Article III without the written consent of each Lender, and

146 provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Issuing Lender or any Swingline Lender hereunder without the prior written consent of the Administrative Agent, such Issuing Lender or such Swingline Lender, as the case may be. Notwithstanding the foregoing (but subject to the immediately preceding proviso), (A) any amendment of the definition of the term “Applicable Rate” pursuant to the last sentence of such definition shall require only the written consent of the Parent Borrower and the Required Lenders, (B) no consent with respect to any amendment, waiver or other modification of this Agreement shall be required of any Defaulting Lender, except with respect to any amendment, waiver or other modification referred to in clause (i), (ii) or (iii) of the first proviso of this paragraph and then only in the event such Defaulting Lender shall be directly affected by such amendment, waiver or other modification, (CB) the Administrative Agent may enter into one or more security agreements (including mortgages and pledge agreements) in connection with any grant of a security interest securing Indebtedness under this Agreement as contemplated by Sections 7.02(h) and 7.04 without the consent of any Lender and (DC) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Parent Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share in the benefits of this Agreement and the other Loan Documents and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders. Notwithstanding the foregoing, the Parent Borrower, Administrative Agent and the Issuing Lenders may (i) reallocate the LC Sublimits among the Issuing Lenders without any further action or consent of any other party to any Loan Document and (ii) the Parent Borrower, Administrative Agent and any Issuing Lender may agree to increase or decrease the LC Sublimit of such Issuing Lender. The Administrative Agent shall promptly confirm to the Parent Borrower, the Issuing Lenders and the Lenders the amount and the effective date of the revised sublimits. (c) Administrative Agent Execution. The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, waivers or other modifications on behalf of such Lender. Any amendment, waiver or other modification effected in accordance with this Section 10.02 shall be binding upon each Person that is at the time thereof a Lender and each Person that subsequently becomes a Lender. Section 10.03 Special Amendment Rules. (a) Notwithstanding anything to the contrary contained herein, no such agreement shall (i) change Section 6.02 of the Security Agreement or Section 6.02 of the Pledge Agreement in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender directly and adversely affected thereby (other than a Defaulting Lender), (ii) change any of the provisions of this Section 10.03(a) or Section 10.03(b) or the definition of the term “Required Supermajority Lenders” without the written consent of each Lender directly and adversely affected thereby (other than a Defaulting Lender), (iii) except as provided in Section 10.03(c) below or in any Security Document, release all or substantially all of the Collateral or subordinate the Obligations hereunder, or the Liens granted hereunder or under

147 the other Loan Documents, to any other Indebtedness or Lien, or permit any Liens on the Collateral in favor of any other Person, which Liens are pari passu with the Liens of the Agent under the Security Documents, as the case may be, without the prior written consent of each Lender (other than any Defaulting Lender), (iv) any increase in the advance rates set forth in the definition of the term “Borrowing Base”, without the prior written consent of each Lender (other than a Defaulting Lender), (v) except for the release of a Subsidiary Borrower in connection with a transaction that is expressly permitted hereunder, release any Borrower from its obligations under any Loan Document, or limit its liability in respect of such Loan Document, without the written consent of each Lender (other than a Defaulting Lender) or (vi) modify the definition of the term “Permitted Overadvance” so as to increase the amount permitted under clause (b)(i) of such definition or, except as provided in such definition, the time period for which a Permitted Overadvance may remain outstanding without the written consent of each Lender (other than a Defaulting Lender). (b) Notwithstanding anything to the contrary contained herein, no such agreement shall (i) change the definition of the term “Borrowing Base” or any component definition thereof (other than any increase in advance rates set forth in the definition of the term “Borrowing Base”, which shall be subject to Section 10.03(a)), if as a result thereof the amounts available to be borrowed by the Borrowers would be increased, provided that the foregoing shall not limit the Permitted Discretion of the Agent to change, establish or eliminate any Reserves and (ii) modify the Excess Availability Threshold set forth in Section 7.08, in each case, without the written consent of the Required Supermajority Lenders and provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent, the Issuing Lenders or the Swingline Lenders without the prior written consent of the Agent, the Issuing Lenders or the Swingline Lenders, as the case may be. (c) The Lenders and the Issuing Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Liens granted to the Agent by the Borrowers on any Collateral (i) upon the Payment in Full of all Obligations, and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed of if the Borrower disposing of such property certifies to the Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary Borrower or the Subsidiary Borrower otherwise becomes an Excluded Subsidiary, the Agent is authorized to release the Subsidiary Borrower and any Loan Guaranty provided by such Subsidiary Borrower, (iii) constituting property leased to a Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Agent and the Lenders pursuant to Article VIII. Except as provided in the preceding sentence, the Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders; provided that, the Agent may in its discretion, release its Liens on Collateral valued in the aggregate not in excess of $5,000,000 during any calendar year without the prior written authorization of the Required Lenders (it being agreed that the Agent may rely conclusively on one or more certificates of the Borrowers as to the value of any Collateral to be so released, without further inquiry). Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrowers in respect of) all interests retained by the Borrowers, including the

148 proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Agent of documents in connection with any such release shall be without recourse to or warranty by the Agent. (d) Notwithstanding anything to the contrary contained in this Section 10.03 or in Section 10.02 above, in the event that the Borrowers request that this Agreement or any other Loan Document be modified, amended or waived in a manner which would require the consent of the Lenders pursuant to Section 10.02(b), Section 10.03(a) or Section 10.03(b) and such amendment is approved by the Required Lenders, but not by the requisite percentage of the Lenders, the Borrowers, and the Required Lenders shall be permitted to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrowers (such Lender or Lenders, collectively the “Minority Lenders”) to provide for (w) the termination of the Commitment of each of the Minority Lenders, (x) the addition to this Agreement of one or more other financial institutions, or an increase in the Commitment of one or more of the Required Lenders, so that the aggregate Commitments after giving effect to such amendment shall be in the same amount as the aggregate Commitments immediately before giving effect to such amendment, (y) if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans (including principal, interest, and fees) of the Minority Lenders immediately before giving effect to such amendment and (z) such other modifications to this Agreement or the Loan Documents as may be appropriate and incidental to the foregoing. (e) No notice to or demand on any Borrower shall entitle any Borrower to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrowers unless signed by the Borrowers. (f) Notwithstanding anything to the contrary herein the Agent may, with the consent of the Parent Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. Section 10.04 Expenses; Limitation of Liability; Indemnity; Damage WaiverEtc. (a) Expenses. The Borrowers shall jointly and severally pay (i) all reasonable and documented out-of-pocket expenses incurred by the Agent and its Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Agent, the Issuing Lenders and the Lenders, taken as a whole, outside consultants for the Agent for appraisals and field examinations, in connection with the syndication and distribution (including, without limitation, via the internet or through any Electronic System or Approved Electronic Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or and any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the Issuing Lenders in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, and (iii) all reasonable

149 and documented out-of-pocket expenses incurred by the Agent, the Issuing Lenders or any Lender, including the reasonable and documented fees, charges and disbursements of counsel and any outside consultants for the Agent, the Issuing Lenders or any Lender, for appraisals, field examinations, and environmental site assessments, in connection with the enforcement , collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit; provided that the Administrative Agent, the Collateral Agent, the Issuing Lenders, the Second Amendment Arrangers and the Lenders, taken as a whole, shall be entitled to no more than one counsel and, if necessary, of a single local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all such Persons, taken as a whole (absent a conflict of interest in which case such affected person may engage and be reimbursed for additional counsel). (b) Limitation of Liability. To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party (i) for any Liabilities arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this Section 10.04(b) shall relieve any Borrower of any obligation it may have to indemnify an Indemnitee pursuant to Section 10.04(a) or (c) or any other expense reimbursement or indemnity obligations of any Borrower set forth herein or under any other Loan Document. No Indemnitee shall be liable for any damages arising from the use by any recipient of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems, except to the extent they are determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, willful misconduct or gross negligence of such Indemnitee or any of its Controlled Affiliates, Persons under common Control or Controlling Persons, or any of their respective officers, directors, employees, agents or advisors, or for any special, indirect, consequential or punitive damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (c) (b)Indemnity. The Borrowers shall, jointly and severally, indemnify the Agent, each Arranger, each Syndication Agent, each Documentation Agent, each Issuing Lender and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, liabilities Liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of counsel for the Indemnitees and of any separate counsel that may be required in light of any conflicting interests among Indemnitees, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the transactions contemplated by the Loan Documents or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the

150 use of the proceeds therefrom (including any refusal by any Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of the Subsidiaries, (iv) the failure of a Borrower to deliver to the Agent the required receipts or other required documentary evidence with respect to a payment made by a Borrower for Taxes pursuant to Section 2.28, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation, arbitration or proceeding Proceeding relating to any of the foregoing, whether or not such Proceeding is brought by any Borrower or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities Liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith, willful misconduct or material breach of any obligation under any Loan Document of such Indemnitee or any Affiliate of such Indemnitee (or of any Related Party of such Indemnitee or any such Indemnitee’s Affiliates). This Section 10.04(b10.04(c) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (d) (c)Lender Reimbursement. Each Lender severally agrees to pay any amount required to be paid by any Borrower under paragraph (aparagraphs (a), (b) or (bc) of this Section 10.04 to the Agent, each Issuing Lender and each Swingline Lender, and each Related Party of any of the foregoing Persons (each, an “Agent Indemnitee-Related Person”) (to the extent not reimbursed by a Borrower and without limiting the obligation of any Borrower to do so), ratably according to their respective Commitment Percentage in effect on the date on which indemnification such payment is sought under this Section (or, if indemnification such payment is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Commitment Percentage immediately prior to such date), and indemnify and hold harmless from and against any and all losses, claims, damages, penalties, liabilities Liabilities and related expenses, including the fees, charges and disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent Indemnitee -Related Person in any way relating to or arising out of the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent Indemnitee -Related Person under or in connection with any of the foregoing; provided that the unreimbursed expense or indemnified loss, claim, damage, liability Liability or related expense, as the case may be, was incurred by or asserted against such Agent Indemnitee -Related Person in its capacity as such; provided, further, that no Lender shall be liable for the payment of any portion of such liabilitiesLiabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from such Agent Indemnitee’s -Related Person’s gross negligence or willful misconduct. The agreements in this Section shall survive the termination of this Agreement and the Payment in Full of the Obligations.

151 (d) To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet) or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Borrower of any obligation it may have to indemnify an Indemnitee pursuant to clause (a) or (b) of this Section or any other expense reimbursement or indemnity obligations of any Borrower set forth herein or under any other Loan Document. No Indemnitee shall be liable for any damages arising from the use by any recipient of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems, except to the extent they are determined by a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, willful misconduct or gross negligence of such Indemnitee or any of its Controlled Affiliates, Persons under common Control or Controlling Persons, or any of their respective officers, directors, employees, agents or advisors, or for any special, indirect, consequential or punitive damages in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) All amounts due under this Section Payments. All amounts due under this Section 10.04 shall be payable promptly after written demand therefor. Section 10.05 Designation of Parent Borrower as Borrowers’ Agent. (a) Each Borrower hereby irrevocably designates and appoints the Parent Borrower as that Borrower’s agent (i) to execute the Fee Letter, and (ii) to obtain Loans and Letters of Credit hereunder, the proceeds of which shall be available for those uses as those set forth herein. As the disclosed principal for its agent, each Borrower shall be obligated to the Agent and each Lender on account of the amounts due under the Fee Letter, Loans so made and Letters of Credit so issued hereunder as if made directly by the Lenders to such Borrower, notwithstanding the manner by which such Loans and Letters of Credit are recorded on the books and records of the Parent Borrower and of any Borrower. (b) Each Borrower recognizes that credit available to it hereunder is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Obligations of all other Borrowers as if the Borrower so assuming were each other Borrower. (c) The Parent Borrower shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Parent Borrower has requested a Loan. (i) The Parent Borrower shall cause the transfer of the proceeds of each Loan to the (those) Borrower(s) on whose behalf such Loan was obtained. Neither the Agent nor any Lender shall have any obligation to see to the application of such proceeds.

152 (ii) If, for any reason, and at any time during the term of this Agreement, (A) any Borrower, including the Parent Borrower, as agent for the Borrowers, shall be unable to, or prohibited from carrying out the terms and conditions of this Agreement (as determined by the Agent in the Agent’s sole and absolute discretion); or (B) the Agent deems it inexpedient (in the Agent’s sole and absolute discretion) to continue making Loans and cause Letters of Credit to be issued to or for the account of any particular Borrower or its Subsidiaries, or to channel such Loans and Letters of Credit through the Parent Borrower, then the Lenders may make Loans directly to, and cause the issuance of Letters of Credit directly for the account of such of the Borrowers as the Agent determines to be expedient, which Loans may be made without regard to the procedures otherwise included herein. (d) In the event that the Agent determines to forgo the procedures included herein pursuant to which Loans and Letters of Credit are to be channeled through the Parent Borrower, then the Agent may designate one or more of the Borrowers to fulfill the financial and other reporting requirements otherwise imposed herein upon the Parent Borrower. (e) Each of the Borrowers shall remain liable to the Agent and the Lenders for the payment and performance of all Obligations (which payment and performance shall continue to be secured by all Collateral granted by each of the Borrowers) notwithstanding any determination by the Agent to cease making Loans or causing Letters of Credit to be issued to or for the benefit of any Borrower. (f) The authority of the Parent Borrower to request Loans on behalf of, and to bind, the Borrowers, shall continue unless and until the Agent acts as provided in paragraph (c), above, or the Agent actually receives (i) written notice of: (A) the termination of such authority, and (B) the subsequent appointment of a successor Parent Borrower, which notice is signed by a Responsible Officer of each Borrower (other than the President of the Parent Borrower being replaced) then eligible for borrowing under this Agreement; and (ii) written notice from such successive Parent Borrower (A) accepting such appointment; (B) acknowledging that such removal and appointment has been effected by the respective Responsible Officer of such Borrowers eligible for borrowing under this Agreement; and (C) acknowledging that from and after the date of such appointment, the newly appointed Parent Borrower shall be bound by the terms hereof, and that as used herein, the term “Parent Borrower” shall mean and include the newly appointed Parent Borrower. Section 10.06 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations

153 hereunder without the prior written consent of each Lender (and any such attempted assignment or transfer without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Lender that issues any Letter of Credit), Participants (to the extent provided in paragraph (e) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent, the Issuing Lenders and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it), provided that (i) except in the case of an assignment to an Eligible Assignee, or as a result of a merger of a Lender with an Eligible Assignee, or the sale of all of the loan portfolio of a Lender to an Eligible Assignee, each of the Parent Borrower (but (A) only if no Event of Default described in Section 8.01(a), Section 8.01(b), Section 8.01(h), Section 8.01(i), or Section 8.01(j) then exists and (B) the Parent Borrower shall be deemed to have consented to any assignment unless it shall object thereto by written notice (which may be by e-mail) to the Agent within 10 15 Business Days after delivery of a written request for consent to such assignment, which written request shall be provided to two Responsible Officers of the Parent Borrower, with one such Responsible Officer being a Financial Officer), the Agent and each Issuing Lender must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent) shall not be less than $10,000,000 unless the Agent otherwise consents, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations, (iv) the parties to each assignment shall execute and deliver to the Agent an Assignment and Assumption, and, after completion of the syndication of the Loans, together with a processing and recordation fee of $3,500, (v) no assignment shall be made to any Borrower or any of their Affiliates and (vi) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate level-information (which may contain material non-public information about the Parent Borrower, the other Borrowers and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including federal and state securities laws. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 2.22(b), Section 2.26, and Section 2.28 and Section 10.04). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with

154 this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section. (c) The Agent, acting solely for this purpose as an a non-fiduciary agent of the Borrowers, shall maintain at one of its offices in Dallas, Texas a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrowers, the Agent, the Issuing Lenders and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Parent Borrower, any Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to an Approved Electronic Platform as to which the Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.03, 2.06(d) or (e), 2.07, 2.18(d) or 10.04(c10.04(d), the Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (e) Any Lender may, without the consent of , or notice to, the Borrowers, the Agent, or the Issuing Lenders or the Swingline Lender, sell participations to one or more banks or other entities (other than a Borrower or any of its Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and /or the Loans owing to it), provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Agent, the Issuing Lenders and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and /or obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation in the Commitments, the Loans and the Letters of Credit Outstandings shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that directly and adversely affects such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Section

155 2.22(b), Section 2.26, and Section 2.28 (subject to the requirements and limitations therein, including the requirements of under Section 2.28(f) and Section 2.28(g), it being understood that the documentation required under Section 2.28(f) and Section 2.28(g) shall be delivered to the participating Lender and the information and documentation required under Section 2.28(g) will be delivered to the Borrowers and the Agent) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 2.28 2.18 and Section 2.30 as if it were an assignee under paragraph (b) of this Section, and (B) shall not be entitled to receive any greater payment under Section 2.26 or Section 2.28, with respect to any participation, than its participating Lender would have been entitled to receive. Each Lender that sells a participation agrees, at the Borrowers’ request and expense, to use reasonable efforts to cooperate with the Borrowers to effectuate the provisions of Section 2.30(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.10 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as administrative agent) shall have no responsibility for maintaining a Participant Register. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. Section 10.07 Survival. All covenants, agreements, representations and warranties made by the Borrowers in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, any Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of

156 Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 2.22(b), Section 2.26, Section 2.28 and Section 10.04 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the termination of this Agreement or any provision hereof and the Payment in Full of the Obligations. Section 10.08 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (a) fees payable to the Agent and (b) increases or reductions of the LC Sublimit of the Issuing Lenders constitute the entire contract among the parties constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Agent and the Lenders and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to Section 10.01), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby , any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent to accept electronic signatures Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Agent has agreed to accept any Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, each Borrower hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring,

157 enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders and the Borrowers, Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Lender- Related Person for any Liabilities arising solely from the Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of any Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. Section 10.09 Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 10.10 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender , each Issuing Lender and each of its their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held , and other obligations at any time owing , by such Lender or its Affiliates , such Issuing Lender or any such Affiliate, to or for the credit or the account of the Borrowers against any of and all the obligations of the Borrowers now or hereafter existing under this Agreement held by such Lender or its Affiliateany Borrower against any and all of the Obligations held by such Lender, such Issuing Lender or their respective Affiliates, irrespective of whether or not such Lender or its Affiliate , such Issuing Lender or their respective Affiliates shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch office or Affiliate of such Lender or such Issuing Lender different from the branch office or Affiliate holding such deposit or obligated on such indebtedness; provided that no amount received pursuant to this Section 10.10 from any Borrower shall be applied to any Excluded Hedging Obligation of any Borrower and provided further that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid

158 over immediately to the Agent for further application in accordance with the provisions of Section 2.31 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent, the Issuing Lenders, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender , each Issuing Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliate , such Issuing Lender or their respective Affiliates may have. In no event may a Lender or its , a Issuing Lender or any of their respective Affiliates set off and apply the Other Store Proceeds against such obligations. Each Lender (including any Defaulting Lender) and each Issuing Lender agrees to notify the Parent Borrower and the Administrative Agent promptly after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of any such setoff or application under this Section. Section 10.11 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW INTERNAL LAWS OF THE STATE OF NEW YORK. (b) Each of the parties hereto agrees that any suit for the enforcement of this Agreement or any other Loan Document may be brought in any New York state or federal court sitting in the Borough of Manhattan in New York City and consent to the non-exclusive jurisdiction of such courts. Each of the parties hereto hereby waives any objection which they may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum. (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 10.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

159 Section 10.13 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 10.14 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts that are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the NYFRB Rate to the date of repayment, shall have been received by such Lender. Section 10.15 Additional Waivers. The Obligations are the joint and several obligations of each Borrower. (a) To the fullest extent permitted by applicable law, the obligations of each Borrower hereunder shall not be affected by (i) the failure of the Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Borrower under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, including with respect to any other Borrower of the Obligations under this Agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Agent or any other Secured Party. (b) The obligations of each Borrower hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the Payment in Full of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the Payment in Full of the Obligations). (c) To the fullest extent permitted by applicable law, each Borrower waives any defense based on or arising out of any defense of any other Borrower or the unenforceability of

160 the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Borrower, other than the Payment in Full of the Obligations. The Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Borrower, or exercise any other right or remedy available to them against any other Borrower, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent that all the Obligations have been Paid in Full. Pursuant to applicable law, each Borrower waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against any other Borrower, as the case may be, or any security. (d) Upon payment by any Borrower of any Obligations, all rights of such Borrower against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior Payment in Full of the Obligations. In addition, any indebtedness of any Borrower now or hereafter held by any other Borrower is hereby subordinated in right of payment to the prior Payment in Full of the Obligations. None of the Borrowers will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Borrower on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents. Section 10.16 No Fiduciary Duty, etcEtc. (a) Each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that no Credit Party will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each Credit Party is acting solely in the capacity of an arm’s length contractual counterparty to each Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, any Borrower or any other person. Each Borrower agrees that it will not assert any claim against any Credit Party based on an alleged breach of fiduciary duty by such Credit Party in connection with this Agreement and the transactions contemplated hereby. Additionally, each Borrower acknowledges and agrees that no Credit Party is advising any Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan Documents, and the Credit Parties shall have no responsibility or liability to any Borrower with respect thereto. (b) Each Borrower further acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party, together with its Affiliates, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, any

161 Credit Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, any Borrower and other companies with which any Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Credit Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion. (c) In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each Credit Party and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which a Borrower may have conflicting interests regarding the transactions described herein and otherwise. No Credit Party will use confidential information obtained from any Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with such Borrower in connection with the performance by such Credit Party of services for other companies, and no Credit Party will furnish any such information to other companies. Each Borrower also acknowledges that no Credit Party has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to any Borrower, confidential information obtained from other companies. Section 10.17 Confidentiality. (a) The Borrowers hereby agree that the Agent and each Lender may issue and disseminate to the public general information describing this Agreement, including the name and address of the Parent Borrower. (b) The Agent and each Lender agrees to keep confidential all non-public information provided to it by or on behalf of any Borrower pursuant to or in connection with this Agreement that is designated by the provider thereof as confidential; provided that nothing herein shall prevent the Agent or any Lender from disclosing any such information (i) to the Agent, any other Lender or any Affiliate thereof, (ii) subject to an agreement to comply with the provisions of this Section, to any actual or prospective transferee, assignee or participant or any direct or indirect counterparty to any Hedging Agreement (or any professional advisor to such counterparty), (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its Affiliates, (iv) upon the request or demand of any Governmental Authority, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any requirement of law, (vi) to the extent required by applicable law or if required to do so in connection with any litigation or similar proceeding, (vii) that has been publicly disclosed, (viii) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender, (ix) in connection with the exercise of any remedy hereunder or under any other Loan Document, (x) that becomes available to the Agent or any Lender on a nonconfidential basis from a source other than the Borrowers, or (xi) any nationally recognized rating agency. Notwithstanding anything to the contrary herein contained, each party (and their respective employees, representatives and other agents) may disclose to any Person the tax treatment and tax structure of the transactions

162 contemplated by this Agreement and all materials (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure. Section 10.18 Non-Public Information. (a) EACH LENDER, EACH ISSUING LENDER AND THE AGENT ACKNOWLEDGES THAT INFORMATION FURNISHED TO IT PURSUANT TO OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE PARENT BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (b) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY ANY BORROWER OR THE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS WILL BE SYNDICATE LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE PARENT BORROWER AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER AND EACH ISSUING LENDER REPRESENTS TO THE PARENT BORROWER AND THE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. Section 10.19 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Borrowers that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the USA PATRIOT Act. Section 10.20 Specified Subsidiaries. For the avoidance of doubt, the assets of the Specified Subsidiaries are not and shall not be required to be pledged as Collateral under this Agreement or any other Loan Document and none of the Specified Subsidiaries are or shall be deemed to be a Borrower, a Loan Guarantor or a Grantor (as defined in the Security Agreement). The Agent and the Lenders hereby agree that at all times, including, without limitation, (a) if an Event of Default has occurred and is continuing or (b) if the Lenders become judgment creditors and seek to attach or levy upon any assets of the Parent Borrower or any of its Subsidiaries to enforce any such judgment, DICL will continue to be operated in compliance with the regulatory guidelines required by the Bermuda Monetary Authority and the Arkansas Insurance Department. Section 10.21 Marketing Consent. The Parent Borrower hereby authorizes JPMorgan and its affiliates (collectively, the “JPMCB Parties”), at their respective sole expense, but without

163 any prior approval by the Parent Borrower, to include the Parent Borrower’s name and logo in advertising slicks posted on their internet sites, in pitchbooks or sent in mailings to prospective customers and to give such other publicity to this Agreement as each may from time to time determine in its sole discretion. The JPMCB Parties shall not use any Subsidiary Borrower’s name or any Subsidiary Borrower’s logo without the prior written approval of such Subsidiary Borrower and the Parent Borrower. Notwithstanding the foregoing, the JPMCB Parties shall not publish the Borrowers’ names in a newspaper or magazine without obtaining the Borrowers’ prior written approval. The foregoing authorization shall remain in effect unless and until the Parent Borrower notifies the JPMCB Parties in writing that such authorization is revoked. Section 10.22 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 10.23 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC

164 may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 10.24 Several Obligations; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, neither any Issuing Lender nor any Lender shall be obligated to extend credit to the Borrowers in violation of any requirement of law. Section 10.25 Disclosure. Each Borrower, each Lender and each Issuing Lender hereby acknowledges and agrees that the Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Borrowers and their respective Affiliates. Section 10.26 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Agent) obtain possession or control of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent’s request therefor shall deliver such Collateral to the Agent or otherwise deal with such Collateral in accordance with the Agent’s instructions. Section 10.27 Joint and Several. Each Borrower hereby unconditionally and irrevocably agrees it is jointly and severally liable to the Agent, the Issuing Lenders and the Lenders for the Obligations. In furtherance thereof, each Borrower agrees that wherever in this Agreement it is provided that a Borrower is liable for a payment, such obligation is the joint and several obligation

165 of each Borrower. Each Borrower acknowledges and agrees that its joint and several liability under this Agreement and the Loan Documents is absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever by the Agent, any Issuing Lender, any Lender or any other Person. Each Borrower’s liability for the Obligations shall not in any manner be impaired or affected by which Borrower receives or uses the proceeds of the credit extended hereunder or for what purposes such proceeds are used, and each Borrower waives notice of borrowing requests issued by, and loans or other extensions of credit made to, other Borrowers. Each Borrower hereby agrees not to exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Borrower against any party liable for payment under this Agreement and the Loan Documents unless and until the Obligations have been Paid in Full. Each Borrower’s joint and several liability hereunder with respect to the Obligations shall, to the fullest extent permitted by applicable law, be the unconditional liability of such Borrower irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations or of any other document evidencing all or any part of the Obligations against any applicable Borrower, (ii) the absence of any attempt to collect any of the Obligations from any other Borrower or any Collateral or other security therefor, or the absence of any other action to enforce the same, (iii) the amendment, modification, waiver, consent, extension, forbearance or granting of any indulgence by the Agent or any Lender with respect to any provision of any instrument executed by any other Borrower evidencing or securing the payment of any of the Obligations, or any other agreement now or hereafter executed by any other Borrower and delivered to the Agent (but not, in either case, with respect to such other Borrower or the payment of the Obligations generally), (iv) the failure by the Agent or any Lender to take any steps to perfect or maintain the perfected status of its Lien upon, or to preserve its rights to, any of the Collateral or other security for the payment or performance of any of the Obligations or the Agent’s release of any Collateral or of its Liens upon any Collateral, (v) the release or compromise, in whole or in part, of the liability of any other Borrower for the payment of any of the Obligations, (vi) any increase in the amount of the Obligations beyond any limits imposed herein or in the amount of any interest, fees or other charges payable in connection therewith, in each case, if consented to by any other Borrower, or any decrease in the same, or (vii) any other circumstance that might constitute a legal or equitable discharge or defense of any Borrower. After the occurrence and during the continuance of any Event of Default, the Agent may proceed directly and at once, without notice to any Borrower, against any or all of Borrowers to collect and recover all or any part of the Obligations, without first proceeding against any other Borrower or against any Collateral or other security for the payment or performance of any of the Obligations, and each Borrower waives any provision that might otherwise require the Agent or the Lenders under applicable law to pursue or exhaust remedies against any Collateral or other Borrower before pursuing such Borrower or its property. Each Borrower consents and agrees that neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations. [balance of page left intentionally blank]